BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

February 9, 2018

Dear Common Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New Jersey Municipal Income Trust (“BNJ”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” or the “Acquiring Fund” and together with BLJ and BNJ, the “Funds,” and each, a “Fund”), to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 28, 2018 at 3:00 p.m. (Eastern time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Common Shareholders of BLJ: You and the preferred shareholders of BLJ are being asked to vote as a single class on a proposal to approve the reorganization of BLJ into the Acquiring Fund (the “BLJ Reorganization”), a Fund with substantially similar (but not identical) investment objectives, investment policies and investment restrictions. Preferred shareholders of BLJ are also being asked to vote as a separate class on a proposal to approve the BLJ Reorganization.

Common Shareholders of BNJ: You and the preferred shareholders of BNJ are being asked to vote as a single class on a proposal to approve the reorganization of BNJ into the Acquiring Fund (the “BNJ Reorganization”), a Fund with substantially similar (but not identical) investment objectives, investment policies and investment restrictions. Preferred shareholders of BNJ are also being asked to vote as a separate class on a proposal to approve the BNJ Reorganization.

Common Shareholders of the Acquiring Fund: You and the preferred shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BLJ Reorganization and the BNJ Reorganization (each, a “Reorganization”). Preferred shareholders of the Acquiring Fund are also being asked to vote as a separate class on a proposal to approve each Reorganization.

The enclosed Joint Proxy Statement/Prospectus is only being delivered to the Funds’ common shareholders. The preferred shareholders of each Fund are also being asked to attend the Special Meeting and to vote as a separate class with respect to the proposals described above. Each Fund is delivering to its preferred shareholders a separate Proxy Statement with respect to the proposals described above.

The Board of Trustees or Board of Directors, as applicable, of each Fund believes that the proposal that the common shareholders of its Fund are being asked to vote upon is in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone phone;

•	By internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	In person at the meeting.

If you do not vote using one of the methods described above, you may be called by Georgeson, LLC, the Funds’ proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your common shares to be voted, your common shares will be voted “FOR” the proposal. If your common shares are held through a broker, you must provide voting instructions to your broker about how to vote your common shares in order for your broker to vote your common shares as you instruct at the Special Meeting.

February 9, 2018

IMPORTANT NOTICE

TO COMMON SHAREHOLDERS OF

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the joint special shareholder meeting (the “Special Meeting”) of BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New Jersey Municipal Income Trust (“BNJ”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” or the “Acquiring Fund” and together with BLJ and BNJ, the “Funds,” and each, a “Fund”) and the proposals to be voted on. It is expected that the effective date (the “Closing Date”) of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described in the Joint Proxy Statement/Prospectus.

The enclosed Joint Proxy Statement/Prospectus is being sent only to the holders of common shares of beneficial interest or shares of common stock (“Common Shares”) of BLJ, BNJ and the Acquiring Fund. Each of BLJ and the Acquiring Fund is separately soliciting the votes of its holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) and BNJ is separately soliciting the votes of its holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and together with the Common Shares of BLJ, BNJ and the Acquiring Fund and the VRDP Shares of BLJ and the Acquiring Fund, the “Shares”) through a separate Proxy Statement.

Q:	Why is a shareholder meeting being held?

A:	Common Shareholders of BlackRock New Jersey Municipal Bond Trust (NYSE American Ticker: BLJ): You and the holders of the VRDP Shares (“VRDP Holders”) of BLJ are being asked to vote as a single class on a proposal to approve the Agreement and Plan of Reorganization (the “BLJ Reorganization Agreement”) between BLJ and the Acquiring Fund, pursuant to which (i) the Acquiring Fund will acquire substantially all of BLJ’s assets and assume substantially all of BLJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, of BLJ, and (ii) BLJ will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

BLJ VRDP Holders are also being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law (the “BLJ Reorganization”), through a separate Proxy Statement.

Common Shareholders of BlackRock New Jersey Municipal Income Trust (NYSE Ticker: BNJ): You and the holders of the VMTP Shares (“VMTP Holders”) of BNJ are being asked to vote as a single class on a proposal to approve the Agreement and Plan of Reorganization (the “BNJ Reorganization Agreement,” and together with the BLJ Reorganization Agreement, the “Reorganization Agreements”) between BNJ and the Acquiring Fund. If the BNJ Reorganization Agreement is approved, prior to the Closing Date of the BNJ Reorganization (as defined herein), it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund’s VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares (the “VMTP Refinancing”). If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated. If the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, pursuant to the BNJ Reorganization Agreement (i) the Acquiring Fund will acquire substantially all of BNJ’s assets and assume substantially all of BNJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, of BNJ, and (ii) BNJ will terminate its registration under the 1940 Act, and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

BNJ VMTP Holders are also being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law (the “BNJ Reorganization”), through a separate Proxy Statement.

Common Shareholders of BlackRock MuniYield New Jersey Fund, Inc. (NYSE Ticker: MYJ): You and the Acquiring Fund VRDP Holders are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with each Reorganization Agreement (each, an “Issuance” and collectively, the “Issuances”).

Acquiring Fund VRDP Holders are also being asked to vote as a separate class on a proposal to approve each Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, through a separate Proxy Statement.

The transactions contemplated by each Reorganization Agreement, including an Issuance, are referred to herein as a “Reorganization” and collectively, the “Reorganizations.” The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of the Reorganizations.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

Q:	Why has each Fund’s Board recommended these proposals?

A:	The Board of Trustees or Board of Directors, as applicable (each, a “Board” and each member thereof, a “Board Member”), of each Fund has determined that its Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to net asset value (“NAV”) and liquidation preference, respectively, as a result of the Reorganization. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three Funds that have substantially similar (but not identical) investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”), and portfolio management team.

In light of these similarities, the Reorganizations are intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The Reorganizations are intended to result in the following potential benefits to common shareholders:

(i)	lower net total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved earnings yield on NAV for common shareholders of each Fund and giving effect to the Voluntary Waiver, defined below, which may be reduced or discontinued at any time;

(iii)	improved secondary market trading of the Common Shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade in larger positions and more favorable transaction terms;

(d)	additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

(e)	benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(f)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act), approved its Reorganization Agreement(s) or the Issuances, as applicable, concluding that the Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization(s). As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and the BNJ Reorganization is contingent upon the completion of the VMTP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that only one of the Reorganizations is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Q:	How will the Reorganizations affect the fees and expenses of the Funds?

A:	For the fiscal year ended July 31, 2017, the Total Expense Ratios of the Acquiring Fund and BNJ were 1.93% and 2.21%, respectively. For the fiscal year ended August 31, 2017, the Total Expense Ratio of BLJ was 2.48%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expense). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its Common Shares. If any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund (the “Voluntary Waiver”). This Voluntary Waiver may be reduced or discontinued at any time.

As of July 31, 2017, the historical and pro forma Total Expense Ratios applicable to the Reorganizations are as follows:

With Voluntary Waiver

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
2.46%	2.21%	1.93%	1.91%	1.92%	1.92%

Without Voluntary Waiver

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
2.46%	2.21%	1.93%	1.93%	1.94%	1.94%

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (including the Voluntary Waiver) for the Combined Fund of 1.92% on a historical and pro forma basis for the 12-month period ended July 31, 2017, representing a reduction in the net Total Expense Ratio (including the Voluntary Waiver) for the common shareholders of BLJ, BNJ and the Acquiring Fund. Without giving effect to the Voluntary Waiver, which may be reduced or discontinued at any time, the gross Total Expense Ratio for the common shareholders of the Acquiring Fund is expected to increase by 0.01%.

Each Fund’s Total Expenses include interest expense associated with such Fund’s preferred shares. For the fiscal year ended July 31, 2017, the Total Expense Ratios (excluding interest expense) of the Acquiring Fund and BNJ were 0.93% and 1.16%, respectively. For the fiscal year ended August 31, 2017, the Total Expense Ratio (excluding interest expense) of BLJ was 1.43%.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (excluding interest expense and including the Voluntary Waiver) for the Combined Fund of 0.90% on a historical and pro forma basis for the 12-month period ended July 31, 2017, representing a reduction in the Total Expense Ratio (excluding interest expense and including the Voluntary Waiver) for the common shareholders of BLJ, BNJ and the Acquiring Fund.

The Combined Fund will have a lower annual contractual investment management fee rate than each of BLJ and BNJ and the same annual contractual investment management fee rate as the Acquiring Fund. BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily Net Assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares).

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time. Please see “Expense Table For Common Shareholders” in the Joint Proxy Statement/Prospectus for additional information.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Q:	How will the Reorganizations affect the earnings, distributions and undistributed net income of the Funds?

A:	The Combined Fund’s earnings yield on NAV following the Reorganizations is expected to be potentially higher than each Fund’s current earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of the Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

If the Reorganizations are approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the effective date of the Reorganizations (the “Closing Date”) (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BLJ and BNJ shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more Common Shares in the Reorganizations since its NAV as of the business day prior to the Closing Date of the Reorganizations would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the

v

Reorganizations. The Combined Fund is anticipated to retain a lower UNII balance after the Reorganizations than the Acquiring Fund prior to the Reorganizations. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s Common Shares and the magnitude of the trading discount to NAV of the Combined Fund’s Common Shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to BNJ and BLJ), a potentially higher earnings profile and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Q:	Have Common Shares of each Fund historically traded at a premium or discount?

A:	The Common Shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of January 19, 2018.

Fund	Market Price	NAV	Premium/(Discount) to NAV
BLJ	$14.33	$15.62	(8.26)%
BNJ	$14.50	$15.40	(5.84)%
Acquiring Fund (MYJ)	$15.46	$15.84	(2.40)%

To the extent BLJ’s or BNJ’s Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BLJ’s or BNJ’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BLJ’s or BNJ’s Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BLJ’s or BNJ’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund Common Shares improves.

There can be no assurance that, after the Reorganizations, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund Common Shares may trade at a price that is less than the current market price of Acquiring Fund Common Shares. In the Reorganizations, common shareholders of BLJ and BNJ will receive Acquiring Fund Common Shares based on the relative NAVs (not the market values) of the respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganizations.

Q:	How will holders of Preferred Shares be affected by the Reorganizations?

A:	As of the date of the enclosed Joint Proxy Statement/Prospectus, BLJ and the Acquiring Fund each have VRDP Shares outstanding and BNJ has VMTP Shares outstanding. As of January 19, 2018, BLJ had

187 Series W-7 VRDP Shares outstanding, BNJ had 591 Series W-7 VMTP Shares outstanding, and the Acquiring Fund had 1,022 Series W-7 VRDP Shares outstanding. Prior to the Reorganizations, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares pursuant to the VMTP Refinancing. In connection with the Reorganizations, and assuming that the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, the Acquiring Fund expects to issue 187 additional VRDP Shares to BLJ VRDP Holders and 591 additional VRDP Shares to BNJ VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,800 VRDP Shares outstanding. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ or BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended (the “Special Rate Period”). The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

None of the expenses of the Reorganizations are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, holders of VRDP Shares of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Q:	How similar are the Funds?

A:	The Funds have the same investment adviser, portfolio managers, officers and trustees. BLJ and BNJ are each organized as a Delaware statutory trust and the Acquiring Fund is organized as a Maryland corporation. Because the Acquiring Fund is organized as a Maryland corporation, shareholders of BLJ and BNJ will become shareholders of a Maryland corporation rather than shareholders of a Delaware statutory trust if the Reorganizations are completed. A more detailed description of the differences between Delaware statutory trust law and Maryland corporate law is contained in the Joint Proxy Statement/Prospectus under the heading “Governing Law.”

Each of the Acquiring Fund and BNJ has its Common Shares listed on the NYSE and BLJ has its Common Shares listed on the NYSE American. The Acquiring Fund and BLJ each has privately placed VRDP Shares outstanding. BNJ has privately placed VMTP Shares outstanding. Each Fund is managed by a team of investment professionals lead by Phillip Soccio and Theodore R. Jaeckel, Jr.

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially similar (but not identical) as those of BLJ and BNJ.

Investment Objective: The investment objective of each of BLJ and BNJ is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The investment objective of the Acquiring Fund is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. Interest may be includable in taxable income for the purposes of the federal alternative minimum tax with respect to each of BLJ, BNJ and the Acquiring Fund.

New Jersey Municipal Bonds: Below is a comparison of each Fund’s policies with respect to municipal bonds, the interest of which is exempt from federal income tax and New Jersey gross income tax.

BLJ	BNJ	The Acquiring Fund (MYJ)
As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and New Jersey gross income tax. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).	As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New Jersey gross income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes.	The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax.

Investment Grade Securities: Below is a comparison of each Fund’s policy with respect to investment grade securities.

BLJ	BNJ	The Acquiring Fund (MYJ)
The Fund will invest at least 80% of its Managed Assets in municipal bonds that at the time of investment are investment grade quality. The Fund may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Fund’s investment advisor and/or sub-advisor.	Same as BLJ	Under normal market conditions, the Fund expects to invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities.

Bond Maturity: Below is a comparison of each Fund’s policy with respect to bond maturity.

BLJ	BNJ	The Acquiring Fund (MYJ)
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.	Same as BLJ	Same as BLJ

Leverage: Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and tender option bonds. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BLJ and the Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. BNJ currently leverages its assets through the use of VMTP Shares and tender option bonds. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and tender option bonds after the Closing Date of the Reorganizations. Common shareholders of BNJ and BLJ will be subject to the terms and costs of the Acquiring Fund VRDP Shares after the consummation of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” in the Joint Proxy Statement/Prospectus for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Preferred Shares	Rate
BLJ	VRDP Shares	1.64%
BNJ	VMTP Shares	1.63%
Acquiring Fund (MYJ)	VRDP Shares	1.61%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of January 19, 2018, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BLJ into the Acquiring Fund had taken place as of January 19, 2018, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BNJ into the Acquiring Fund had taken place as of January 19, 2018, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of January 19, 2018.

Ratios	BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
Asset Coverage Ratio	294%	300%	323%	319%	315%	313%
Regulatory Leverage Ratio(1)	33.96%	33.33%	30.94%	31.37%	31.78%	31.99%
Effective Leverage Ratio(2)	40.56%	40.49%	39.57%	39.70%	39.89%	39.95%

(1)	Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (“TOB”) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Q:	How will the Reorganizations be effected?

A:	Assuming each Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, and assuming the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, the Acquiring Fund will acquire substantially all of BLJ’s and BNJ’s assets and assume substantially all of BLJ’s and BNJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the shareholders of BLJ and BNJ (although cash may be distributed in lieu of fractional Common Shares). BLJ and BNJ will then terminate their registration under the 1940 Act and liquidate, dissolve and terminate in accordance with their respective Agreement and Declaration of Trust and Delaware law. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Shareholders of BLJ and BNJ will become shareholders of the Acquiring Fund. Common shareholders of BLJ and BNJ will receive newly issued Common Shares of the Acquiring Fund, par value $0.10 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the Common Shares of BLJ and BNJ such shareholders held immediately prior to the Closing Date (although common shareholders of BLJ and BNJ may receive cash for fractional Common Shares). The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The NAV of BLJ and BNJ Common Shares will not be diluted as a result of the Reorganizations. The common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

On the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ or BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued.

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The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional Common Shares and VRDP Shares outstanding after the Reorganizations.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganizations?

A:	Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, common shareholders of BLJ and BNJ will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their BLJ and BNJ Shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, each of BLJ and BNJ will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:

You will pay no sales loads or commissions in connection with the Reorganizations. Regardless of whether the Reorganizations are completed, however, the costs associated with the Reorganizations, including the costs associated with the Special Meeting, will be borne directly by each of the respective Funds incurring the expense.

Common shareholders of BLJ and BNJ will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations are estimated to be $223,000 for BLJ and $263,000 for BNJ. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Because of the expected expense savings and other anticipated benefits for each of BLJ and BNJ, the Investment Advisor recommended and the Board of BLJ and BNJ has approved that its respective Fund be responsible for its own reorganization expenses. The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

VRDP Holders are not expected to bear any costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations).

Q:	What shareholder approvals are required to complete the Reorganizations?

A:	The BLJ Reorganization is contingent upon the following approvals:

1.	The approval of the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law, by BLJ’s common shareholders and VRDP Holders voting as a single class;

2.	The approval of the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of the BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law, by BLJ VRDP Holders voting as a separate class;

3.	The approval of the BLJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BLJ Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

The BNJ Reorganization is contingent upon the following approvals or actions:

1.	The approval of the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law, by BNJ’s common shareholders and VMTP Holders voting as a single class;

2.	The approval of the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law, by BNJ VMTP Holders voting as a separate class;

3.	The approval of the BNJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BNJ Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

5.	The completion of the VMTP Refinancing.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

If the requisite shareholder approvals for a Reorganization is not obtained, the Board of the Fund for which such Reorganization(s) were not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate the Fund as a stand-alone Delaware statutory trust (or, with respect to the Acquiring Fund, a Maryland corporation) registered under the 1940 Act as a non-diversified closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board of the Fund.

In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganizations, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of each Reorganization is contingent upon the applicable Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur, or that only one of BLJ or BNJ will be reorganized into the Acquiring Fund, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions.

The preferred shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BLJ, BNJ or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for a Reorganization may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganizations?

A:	The rules of the New York Stock Exchange (on which the Acquiring Fund Common Shares are listed) require the Acquiring Fund’s shareholders to approve each Issuance with respect to a Reorganization. If the Issuance with respect to a Reorganization is not approved, then the corresponding Reorganization will not occur.

We are also seeking the approval of each Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by the Acquiring Fund VRDP Holders voting as a separate class pursuant to the governing document of the Acquiring Fund VRDP Shares. If Acquiring Fund VRDP Holders do not approve a Reorganization Agreement as a separate class, then the corresponding Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the proposal(s) relating to your Fund.

Q:	How do I vote my proxy?

A:	Shareholders of record of each Fund as of the close of business on January 29, 2018 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or in person at the Special Meeting.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

If you plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your Shares of a Fund through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of January 29, 2018. If you hold your Shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson, LLC, the Funds’ proxy solicitor, at 1-866-328-5445.

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 28, 2018

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock New Jersey Municipal Bond Trust (NYSE American Ticker: BLJ) (“BLJ”), BlackRock New Jersey Municipal Income Trust (NYSE Ticker: BNJ) (“BNJ”) and BlackRock MuniYield New Jersey Fund, Inc. (NYSE Ticker: MYJ) (“MYJ” or the “Acquiring Fund,” and together with BLJ and BNJ, the “Funds,” and each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 28, 2018 at 3:00 p.m. (Eastern time) for the following purposes:

Proposal 1: The Reorganizations of the Funds

For Shareholders of BLJ:

Proposal 1(A): The holders of common shares of beneficial interest or shares of common stock, as applicable (“Common Shares”) and holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of BLJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLJ and the Acquiring Fund (the “BLJ Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of BLJ’s assets and assume substantially all of BLJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and holders of VRDP Shares (“VRDP Holders”), respectively, of BLJ, and (ii) BLJ will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(B): The VRDP Holders of BLJ are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law.

For Shareholders of BNJ:

Proposal 1(C): The holders of Common Shares and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of BNJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BNJ and the Acquiring Fund (the “BNJ Reorganization Agreement”). If the BNJ Reorganization Agreement is approved, prior to the effective date of the BNJ Reorganization (defined herein), it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund’s VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares (the “VMTP Refinancing”). If the VMTP Refinancing is not completed prior to the effective date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated. If the VMTP Refinancing is completed prior to the effective date of the BNJ Reorganization, pursuant to the BNJ Reorganization Agreement (i) the Acquiring Fund will acquire substantially all of BNJ’s assets and assume substantially all of BNJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, of BNJ, and (ii) BNJ will terminate its registration under the 1940 Act, and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(D): The holders of BNJ’s VMTP Shares are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law (the “BNJ Reorganization”).

For Shareholders of the Acquiring Fund:

Proposal 1(E): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(F): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(a): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the BLJ Reorganization Agreement.

Proposal 2(b): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the BNJ Reorganization Agreement.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

Shareholders of record of each Fund as of the close of business on January 29, 2018 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

The Funds are soliciting the vote of their common shareholders on Proposal 1(A), Proposal 1(C) and Proposal 2 through a Joint Proxy Statement/Prospectus.

Each Fund is separately soliciting the votes of its respective preferred shareholders on Proposal 1 and Proposal 2 through a separate Proxy Statement and not through the Joint Proxy Statement/Prospectus.

The officers, directors or trustees of each Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers, directors or trustees in the Special Meeting pursuant to any such communications system shall constitute presence in person at the Special Meeting.

THE BOARD OF TRUSTEES OR DIRECTORS, AS APPLICABLE, (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF BLJ UNANIMOUSLY RECOMMENDS THAT COMMON SHAREHOLDERS OF BLJ CAST THEIR VOTE:

•	FOR THE BLJ REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/ PROSPECTUS.

THE BOARD OF BNJ UNANIMOUSLY RECOMMENDS THAT COMMON SHAREHOLDERS OF BNJ CAST THEIR VOTE:

•	FOR THE BNJ REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/ PROSPECTUS.

THE BOARD OF THE ACQUIRING FUND UNANIMOUSLY RECOMMENDS THAT COMMON SHAREHOLDERS OF THE ACQUIRING FUND CAST THEIR VOTE:

•	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES IN CONNECTION WITH THE BLJ REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/ PROSPECTUS.

•	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES IN CONNECTION WITH THE BNJ REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/ PROSPECTUS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of each Fund

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

February 9, 2018

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2018.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-29574

Joint Proxy Statement/Prospectus

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Joint Proxy Statement/Prospectus is furnished to you as a common shareholder of BlackRock New Jersey Municipal Bond Trust (NYSE American Ticker: BLJ) (“BLJ”), BlackRock New Jersey Municipal Income Trust (NYSE Ticker: BNJ)(“BNJ”) and/or BlackRock MuniYield New Jersey Fund, Inc. (NYSE Ticker: MYJ) (“MYJ” or the “Acquiring Fund” and together with BLJ and BNJ, the “Funds,” each, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Directors or Board of Trustees, as applicable (the “Board,” the members of which are referred to as “Board Members”). The proxies will be voted at the joint special meeting of the shareholders of each Fund and at any and all adjournments, postponements and delays thereof (the “Special Meeting”). The Special Meeting will be held at the offices of BlackRock Advisors, LLC (the “Investment Advisor”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 28, 2018 at 3:00 p.m. (Eastern time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of Trustees or Board of Directors, as applicable, of your Fund (the “Board”) recommends that you vote your common shares of beneficial interest or shares of common stock, as applicable (“Common Shares”), by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is February 9, 2018. It is expected that the effective date (the “Closing Date”) of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described herein.

The purposes of the Special Meeting are:

Proposal 1: The Reorganizations of the Funds

For Shareholders of BLJ:

Proposal 1(A): The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of BLJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLJ and the Acquiring Fund (the “BLJ Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of BLJ’s assets and assume substantially all of BLJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to BLJ’s common shareholders (although cash may be distributed in lieu of fractional Common Shares) and holders of VRDP Shares (“VRDP Holders”), respectively, and (ii) BLJ will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(B): The VRDP Holders of BLJ are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law (the “BLJ Reorganization”).

For Shareholders of BNJ:

Proposal 1(C): The holders of Common Shares and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of BNJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BNJ and the Acquiring Fund (the “BNJ Reorganization Agreement”).

If the BNJ Reorganization Agreement is approved, prior to the BNJ Reorganization, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated. If the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, pursuant to the BNJ Reorganization Agreement (i) the Acquiring Fund will acquire substantially all of BNJ’s assets and assume substantially all of BNJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders and VRDP Holders, respectively, of BNJ (although cash may be distributed in lieu of fractional Common Shares), and (ii) BNJ will terminate its registration under the 1940 Act, and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(D): The holders of BNJ’s VMTP Shares (“VMTP Holders”) are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law (the “BNJ Reorganization”).

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

For Shareholders of the Acquiring Fund:

Proposal 1(E): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(F): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the BLJ Reorganization Agreement (the “BLJ Issuance”).

Proposal 2(B): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the BNJ Reorganization Agreement (the “BNJ Issuance” and together with the BLJ Issuance, each, an “Issuance”).

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

The Board of each Fund has determined that including these proposals in one Proxy Statement will reduce costs and is in the best interest of each Fund’s shareholders.

Distribution to the shareholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about February 9, 2018.

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Shareholders of record of each Fund as of the close of business on January 29, 2018 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Shareholders of each Fund are entitled to one vote for each Common Share, VRDP Share or VMTP Share, as applicable (each, a “Share”), held, with no Shares having cumulative voting rights. Preferred shareholders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VRDP Shares or VMTP Shares and Common Shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Voting Information and Requirements.”

This Joint Proxy Statement/Prospectus is only being delivered to the common shareholders of each Fund. Each Fund is separately soliciting the votes of its respective preferred shareholders on each of the foregoing proposals that require the vote of preferred shareholders through a separate proxy statement and not through this Joint Proxy Statement/Prospectus.

Each Reorganization Agreement that BLJ or BNJ shareholders are being asked to consider involves transactions, including an Issuance, that will be referred to in this Joint Proxy Statement/Prospectus as each, a “Reorganization” and collectively, the “Reorganizations.” The Fund surviving the Reorganizations is referred to herein as the “Combined Fund.”

BLJ and BNJ are each organized as a Delaware statutory trust. The Acquiring Fund is organized as a Maryland corporation. Each Fund is a non-diversified closed-end management investment company registered under the 1940 Act. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three Funds that have substantially similar (but not identical) investment objectives, investment policies and investment restrictions.

In the Reorganizations, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BLJ and BNJ in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund in the form of book entry interests. The Acquiring Fund will list the newly issued Common Shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to BLJ and BNJ shareholders (although cash may be distributed in lieu of fractional Common Shares) and each of BLJ and BNJ will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

As a result of the Reorganizations, each common shareholder of BLJ and BNJ will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate net asset value (“NAV”) (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BLJ or BNJ Common Shares immediately prior to the effective date of the Reorganizations (the “Closing Date”). The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

Each outstanding VRDP Share of BLJ and BNJ will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The terms of the Acquiring Fund VRDP Shares to be

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issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

If the requisite shareholder approvals for a Reorganization are not obtained, the Board of the Fund for which such Reorganization(s) was not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate the Fund as a stand-alone Delaware statutory trust (or, with respect to the Acquiring Fund, a Maryland corporation) registered under the 1940 Act as a non-diversified closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board of the Fund.

The Fund(s) in which you owned Shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned Shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If you are a record holder of a Fund’s Shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your Shares of a Fund through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via

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the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Georgeson, LLC, the firm assisting us in the solicitation of proxies, at 1-866-328-5445.

This Joint Proxy Statement/Prospectus sets forth concisely the information that common shareholders of each Fund should know before voting on the proposals set forth herein. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated February 9, 2018, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Joint Proxy Statement/Prospectus.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth above.

Each Fund is a non-diversified closed-end management investment company registered under the 1940 Act. The Common Shares of BlackRock MuniYield New Jersey Fund, Inc. are listed on the NYSE under the ticker symbol “MYJ” and will continue to be so listed after the completion of the Reorganizations. The Common Shares of BlackRock New Jersey Municipal Bond Trust are listed on the NYSE American under the ticker

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symbol “BLJ” and the Common Shares of BlackRock New Jersey Municipal Income Trust are listed on the NYSE under the ticker symbol “BNJ.”

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with each Issuance. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is February 9, 2018.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

The Reorganizations	Assuming all of the Reorganizations receive the requisite shareholder approvals and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BLJ and BNJ in exchange solely for newly issued Acquiring Fund Shares in the form of book entry interests. The Acquiring Fund will list the newly issued Common Shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to BLJ and BNJ shareholders (although cash may be distributed in lieu of fractional Common Shares) and each of BLJ and BNJ will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

As a result of the Reorganizations, each common shareholder of BLJ and BNJ will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BLJ or BNJ Common Shares immediately prior to the Closing Date. The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

If the BNJ Reorganization Agreement is approved, prior to the Closing Date, it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund’s VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares (the “VMTP Refinancing”). If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

On the Closing Date of the Reorganizations, each outstanding VRDP Share of BLJ and BNJ will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended (the “Special Rate Period”). The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares and, with respect to the BNJ Reorganization, subject to the completion of the VMTP Refinancing prior to the Closing Date of the BNJ Reorganization, it is expected that the Closing Date of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described herein.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Each Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the respective Target Fund will continue to operate as a standalone Delaware statutory trust and the Acquiring Fund will continue to operate as a standalone Maryland corporation. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Reorganization was not consummated.

Background and Reasons for the Reorganizations	The proposed Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three funds that have substantially similar (but not identical) investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment adviser and portfolio management team.

The proposed Reorganizations are intended to result in the following potential benefits to common shareholders: (i) lower net total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund and giving effect to the Voluntary Waiver, defined below, which may be reduced or discontinued at any time; (ii) improved earnings yield on net asset value (“NAV”) for common shareholders of each Fund; (iii) improved secondary market trading of the Common Shares of the Combined Fund; and (iv) operating and administrative efficiencies for the Combined Fund, including the potential for the following: (a) greater investment flexibility and investment options; (b) greater diversification of portfolio investments; (c) the ability to trade in larger positions and more favorable transaction terms; (d) additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (e) benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (f) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including the trustees or directors, as applicable (“Board Members”), who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganizations, concluding that the Reorganizations are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganizations. As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Reorganizations” for additional information about the factors considered by each Board.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and the BNJ Reorganization is contingent upon the completion of the VMTP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that one Reorganization is not completed, but the other Reorganization is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Net and Managed Assets	As of January 19, 2018, BLJ had approximately $36.4 million in net assets and approximately $61.2 million in managed assets, BNJ had approximately $118.2 million in net assets and approximately $198.6 million in managed assets and the Acquiring Fund had approximately $228.1 million in net assets and approximately $377.4 million in managed assets.

Total Expenses and Management Fees	For the fiscal year ended July 31, 2017, the Total Expense Ratios of the Acquiring Fund and BNJ were 1.93% and 2.21%, respectively. For the fiscal year ended August 31, 2017, the Total Expense Ratio of BLJ was 2.48%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expense). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its Common Shares. If any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund (the “Voluntary Waiver”). This Voluntary Waiver may be reduced or discontinued at any time.

As of July 31, 2017, the historical and pro forma Total Expense Ratios applicable to the Reorganizations are as follows:

With Voluntary Waiver

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
2.46%	2.21%	1.93%	1.91%	1.92%	1.92%

Without Voluntary Waiver

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
2.46%	2.21%	1.93%	1.93%	1.94%	1.94%

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (including the Voluntary Waiver) for the Combined Fund of 1.92% on a historical and pro forma basis for the 12-month period ended July 31, 2017, representing a reduction in the net Total Expense Ratio (including the Voluntary Waiver) for the common shareholders of BLJ, BNJ and the Acquiring Fund. Without giving effect to the Voluntary Waiver, which may be reduced or discontinued at any time, the gross Total Expense Ratio for the common shareholders of the Acquiring Fund is expected to increase by 0.01%.

Each Fund’s Total Expenses include interest expense associated with such Fund’s preferred shares. For the fiscal year ended July 31, 2017, the Total Expense Ratios (excluding interest expense) of the Acquiring Fund and BNJ were 0.93% and 1.16%, respectively. For the fiscal year ended August 31, 2017, the Total Expense Ratio (excluding interest expense) of BLJ was 1.43%.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (excluding interest expense and including the Voluntary Waiver) for the Combined Fund of 0.90% on a historical and pro forma basis for the 12-month period ended July 31, 2017, representing a reduction in the Total Expense Ratio (excluding interest expense and including the Voluntary Waiver) for the common shareholders of BLJ, BNJ and the Acquiring Fund.

The Combined Fund will have a lower annual contractual investment management fee rate than each of BLJ and BNJ and the same annual contractual investment management fee rate as the Acquiring Fund. BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily Net Assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares).

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time. Please see “Expense Table For Common Shareholders” for additional information.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Earnings, Distributions and Undistributed Net Investment Income

Earnings and Distribution Rate: The Combined Fund’s earnings yield on NAV following the Reorganizations is expected to be potentially higher than each Fund’s current earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of the Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

Distribution Policy: Each Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to holders of such Fund’s Common Shares, except as described below under “Undistributed Net Investment Income.” Each Fund intends to pay any capital gains distributions at least annually. A return of capital distribution may involve a return of the common shareholder’s original investment. Though not currently taxable, such a distribution may lower a common shareholder’s basis in such Fund, thus potentially subjecting the common shareholder to future tax consequences in connection with the sale of Fund Common Shares, even if sold at a loss to the common shareholder’s original investment. When total distributions exceed total return performance for the period, the difference will reduce a Fund’s total assets and NAV and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment.

Automatic Dividend Reinvestment: Common shareholders of each Fund will automatically have all dividends and distributions reinvested in Common Shares of such Fund in accordance with such Fund’s dividend reinvestment plan, unless an election is made to receive cash by contacting the Reinvestment Plan Agent (as defined herein), at (800) 699-1236. See “Automatic Dividend Reinvestment Plan.”

Undistributed Net Investment Income: If the Reorganizations are approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the

Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BLJ and BNJ shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more Common Shares in the Reorganizations since its NAV as of the business day prior to the Closing Date of the Reorganizations (the “Valuation Time”) would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. The Combined Fund is anticipated to retain a lower UNII balance after the Reorganizations than the Acquiring Fund prior to the Reorganizations. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s Common Shares and the magnitude of the trading discount to NAV of the Combined Fund’s Common Shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to BNJ and BLJ), a potentially higher earnings profile and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Premium/Discount to NAV of Common Shares	The Common Shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of January 19, 2018.

Fund	Market Price	NAV	Premium/ (Discount) to NAV
BLJ	$14.33	$15.62	(8.26)%
BNJ	$14.50	$15.40	(5.84)%
Acquiring Fund (MYJ)	$15.46	$15.84	(2.40)%

To the extent BLJ’s or BNJ’s Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BLJ’s or BNJ’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BLJ’s or BNJ’s Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BLJ’s or BNJ’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund Common Shares improves.

There can be no assurance that, after the Reorganizations, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund Common Shares may trade at a price that is less than the current market price of Acquiring Fund Common Shares. In the Reorganizations, common shareholders of BLJ and BNJ will receive Acquiring Fund Common Shares based on the relative NAVs (not the market values) of the respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganizations.

Preferred Shares	As of January 19, 2018, BLJ has 187 Series W-7 VRDP Shares outstanding, BNJ has 591 Series W-7 VMTP Shares outstanding, and the Acquiring Fund has 1,022 Series W-7 VRDP Shares outstanding.

For the fiscal year ended July 31, 2017, the annualized dividend rate for the VRDP Shares of the Acquiring Fund was 1.61%. For the fiscal year ended August 31, 2017, the annualized dividend rate for the VRDP Shares of BLJ was 1.64%. For the fiscal year ended July 31, 2017, the annualized dividend rate for the VMTP Shares of BNJ was 1.63%.

Prior to the Reorganizations, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. In connection with the Reorganizations, and assuming the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, the Acquiring Fund expects to issue 187 additional VRDP Shares to BLJ VRDP Holders and 591 additional VRDP Shares to BNJ VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,800 VRDP Shares outstanding. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ and BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

None of the expenses of the Reorganizations are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, holders of VRDP Shares of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Please see “Information about the Preferred Shares of the Funds” for additional information.

Appraisal Rights	Common shareholders of BLJ and BNJ do not have appraisal rights for their respective common shares because the Funds are each organized as Delaware statutory trusts and the Funds’ respective declarations of trust do not provide for appraisal rights. Under Maryland law, stockholders of an investment company whose shares are traded publicly on a national securities exchange, such as Common Shares of the Acquiring Fund, are not entitled to demand the fair value of their shares in connection with a reorganization.

U.S. Federal Income Tax Consequences of the Reorganizations	Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, common shareholders of BLJ and BNJ will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Fund Shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, each of BLJ and BNJ will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History	BLJ and BNJ are each organized as a statutory trust under the laws of the State of Delaware. The Acquiring Fund is organized as a Maryland corporation. Each Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

BNJ and the Acquiring Fund have a July 31 fiscal year end. BLJ has an August 31 fiscal year end.

The Acquiring Fund Common Shares are listed on the NYSE as “MYJ.”

BLJ Common Shares are listed on the NYSE American as “BLJ.”

BNJ Common Shares are listed on the NYSE as “BNJ.”

Each of BLJ and the Acquiring Fund have VRDP Shares outstanding and BNJ has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objective and Policies	The Funds have substantially similar (but not identical) investment objectives, investment policies and investment restrictions. The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially similar (but not identical) as those of BLJ and BNJ.

Investment Objective:

The investment objective of each of BLJ and BNJ is to provide current income exempt from regular federal income tax and New Jersey gross income tax.

The investment objective of the Acquiring Fund is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. Interest may be includable in taxable income for the purposes of the federal alternative minimum tax with respect to each of BLJ, BNJ and the Acquiring Fund.

New Jersey Municipal Bonds:

For BLJ, as a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and New Jersey gross income tax. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

For BNJ, as a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New Jersey gross income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes.

For the Acquiring Fund, the Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax (“New Jersey Municipal Bonds”).

Investment Grade Securities:

For BLJ and BNJ, each Fund will invest at least 80% of its Managed Assets in municipal bonds that at the time of investment are investment grade quality. The Funds may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Fund’s investment advisor and/or sub-advisor.

For the Acquiring Fund, under normal market conditions, the Fund expects to invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities.

Bond Maturity:

The average maturity of each Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. Each Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

Leverage:

Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and tender option bonds. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BLJ and the Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. BNJ currently leverages its assets through the use of VMTP Shares and tender option bonds. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and tender option bonds after the Closing Date of the Reorganizations. Common shareholders of BNJ and BLJ will be subject to the terms and costs of the Acquiring Fund VRDP Shares after the consummation of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Preferred Shares	Rate
BLJ	VRDP Shares	1.64%
BNJ	VMTP Shares	1.63%
Acquiring Fund (MYJ)	VRDP Shares	1.61%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of January 19, 2018, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BLJ into the Acquiring Fund had taken place as of January 19, 2018, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BNJ into the Acquiring Fund had taken place as of January 19, 2018, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of January 19, 2018.

Ratios	BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
Asset Coverage Ratio	294%	300%	323%	319%	315%	313%
Regulatory Leverage Ratio(1)	33.96%	33.33%	30.94%	31.37%	31.78%	31.99%
Effective Leverage Ratio(2)	40.56%	40.49%	39.57%	39.70%	39.89%	39.95%

(1)	Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (“TOB”) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Fund Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund.

Portfolio Management Team	Each Fund is managed by a team of investment professionals lead by Phillip Soccio and Theodore R. Jaeckel, Jr. After the Reorganizations, it is expected that each Fund’s current portfolio management team will continue to comprise the team of investment professionals for the Combined Fund.

Other Service Providers	The other professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Administrative Services Provider	State Street Bank and Trust Company

Custodian	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

Liquidity Provider to VRDP Shares	Citibank, N.A.

Remarketing Agent to VRDP Shares	Citigroup Global Markets Inc.

Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon

VMTP Redemption and Paying Agent	The Bank of New York Mellon

Independent Registered Public Accounting Firm	Deloitte & Touche LLP

Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP

Counsel to the Independent Board Members	Debevoise & Plimpton LLP

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The purpose of the comparative fee table below is to assist shareholders of each Fund in understanding the various costs and expenses of investing in common shares of each Fund and Combined Fund. The information in the table reflects the fees and expenses incurred by each Fund during the 12-month period ended July 31, 2017 (unaudited) and the pro forma expenses for the 12-month period ended July 31, 2017 for each possible Combined Fund.

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations. Because each of the Reorganizations may occur whether or not the other Reorganization is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.

	BLJ	BNJ	Acquiring Fund (MYJ)	Combined Fund (BLJ into MYJ)	Combined Fund (BNJ into MYJ)	Combined Fund (BLJ and BNJ into MYJ)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Shares(1)	None	None	None	None	None	None
Dividend Reinvestment Plan Fees(2)	Same as MYJ	Same as MYJ	$0.02 per share for open-market purchases	Same as MYJ	Same as MYJ	Same as MYJ
Annual Total Expenses (as a percentage of average net assets attributable to Common Shares)
Investment Management Fees(3)	1.07%	0.99%	0.81%	0.81%	0.82%	0.82%
Other Expenses	0.36%	0.17%	0.12%	0.12%	0.11%	0.10%
Interest Expense(4)	1.03%	1.05%	1.00%	1.00%	1.01%	1.02%
Total Annual Fund Operating Expenses(4)	2.46%	2.21%	1.93%	1.93%	1.94%	1.94%

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund Common Shares as part of the Reorganizations. Common Shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common Shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $2.50 sales fee and a $0.15 per share fee if you direct the Reinvestment Plan Agent to sell your Common Shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. See “Automatic Dividend Reinvestment Plan” for additional information.

(3)

BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily Net Assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares). If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily Net Assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time. The pro forma net annual fund operating expenses (including the Voluntary Waiver) for the Funds are presented below:

Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
1.91%	1.92%	1.92%

(4)

The total expense table includes interest expense associated with the Funds’ investments in tender option bonds (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VRDP Shares or VMTP Shares because the VRDP Shares and VMTP Shares are considered debt of the Funds for financial reporting purposes.

Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in tender option bonds. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding interest expense) for the Funds are presented below:

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
1.43%	1.16%	0.93%	0.93%	0.92%	0.92%

The following example is intended to help you compare the costs of investing in the Common Shares of the Combined Fund pro forma if (i) only the BLJ Reorganization is completed, (ii) only the BNJ Reorganization is completed, and (iii) all of the Reorganizations are completed with the costs of investing in BLJ, BNJ and the Acquiring Fund without the Reorganizations. An investor in Common Shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BLJ	$25	$77	$131	$280
BNJ	$22	$69	$118	$254
Acquiring Fund (MYJ)	$20	$61	$104	$225
Pro Forma Combined Fund (BLJ into MYJ)	$20	$61	$104	$225
Pro Forma Combined Fund (BNJ into MYJ)	$20	$61	$105	$226
Pro Forma Combined Fund (BLJ and BNJ into MYJ)	$20	$61	$105	$226

The examples set forth above assume Common Shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Common shareholders of BLJ and BNJ will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations are estimated to be $223,000 for BLJ and $263,000 for BNJ. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the

VRDP Shares by the Combined Fund. Because of the expected expense savings and other anticipated benefits for each of BLJ and BNJ, the Investment Advisor recommended and the Board of BLJ and BNJ has approved that its respective Fund be responsible for its own reorganization expenses. The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. The Funds have substantially similar (but not identical) investment objectives, investment policies and investment restrictions and are subject to substantially similar (but not identical) investment risks. Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including proceeds from issuance of preferred shares or other borrowings for investment purposes) in New Jersey Municipal Bonds. In addition, under normal market conditions, the Acquiring Fund intends to invest primarily in a portfolio of investment grade Municipal Bonds. Similarly, each of BLJ and BNJ intends to invest, under normal market conditions, at least 80% of its managed assets in a portfolio of investment grade Municipal Bonds.

Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and tender option bonds. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BLJ and the Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. BNJ currently leverages its assets through the use of VMTP Shares and tender option bonds. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and tender option bonds after the Closing Date of the Reorganizations. Common shareholders of BNJ and BLJ will be subject to the terms and costs of the Acquiring Fund VRDP Shares after the consummation of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

Risks that predominately affect the Common Shares of the Funds include risks associated with municipal obligations, including New Jersey municipal obligations, including interest rate risk, credit risk, non-diversification risk and leverage risk. In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ Common Shares may trade at a discount from the Funds’ NAV. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes. In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

Risk is inherent in all investing. An investment in the Common Shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

Risks Related to the Reorganizations

Expenses.

While the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Combined Fund by approximately $507,625 per year if all the Reorganizations are completed, the realization of these reduced expenses will not affect common shareholders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all.

For the fiscal year ended July 31, 2017, the Total Expense Ratios of the Acquiring Fund and BNJ were 1.93% and 2.21%, respectively. For the fiscal year ended August 31, 2017, the Total Expense Ratio of BLJ was 2.48%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expense). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its Common Shares. If any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund (the “Voluntary Waiver”). This Voluntary Waiver may be reduced or discontinued at any time.

As of July 31, 2017, the historical and pro forma Total Expense Ratios applicable to the Reorganizations are as follows:

With Voluntary Waiver

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
2.46%	2.21%	1.93%	1.91%	1.92%	1.92%

Without Voluntary Waiver

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
2.46%	2.21%	1.93%	1.93%	1.94%	1.94%

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (including the Voluntary Waiver) for the Combined Fund of 1.92% on a historical and pro forma basis for the 12-month period ended July 31, 2017, representing a reduction in the net Total Expense Ratio (including the Voluntary Waiver) for the common shareholders of BLJ, BNJ and the Acquiring Fund. Without giving effect to the Voluntary Waiver, which may be reduced or discontinued at any time, the gross Total Expense Ratio for the common shareholders of the Acquiring Fund is expected to increase by 0.01%.

Each Fund’s Total Expenses include interest expense associated with such Fund’s preferred shares. For the fiscal year ended July 31, 2017, the Total Expense Ratios (excluding interest expense) of the Acquiring Fund and BNJ were 0.93% and 1.16%, respectively. For the fiscal year ended August 31, 2017, the Total Expense Ratio (excluding interest expense) of BLJ was 1.43%.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (excluding interest expense and including the Voluntary Waiver) for the Combined Fund of 0.90% on a historical and pro forma basis for the 12-month period ended July 31, 2017, representing a reduction in the Total Expense Ratio (excluding interest expense and including the Voluntary Waiver) for the common shareholders of BLJ, BNJ and the Acquiring Fund.

The Combined Fund will have a lower annual contractual investment management fee rate than each of BLJ and BNJ and the same annual contractual investment management fee rate as the Acquiring Fund. BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily Net Assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares).

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Please see the “Expense Table for Common Shareholders” for additional information about the Funds’ expenses.

Earnings and Distribution Rate.

The Combined Fund’s earnings yield on NAV following the Reorganizations is expected to be potentially higher than each Fund’s current earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of the Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

Undistributed Net Investment Income.

If the Reorganizations are approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BLJ and BNJ shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more Common Shares in the Reorganizations since its NAV as of the Valuation Time would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. The Combined Fund is anticipated to retain a lower UNII balance after the Reorganizations than the Acquiring Fund prior to the Reorganizations. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s Common Shares and the magnitude of the trading discount to NAV of the Combined Fund’s Common Shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to BNJ and BLJ), a potentially higher earnings profile and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund. To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Premium/Discount to NAV.

As with any capital stock, the price of each Fund’s Common Shares will fluctuate based on market conditions and other factors. If Common Shares are sold, the price received may be more or less than the original investment. Each Fund’s Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after the completion of the Reorganizations.

The Common Shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of January 19, 2018.

Fund	Market Price	NAV	Premium/(Discount) to NAV
BLJ	$14.33	$15.62	(8.26)%
BNJ	$14.50	$15.40	(5.84)%
Acquiring Fund (MYJ)	$15.46	$15.84	(2.40)%

To the extent BLJ’s or BNJ’s Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BLJ’s or BNJ’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BLJ’s or BNJ’s Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BLJ’s or BNJ’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund Common Shares improves.

There can be no assurance that, after the Reorganizations, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund Common Shares may trade at a price that is less than the current market price of Acquiring Fund Common Shares. In the Reorganizations, common shareholders of BLJ and BNJ will receive Common Shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganizations.

Tax Considerations.

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, common shareholders of the applicable Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their BLJ and BNJ Shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, each of BLJ and BNJ will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

See “U.S. Federal Income Tax Consequences of the Reorganizations” for a summary of U.S. federal income tax consequences generally applicable to the Reorganizations.

General Risks of Investing in the Acquiring Fund

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. The value of your investment in the Acquiring Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The Acquiring Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in Common Shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments. The risks that predominately affect Common Shares of the Acquiring Fund include the following:

Non-Diversified Status. The Acquiring Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may invest a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Acquiring Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Acquiring Fund.

Investment and Market Discount Risk. An investment in the Acquiring Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Acquiring Fund’s Common Shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common Shares are designed for long-term investors and the Acquiring Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk is separate and distinct from the risk that the Acquiring Fund’s NAV could decrease as a result of its investment activities. At any point in time an investment in the Acquiring Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Acquiring Fund. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the Reorganizations. During periods in which the Acquiring Fund may use leverage, the Acquiring Fund’s investment, market discount and certain other risks will be magnified.

Municipal Bond Market Risk. Economic exposure to the municipal securities market involves certain risks. The Acquiring Fund’s economic exposure to municipal securities includes municipal securities in the Acquiring Fund’s portfolio and municipal securities to which the Acquiring Fund is exposed through the ownership of residual interest municipal tender option bonds (“TOB Residuals”). The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the financial crisis of 2007-2009 these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a fund investing solely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade securities to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Acquiring Fund’s ability to sell such securities at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the

Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies (“RICs”).

Taxable Municipal Securities Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the American Recovery and Reinvestment Act (“ARRA”), it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress renews the program. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the U.S. federal tax subsidy.

Risk Factors and Special Considerations Relating to New Jersey Municipal Bonds. The Acquiring Fund ordinarily will invest at least 80% of its total assets in New Jersey Municipal Bonds; therefore, it is more susceptible to factors adversely affecting issuers of New Jersey Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of New Jersey Municipal Bonds to this degree. Briefly summarized below are important financial concerns relating to the Acquiring Fund’s investments in New Jersey municipal obligations. The information set forth below and in Appendix B to the Statement of Additional Information is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New Jersey. It should be noted that the information recorded here primarily is based on the economic and budget forecasts found in certain recent publications issued by New Jersey. The accuracy and completeness of those publications have not been independently verified. There may be significant changes in circumstances altering the economic and budget predictions since the time of those publications or after the publication of this Joint Proxy Statement/Prospectus.

The Acquiring Fund is susceptible to certain factors which could adversely affect issuers of New Jersey municipal obligations. The ability of issuers to pay interest on, and repay principal of, New Jersey municipal obligations may be affected by: (1) amendments to the Constitution of the State of New Jersey and other statutes that limit the taxing and spending authority of New Jersey government entities; (2) the general financial and economic profile as well as the political climate of New Jersey, its public authorities and political subdivisions; and (3) a change in New Jersey laws and regulations or subsequent court decisions that may affect, directly or indirectly, New Jersey municipal obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine New Jersey issuers’ efforts to borrow, inhibit secondary market liquidity and erode credit ratings. Furthermore, it should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by New Jersey and that there is no obligation on the part of New Jersey to make payment on such local obligations in the event of default.

The State Department of the Treasury’s Office of Management and Budget’s Comprehensive Annual Financial Report for the fiscal year ended June 30, 2016 reported that for fiscal year 2016, State revenues, including transfers, totaled $58.9 billion or a decrease of $0.9 billion when compared to the prior fiscal year. The decrease in total revenues is primarily attributable to decreases in interest earnings and general taxes, primarily the State’s Corporate Business Tax. State expenses totaled $66 billion, for an increase of $0.9 billion in comparison to the prior fiscal year.

As of June 30, 2016, New Jersey’s outstanding long-term debt obligations for governmental activities totaled $171.6 billion, representing an $18.1 billion increase from the prior fiscal year. Long-term bonded debt obligations totaled $42.7 billion, while other long-term obligations totaled $128.9 billion.

New Jersey’s various outstanding general obligation bonds were rated “A” with a negative outlook by Fitch Ratings (“Fitch”) as of September 5, 2014, “A3” by Moody’s Investors Service, Inc. (“Moody’s”) as of March 27, 2017, and “A-“ by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) as of November 14, 2016. Kroll Bond Rating Agency has also assigned an “A” rating to New Jersey’s general obligation debt. These ratings reflect New Jersey’s credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Acquiring Fund may invest.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Acquiring Fund are subject. See Appendix B to the Statement of Additional Information for a further discussion of factors affecting New Jersey municipal securities. The information set forth above and in Appendix B to the Statement of Additional Information is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New Jersey.

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and the value of municipal securities. These risks include:

General Obligation Bonds Risks. The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities or the amount of revenues derived from another source. Such bonds are generally nonrecourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Private Activity Bonds Risks. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Acquiring Fund may not receive any income or get its money back from the investment. These bonds may subject certain investors in the Acquiring Fund to the federal alternative minimum tax.

Moral Obligation Bonds Risks. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Acquiring Fund may lose money.

Municipal Lease Obligations Risks. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Acquiring Fund’s loss.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “nonappropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities.

Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Liquidity of Investments. Certain municipal securities in which the Acquiring Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

The financial markets in general, and certain segments of the municipal securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Tax-Exempt Status Risk. In making investments, the Acquiring Fund and the Investment Advisor will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Acquiring Fund nor the Investment Advisor will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Acquiring Fund and its shareholders could be subject to substantial tax liabilities. An assertion by the Internal Revenue Service (the “IRS”) that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Acquiring Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may cause the Acquiring Fund to be ineligible to pay exempt-interest dividends or may impair the liquidity and the fair market value of the securities.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the IRS may demand that the Acquiring Fund pay U.S. federal income taxes on the affected interest income, and, if the Acquiring Fund agrees to do so, the Acquiring Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Acquiring Fund’s shareholders to increased U.S. federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Acquiring Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Fixed Income Securities Risks. Fixed income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The Federal Reserve recently increased the federal funds rate and has indicated that it may raise the federal funds rate further in the near future. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage, as described below, will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

The Acquiring Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Acquiring Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Acquiring Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Acquiring Fund’s Common Shares.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Acquiring Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent the Acquiring Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. If rating agencies lower their ratings of municipal securities in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize rating agencies’ ratings of Acquiring Fund VRDP Shares. Because a significant source of income for the Acquiring Fund is the interest and principal payments on the municipal securities in which it invests, any default by an issuer of a municipal security could have a negative impact on the Acquiring Fund’s ability to pay dividends on Common Shares or any VRDP Shares then outstanding and could result in the redemption of some or all of any VRDP Shares then outstanding.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurances that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. Generally speaking, the longer the duration of the Acquiring Fund’s portfolio, the more exposure the Acquiring Fund will have to the interest rate risks described above.

Leverage Risk. The use of leverage creates an opportunity for increased net investment income dividends to Common Shares, but also creates risks for the holders of Common Shares. There is no assurance that the Acquiring Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of NAV, market price and distribution rate of the Common Shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•	when the Acquiring Fund uses financial leverage, the investment advisory fee payable to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Acquiring Fund’s investments will be borne entirely by the holders of Common Shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in NAV to the holders of Common Shares than if the Acquiring Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the Common Shares. While the Acquiring Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurances that the Acquiring Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of Common Shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of Common Shares relative to the circumstance where the Acquiring Fund had not reduced leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage.

The Acquiring Fund currently utilizes leverage through the issuance of VRDP Shares (see “Information about the Preferred Shares of the Funds”) and investments in TOB Residuals (see “—Tender Option Bond Risk”). The use of TOB Residuals may require the Acquiring Fund to segregate or designate on its books and records assets to cover its obligations. While the segregated or earmarked assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the VRDP Shares issued by the Acquiring Fund or the governing instrument for the Acquiring Fund VRDP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquiring Fund may be required to comply with other asset coverage requirements as a condition of the Acquiring Fund obtaining a rating of its preferred shares from a nationally recognized rating service or other asset coverage requirements under an agreement with the liquidity provider of the Acquiring Fund VRDP Shares. These requirements may include an asset coverage test more stringent than that under the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

The Acquiring Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Acquiring Fund’s Common Shares and the returns to the holders of Common Shares.

Tender Option Bond Risk. The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. There is no assurance that the Acquiring Fund’s strategy of using TOB Residuals to leverage its assets will be successful.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a third party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. As result, distributions on TOB Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOB Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the TOB Trust relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

Any economic leverage achieved through the Acquiring Fund’s investment in TOB Residuals will increase the possibility that Common Share long-term returns will be diminished if the cost of the TOB Floaters issued by a TOB Trust exceeds the return on the securities in the TOB Trust. If the income and gains earned on municipal securities owned by a TOB Trust that issues TOB Residuals to the Acquiring Fund are greater than the payments due on the TOB Floaters issued by the TOB Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Although the Acquiring Fund generally would unwind a TOB transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Trust. The market price of TOB Residuals is more volatile than the underlying municipal bonds due to leverage.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage through TOB Residuals may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

The Acquiring Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Acquiring Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to the rules governing TOB Trusts may adversely impact the municipal market and the Acquiring Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB market and the overall municipal market is not yet certain.

Please see “The Acquiring Fund’s Investments—Leverage—Tender Option Bonds” for additional information.

Insurance Risk. Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Acquiring Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration during the financial crisis of 2007-2009. These losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix C to the Statement of Additional Information, represent their respective opinions as to the quality of the obligations which they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Acquiring Fund, a rated security may cease to be rated. The Investment Advisor will consider such an event in determining whether the Acquiring Fund should continue to hold the security.

Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

“High Yield” Securities Risk. The Acquiring Fund may invest in high yield municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Advisor to be of comparable quality. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “—Risks Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Common Shares of the Acquiring Fund, both in the short-term and the long-term.

The prices of fixed income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current extraordinary low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Zero-Coupon Securities Risk. Zero-coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon security is entitled to receive the par value of the security.

While interest payments are not made on zero coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Variable Rate Demand Obligations Risk. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Acquiring Fund to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. The Acquiring Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Fund follows procedures approved by the Board that are designed to minimize such risks. The value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Acquiring Fund, that the market value of the securities sold by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities and that the securities may not be returned to the Acquiring Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Securities Lending Risk. The Acquiring Fund may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Acquiring Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Acquiring Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Acquiring Fund’s securities as agreed, the Acquiring Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Acquiring Fund. The Acquiring Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Acquiring Fund for securities loaned out by the Acquiring Fund will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Acquiring Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

Restricted and Illiquid Securities Risk. The Acquiring Fund may invest in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such investments at prices that approximate those at which the Acquiring Fund could sell such investments if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid securities at opportune times or prices.

Investment Companies Risk. Subject to the limitations set forth in the 1940 Act and the Acquiring Fund’s governing documents or as otherwise permitted by the SEC, the Acquiring Fund may acquire shares in other affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”) and business development companies (“BDCs”). The market value of the shares of other investment companies may differ from their NAV. As an investor in investment companies, including ETFs or BDCs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs or BDCs.

The securities of other investment companies, including ETFs or BDCs, in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Acquiring Fund’s Common Shares) will be diminished.

ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Strategic Transactions and Derivatives Risk. The Acquiring Fund may engage in various derivative transactions or portfolio strategies (“Strategic Transactions”) for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Acquiring Fund’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be particularly speculative.

The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Acquiring Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Acquiring Fund to the potential of greater losses. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, segregated or earmarked liquid assets, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes. Please see the Acquiring Fund’s Statement of Additional Information for a more detailed description of Strategic Transactions and the various derivative instruments the Acquiring Fund may use and the various risks associated with them.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Acquiring Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Acquiring Fund’s NAV and may materially adversely affect the Acquiring Fund in situations in which the Acquiring Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or Commodity Futures Trading Commission (“CFTC”) mandated margin requirements. The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC has proposed (but not yet finalized) such non-cleared margin requirements. As applicable, margin requirements will increase the overall costs for the Acquiring Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

In 2015 the SEC proposed rules on the use of derivatives by registered investment companies. If adopted, these rules could adversely affect the Acquiring Fund’s ability to successfully use derivative instruments.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Investment Advisor believes to be creditworthy, there can be no assurances that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurances that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund, or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Acquiring Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Acquiring Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Acquiring Fund has concentrated its transactions with a single or small group of counterparties.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurances that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Swaps Risk. Swaps are a type of derivative. Swap agreements involve the risk that the party with which the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. In order to seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with interest payments on any outstanding borrowings or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into swaps, including interest rate swap, total return swap and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Acquiring Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act, signed into law by President Obama on

July 21, 2010, requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Acquiring Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Acquiring Fund to enter into swap transactions and may also render certain strategies in which the Acquiring Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Acquiring Fund may also be limited if the swap transactions with the Acquiring Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Acquiring Fund’s portfolio because, in addition to its Managed Assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Acquiring Fund thereunder. The Acquiring Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Acquiring Fund’s ability to successfully use swaps.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Acquiring Fund. For example, the regulatory and tax environment for derivative instruments in which the Acquiring Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Acquiring Fund and the ability of the Acquiring Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and its net tax-exempt interest income. If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The Trump administration has called for substantial changes to U.S. fiscal and tax policies, including comprehensive corporate and individual tax reform. Congress has passed, and the President has recently signed into law, a tax reform bill that will, among other things, significantly change the taxation of business entities (including by significantly lowering corporate taxes), the deductibility of interest expense, and the timing in which certain income items are recognized (potentially including, in certain cases, income from debt and other financial instruments). In addition, the Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although the Acquiring Fund cannot predict the impact, if any, of these changes to the Acquiring Fund’s business, they could adversely affect the Acquiring Fund’s business, financial condition, operating results and cash flows. Until the Acquiring Fund knows what policy changes are made and how those changes impact the Acquiring Fund’s business and the business of the Acquiring Fund’s competitors over the long term, the Acquiring Fund will not know if, overall, Acquiring Fund will benefit from them or be negatively affected by them.

1940 Act Regulation. The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Joint Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of the Acquiring Fund. Legislation or regulation may change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurances that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the London Interbank Offered Rate (“LIBOR”) setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Acquiring Fund.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Acquiring Fund, issuers of instruments in which the Acquiring Fund invests and financial markets generally.

Risks Associated with Recent Market Events. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Acquiring Fund, including by making valuation of some of the Acquiring Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Acquiring Fund’s holdings. If there is a significant decline in the value of the Acquiring Fund’s portfolio, this may impact the asset coverage levels for the Acquiring Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Acquiring Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Acquiring Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Acquiring Fund’s ability to achieve its investment objective.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the European Union (the “EU”) or the Economic and Monetary Union (the “EMU”), the change in the U.S. president and the new administration, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom gave notice of its withdrawal from the EU (“Brexit”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible, that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The occurrence of any of these above event(s) could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. Non-investment grade and equity securities tend to be more volatile than investment-grade fixed income securities; therefore, these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade and equity securities than on investment-grade fixed income securities. There can be no assurances that similar events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

The Dodd-Frank Act contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives, the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the

Investment Advisor and the Acquiring Fund. The Investment Advisor may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Acquiring Fund, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Acquiring Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Investment Advisor and the Acquiring Fund may be affected by governmental action in ways that are unforeseeable.

Furthermore, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Acquiring Fund, the Investment Advisor and BlackRock, whose failure it determines would pose systemic risk, be placed under the supervision of the Federal Reserve. The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Acquiring Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Acquiring Fund, the Investment Advisor or BlackRock as a systemic risk to be placed under the Federal Reserve’s supervision, the Acquiring Fund, the Investment Advisor or BlackRock could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder the Acquiring Fund’s ability to meet its investment objective and may place the Acquiring Fund at a disadvantage with respect to its competitors.

Moreover, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Acquiring Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Acquiring Fund’s use of various portfolio management strategies or techniques and adversely impact the Acquiring Fund.

The Volcker Rule contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities to sponsor, invest in or serve as investment manager of certain private investment funds. Because the Federal Reserve currently treats BlackRock as a nonbank subsidiary of The PNC Financial Services Group, Inc. (“PNC”), BlackRock may be required to conform its activities to the requirements of the Volcker Rule. On December 10, 2013, U.S. financial regulators adopted final regulations (the “Final Regulations”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012 and the Final Regulations became effective on April 14, 2014; however, concurrent with the adoption of the Final Regulations the Federal Reserve granted a statutorily permitted conformance period, essentially making the effective date of the Volcker Rule and the Final Regulations July 21, 2015. On July 7, 2016, the Federal Reserve granted an additional extension to the conformance period, giving banking entities until July 21, 2017 to comply with the Volcker Rule, in respect of investments in and relationships with certain funds that were in place prior to December 31, 2013. All banking entities’ investments in and relationships with funds covered by the Volcker Rule made after that date, however, must have been divested or restructured by July 21, 2015. The Volcker Rule and the Final Regulations could have a significant negative impact on BlackRock and the Investment Advisor. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Acquiring Fund. Upon the end of the applicable conformance period, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Acquiring Fund’s activities with respect to PNC (if any).

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Additionally, the change in presidential administration could significantly impact the regulation of United States financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, the authority of the Federal Reserve and FSOC, and renewed proposals to separate banks’ commercial and investment banking activities. Other potential changes that could be pursued by the new presidential administration could include the United States’ withdrawal from, or attempt to renegotiate, various trade agreements or the taking of other actions that would change current trade policies of the United States. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. The Acquiring Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Acquiring Fund and its ability to achieve its investment objective.

Potential Conflicts of Interest of the Investment Advisor and Others. BlackRock, the ultimate parent company of the Investment Advisor, and its affiliates, which include the Investment Advisor and PNC, are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Acquiring Fund. BlackRock and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Acquiring Fund. Subject to the requirements of the 1940 Act, BlackRock and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, BlackRock and its affiliates may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an affiliate or another account managed by an affiliate and it is possible that the Acquiring Fund could sustain losses during periods in which one or more affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” in the Statement of Additional Information.

Market and Selection Risk. Market risk is the possibility that the market values of securities owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Acquiring Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Acquiring Fund’s management selects for the Acquiring Fund will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed income securities. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Valuation Risk. The price the Acquiring Fund could receive upon the sale of any particular portfolio investment may differ from the Acquiring Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Acquiring Fund, and the Acquiring Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Acquiring Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. Additionally, fair valuation processes of certain securities necessarily involve subjective judgments and assumptions about the value of an asset or liability and these judgments and assumptions may ultimately be incorrect.

Reliance on the Investment Advisor Risk. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock. The Investment Advisor is not required to devote its full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers Risk. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders.

Information Technology Systems Risk. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Acquiring Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Investment Advisor and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Acquiring Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Acquiring Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems put in place by service providers to the Acquiring Fund and issuers in which the Acquiring Fund invests. The Acquiring Fund and its shareholders could be negatively impacted as a result.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The charter or agreement and declaration of trust, as applicable, and bylaws of each Fund and Maryland law with respect to the Acquiring Fund include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status or to change the composition of the Board. Such provisions could limit the ability of holders of Common Shares to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Acquiring Fund. See “Certain Provisions in the Declarations of Trust, Charter and Bylaws.”

INFORMATION ABOUT THE REORGANIZATIONS

The Reorganizations seek to combine three funds that have the same investment adviser, the same portfolio managers, the same Board Members, and substantially similar (but not identical) investment objectives, investment policies and investment restrictions.

Description of the Reorganizations

Each Reorganization Agreement (a form of which is attached as Appendix A to the Statement of Additional Information) provides for the Acquiring Fund’s acquisition of substantially all of the assets of BLJ and BNJ and assumption of substantially all of the liabilities of BLJ and BNJ in exchange for newly issued Acquiring Fund Common Shares, with a par value $0.10 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued Common Shares on the NYSE. Each of BLJ and BNJ will distribute Acquiring Fund Shares received by it pro rata to BLJ or BNJ shareholders (although cash may be paid in lieu of any fractional Common Shares). The newly-issued Acquiring Fund Shares will be issued in the form of book entry interests. Such distribution of Acquiring Fund Shares to BLJ or BNJ shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of BLJ and BNJ and transferring to those shareholder accounts Acquiring Fund Shares.

Each newly-opened account on the books of Acquiring Fund for the former common shareholders of BLJ and BNJ will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional Common Shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole Common Shares) due such common shareholder. No fractional Acquiring Fund Common Shares will be issued (except for Common Shares held in a Plan Account). In the event there are fractional Common Shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional BLJ or BNJ Common Shares and sell the resulting whole Common Shares on the NYSE or NYSE American, as applicable, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the BLJ or BNJ Common Share certificates. See “—Terms of the Reorganization Agreements—Surrender and Exchange of Share Certificates” for a description of the procedures to be followed by BLJ and BNJ common shareholders to obtain their Acquiring Fund Common Shares (and cash in lieu of fractional Common Shares, if any). Similarly, each newly-opened account on the books of the Acquiring Fund for BLJ and BNJ VRDP Holders would represent the respective pro rata number of Acquiring Fund VRDP Shares due such BLJ and BNJ VRDP Holder.

As a result of the Reorganizations, each common shareholder of BLJ and BNJ will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BLJ or BNJ Common Shares immediately prior to the Closing Date. The NAV of BLJ, BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The NAV of BLJ and BNJ Common Shares will not be diluted as a result of the Reorganizations. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganizations.

If the BNJ Reorganization Agreement is approved by BNJ shareholders, prior to the Closing Date of the BNJ Reorganization, it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares. The BNJ VRDP Shares that will be issued in connection with the VMTP

Refinancing will have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments, mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent as the outstanding Acquiring Fund VRDP Shares. The BNJ VRDP Shares will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund VRDP Shares, including the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ or BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

Since the Acquiring Fund VRDP Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the VRDP Shares of BLJ and BNJ, the interests of BLJ and BNJ VRDP Holders will not be diluted as a result of the Reorganizations. BNJ VMTP Holders will have their VMTP Shares redeemed by the Fund in connection with the VMTP Refinancing if the BNJ Reorganization is approved by the requisite shareholders.

As a result of the Reorganizations, a common or preferred shareholder of any of the Funds may hold a reduced percentage of ownership in the Combined Fund than they did in BLJ and BNJ. No sales charge or fee of any kind will be charged to shareholders of BLJ and BNJ in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

As soon as practicable after the Closing Date for the Reorganizations, each of BLJ and BNJ will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Each Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the respective Target Fund will continue to operate as a standalone Delaware statutory trust and the Acquiring Fund will continue to operate as a standalone Maryland corporation. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Reorganization was not consummated.

The Board’s Recommendation

The Board of BLJ recommends that the common shareholders of BLJ vote “FOR” the proposed BLJ Reorganization Agreement at the Special Meeting.

The Board of BNJ recommends that the common shareholders of BNJ vote “FOR” the proposed BNJ Reorganization Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the proposed BLJ Issuance at the Special Meeting.

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the proposed BNJ Issuance at the Special Meeting.

Shareholder approval of the BLJ Reorganization Agreement requires (i) the affirmative vote of the holders of a 1940 Act Majority (as defined below) of the outstanding BLJ Common Shares and BLJ VRDP Shares voting as a single class, (ii) the affirmative vote of a 1940 Act Majority (as defined below) of BLJ VRDP Holders voting as a separate class and (iii) the affirmative vote of a majority of the outstanding Acquiring Fund VRDP Holders voting as a separate class. Shareholder approval of the BNJ Reorganization Agreement requires (i) the affirmative vote of the holders of a 1940 Act Majority (as defined below) of the outstanding BNJ Common Shares and BNJ VMTP Shares voting as a single class, (ii) the affirmative vote of a 1940 Act Majority (as defined below) of BNJ VMTP Holders voting as a separate class and (iii) the affirmative vote of a majority of the outstanding Acquiring Fund VRDP Holders voting as a separate class. Each Issuance requires the affirmative vote of a majority of the votes cast by the Acquiring Fund Common Shares and Acquiring Fund VRDP Shares voting as a single class. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals with respect to its Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of the Reorganization with respect to BLJ or BNJ is contingent upon such Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund in the Reorganization does not obtain its requisite shareholder approvals or satisfy its closing conditions. If the BNJ Reorganization Agreement is approved, prior to the BNJ Reorganization, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

The preferred shares of the Funds were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BLJ, BNJ or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for the Reorganizations may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares and, with respect to the BNJ Reorganization, subject to the completion of the VMTP Refinancing prior to the Closing Date of the BNJ Reorganization, it is expected that the Closing Date of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Voting Information and Requirements.”

Reasons for the Reorganizations

The Board of each Fund, including the Independent Board Members, unanimously approved the Reorganizations on December 1, 2017 (the “Approval”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganizations are in the best interests of such Fund and that the interests of its existing common shareholders and preferred shareholder would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Reorganizations. As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations.

Each Board’s determination to approve the Reorganizations was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and the BNJ Reorganization is contingent upon the completion of the VMTP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that one Reorganization is not completed, but the other Reorganization is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced. If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the Reorganizations, as well as alternatives to the Reorganizations. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Reorganizations over a series of meetings. In preparation for the Approval, the Investment Advisor provided each Board with information regarding the Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations.

Each Board considered a number of factors presented at the time of the Approval or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV of Common Shares;

•	the potential effects of the Reorganizations on each Fund’s preferred shares;

•	the compatibility of the Funds’ investment objectives, investment policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s Common Shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s Common Shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•

the anticipated tax-free nature of the Reorganizations (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganizations, and the receipt of cash in lieu of fractional Shares);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights;

•	alternatives to the Reorganizations for each Fund; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Operating Expenses of its Fund (including estimated expenses of the Combined Fund after the Reorganizations). For the fiscal year ended July 31, 2017, the Total Expense Ratios of the Acquiring Fund and BNJ were 1.93% and 2.21%, respectively. For the fiscal year ended August 31, 2017, the Total Expense Ratio of BLJ was 2.48%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expense). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its Common Shares. If any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund (the “Voluntary Waiver”). This Voluntary Waiver may be reduced or discontinued at any time.

As of July 31, 2017, the historical and pro forma Total Expense Ratios applicable to the Reorganizations are as follows:

With Voluntary Waiver

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
2.46%	2.21%	1.93%	1.91%	1.92%	1.92%

Without Voluntary Waiver

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
2.46%	2.21%	1.93%	1.93%	1.94%	1.94%

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (including the Voluntary Waiver) for the Combined Fund of 1.92% on a historical and pro forma basis for the 12-month period ended July 31, 2017, representing a reduction in the net Total Expense Ratio (including the Voluntary Waiver) for the common shareholders of BLJ, BNJ and the Acquiring Fund. Without giving effect to the Voluntary Waiver, which may be reduced or discontinued at any time, the gross Total Expense Ratio for the common shareholders of the Acquiring Fund is expected to increase by 0.01%.

Each Fund’s Total Expenses include interest expense associated with such Fund’s preferred shares. For the fiscal year ended July 31, 2017, the Total Expense Ratios (excluding interest expense) of the Acquiring Fund and BNJ were 0.93% and 1.16%, respectively. For the fiscal year ended August 31, 2017, the Total Expense Ratio (excluding interest expense) of BLJ was 1.43%.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (excluding interest expense and including the Voluntary Waiver) for the Combined Fund of 0.90% on a historical and pro forma basis for the 12-month period ended July 31, 2017, representing a reduction in the Total Expense Ratio (excluding interest expense and including the Voluntary Waiver) for the common shareholders of BLJ, BNJ and the Acquiring Fund.

The Combined Fund will have a lower annual contractual investment management fee rate than each of BLJ and BNJ and the same annual contractual investment management fee rate as the Acquiring Fund. BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily Net Assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares).

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time. Please see “Expense Table For Common Shareholders” for additional information.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Potential Effects of the Reorganizations on Earnings and Distributions. The Boards noted that the Combined Fund’s earnings yield on NAV following the Reorganizations is expected to be potentially higher than each Fund’s current earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of the Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

Potential Effects of the Reorganizations on Premium/Discount to NAV of Common Shares. Each Board noted that the Common Shares of its Fund have historically traded at both a premium and a discount. As of January 19, 2018, the NAV per Common Share of BLJ was $15.62 and the market price per Common Share of BLJ was $14.33, representing a discount to NAV of 8.26%, the NAV per Common Share of BNJ was $15.40 and the market price per Common Share of BNJ was $14.50, representing a discount to NAV of 5.84% and the NAV per Common Share of the Acquiring Fund was $15.84 and the market price per Common Share of the Acquiring

Fund was $15.46, representing a discount to NAV of 2.40%. The Boards of BLJ and BNJ noted that to the extent BLJ and BNJ Common Shares are trading at a wider discount or a narrower premium than the Acquiring Fund at the time of the Reorganizations, BLJ and BNJ common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Boards of BLJ and BNJ also noted that to the extent the BLJ or BNJ Common Shares are trading at a narrower discount or wider premium than the Acquiring Fund at the time of the Reorganizations, BLJ and BNJ common shareholders may be negatively impacted if the Reorganizations are consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund Common Shares improves. There can be no assurance that, after the Reorganizations, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund Common Shares may trade at a price that is less than the current market price of Acquiring Fund Common Shares. In the Reorganizations, common shareholders of BLJ and BNJ will receive Common Shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganizations.

Potential Effects of the Reorganizations on the Preferred Shares. The Board noted that each Fund has preferred shares outstanding. As of January 19, 2018, BLJ has 187 Series W-7 VRDP Shares outstanding, BNJ has 591 Series W-7 VMTP Shares outstanding, and the Acquiring Fund has 1,022 Series W-7 VRDP Shares outstanding. Prior to the Reorganizations, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. In connection with the Reorganizations, and assuming the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, the Acquiring Fund expects to issue 187 additional VRDP Shares to BLJ VRDP Holders and 591 additional VRDP Shares to BNJ VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,800 VRDP Shares outstanding. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

The Board noted that, assuming the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ and BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

The Board noted that none of the expenses of the Reorganizations are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, holders of VRDP Shares of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Compatibility of Investment Objectives, Investment Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, non-diversified closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and substantially similar (but not identical) investment objective, investment policies and investment restrictions. Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including proceeds from issuance of preferred shares or other borrowings for investment purposes) in New Jersey Municipal Bonds. In addition, under normal market conditions, the Acquiring Fund intends to invest primarily in a portfolio of investment grade Municipal Bonds. Similarly, each of BLJ and BNJ intends to invest, under normal market conditions, at least 80% of its managed assets in a portfolio of investment grade Municipal Bonds. Each Fund also utilizes leverage in the form of preferred shares and tender option bonds. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganizations because of the similarities in the investment policies of each Fund.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and portfolio managers and that each Fund’s shareholders will benefit from the continuing experience and expertise of its current portfolio management team. Each Fund is managed by a team of investment professionals lead by Phillip Soccio and Theodore R. Jaeckel, Jr. Each Board also considered the portfolio composition of its Fund and the impact of the Reorganizations on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganizations because of the similarities among the portfolio guidelines of the Funds. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganizations close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its Common Shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund Common Shares. However, there can be no assurance that the Reorganizations will result in such benefits or that the Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the secondary market liquidity, bid-ask spreads, and trade execution with respect to the Combined Fund’s Common Shares may deteriorate. Furthermore, the Combined Fund Common Shares may trade at a price that is less than the current market price of Acquiring Fund Common Shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms. Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganizations. Each Board noted that it is anticipated that shareholders of its Fund will generally recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional Common Shares), as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to BLJ and BNJ will be subject to tax loss limitation rules by reason of BLJ and BNJ undergoing an “ownership change” in the Reorganizations. Each Board also noted that the Combined Fund’s capital loss carryforward loss on a per share basis is expected to be lower than the Acquiring Fund’s capital loss carryforward loss per share, but higher than BLJ and BNJ capital loss carryforward loss per share. Each Board considered that the ability of its Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Reorganizations on Undistributed Net Investment Income. If the Reorganizations are approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BLJ and BNJ shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more Common Shares in the Reorganizations since its NAV as of the Valuation Time would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. The Combined Fund is anticipated to retain a lower UNII balance after the Reorganizations than the Acquiring Fund prior to the Reorganizations. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s Common Shares and the magnitude of the trading discount to NAV of the Combined Fund’s Common Shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to BNJ and BLJ), a potentially higher earnings profile and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Expected Costs of the Reorganizations. Each Board considered the terms and conditions of its Reorganization Agreement(s), including the estimated costs associated with the Reorganizations, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganizations may be recovered over time. Common shareholders of BLJ and BNJ will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations are estimated to be $223,000 for BLJ and $263,000 for BNJ. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Because of the expected expense savings and other anticipated benefits for each of BLJ and BNJ, the Investment Advisor recommended and the Board of BLJ and BNJ has approved that its respective Fund be responsible for its own reorganization expenses. The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear the costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund Common Shares that BLJ or BNJ common shareholders will receive in the Reorganizations are expected to equal the aggregate NAV (not the market value) of BLJ and BNJ Common Shares that BLJ and BNJ common shareholders owned immediately prior to the Closing Date. The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The NAV of BLJ and BNJ Common Shares will not be diluted as a result of the Reorganizations. Fractional Acquiring Fund Common Shares will generally not be issued to BLJ and BNJ common shareholders in connection with the Reorganizations, and BLJ and BNJ common shareholders should expect to receive cash in lieu of such fractional Common Shares.

Each Board further noted that holders of BLJ or BNJ VRDP Shares will receive the same number of Acquiring Fund VRDP Shares as the BLJ or BNJ VRDP Shares held by such VRDP Holders immediately prior to the Closing Date. BNJ VMTP Holders will have their VMTP Shares redeemed by the Fund in connection with the VMTP Refinancing if the BNJ Reorganization is approved by the requisite shareholders.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

Effect on Shareholder Rights. Each Board noted that BLJ and BNJ are each organized as a Delaware statutory trust and that the Acquiring Fund is organized as a Maryland corporation. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Alternatives to the Reorganizations. In reaching its decision to approve the Reorganizations, the Board considered alternatives to the Reorganizations, including continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganizations may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of BLJ and BNJ as separate funds in the BlackRock closed-end fund complex.

Each Board noted that, if the Reorganizations are consummated, the annual contractual investment management fee rate of the Combined Fund will be 0.50% of the average daily Net Assets of the Combined Fund. Each Board noted that the annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time.

The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000.

Conclusion. Each Board, including the Independent Board Members, approved each Reorganization Agreement and each Issuance, as applicable, concluding that the Reorganizations are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganizations. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and the BNJ Reorganization is contingent upon the completion of the VMTP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that one Reorganization is not completed, but the other Reorganization is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Terms of the Reorganization Agreements

The following is a summary of the significant terms of each Reorganization Agreement. This summary is qualified in its entirety by reference to the Forms of Agreement and Plan of Reorganization attached as Appendix A to the Statement of Additional Information.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganizations (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of Common Shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date. BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to Closing Date), in exchange for each BLJ and BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued.

The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganizations will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VRDP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

A Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to a Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of BLJ and BNJ and the VRDP Holders of the Acquiring Fund, certain third-party consents, the approval of each Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

Postponement; Termination

Under a Reorganization Agreement, the Board of any Fund that is a party to the Reorganization Agreement may cause the related Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. A Reorganization Agreement may be terminated, and the related Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds involved in the Reorganization) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of such Funds and (ii) by the Board of either such Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to BLJ and BNJ VRDP Holders book entry interests for the Acquiring Fund VRDP Shares registered in the name of such BLJ and BNJ VRDP Holders on a one for one basis for each holder’s holdings of BLJ or BNJ VRDP Shares. Each Fund’s VRDP Shares were or will be issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

The Acquiring Fund will issue to BLJ and BNJ common shareholders book entry interests for the Acquiring Fund Common Shares registered in the name of such shareholders on the basis of each shareholder’s proportionate interest in the aggregate net asset value of BLJ and BNJ Common Shares. With respect to any BLJ or BNJ common shareholder holding certificates evidencing ownership of BLJ or BNJ Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by BLJ and BNJ, the Acquiring Fund will not permit such shareholder to receive new book entry interests of Acquiring Fund Common Shares, until notified by BLJ or BNJ or its respective agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of BLJ or BNJ Common Shares, as applicable, or, in the event of lost certificates, posted adequate bond. Each Fund, at its own expense, will request its common shareholders to surrender their outstanding certificates evidencing ownership of BLJ or BNJ Common Shares or post adequate bond. From and after the Closing Date, there will be no transfers on the stock transfer books of BLJ and BNJ. If, after the Closing Date, certificates representing Common Shares of BLJ or BNJ are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Common Shares and cash in lieu of fractional Common Shares, if applicable, distributable with respect to BLJ and BNJ Common Shares in the Reorganizations.

Expenses of the Reorganizations

Each Fund will bear expenses incurred in connection with the Reorganizations. The expenses incurred in connection with the Reorganizations include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements, the registration statement on Form N-14 and the separate Joint Proxy Statement to preferred shareholders, the printing and distribution of this Joint Proxy Statement/Prospectus delivered to common shareholders, the separate Proxy Statement delivered to preferred shareholders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganizations, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred in connection with amending the transaction documents for the VRDP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any), any similar expenses incurred in connection with the Reorganizations, and with respect to BNJ, the VMTP Refinancing, which will be borne directly by the respective Fund incurring the expense.

Common shareholders of BLJ and BNJ will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations are estimated to be $223,000 for BLJ and $263,000 for BNJ. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Because of the expected expense savings and other anticipated benefits for each of BLJ and BNJ, the Investment Advisor recommended and the Board of BLJ and BNJ has approved that its respective Fund be responsible for its own reorganization expenses. The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear the costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

Appraisal Rights

Common shareholders of BLJ and BNJ do not have appraisal rights for their respective common shares because BLJ and BNJ are each organized as Delaware statutory trusts and the Funds’ respective declarations of trust do not provide for appraisal rights. Under Maryland law, stockholders of an investment company whose shares are traded publicly on a national securities exchange, such as Common Shares of the Acquiring Fund, are not entitled to demand the fair value of their shares in connection with a reorganization.

Description of Common Shares to Be Issued by the Acquiring Fund

The terms of the Acquiring Fund Common Shares to be issued pursuant to the Reorganizations will be substantially identical to the terms of the Acquiring Fund Common Shares that are currently outstanding. The

Acquiring Fund Common Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Please see “Information about the Common Shares of the Funds” for additional information about the Funds’ Common Shares.

Description of VRDP Shares to Be Issued by the Acquiring Fund

Assuming all of the Reorganizations are approved by shareholders and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ or BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

None of the expenses of the Reorganizations are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, holders of VRDP Shares of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Please see “Information about the Preferred Shares of the Funds” for additional information.

THE FUNDS

BLJ and BNJ are each organized as a Delaware statutory trust pursuant to its Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Acquiring Fund is organized as a Maryland corporation pursuant to its Articles of Incorporation (the “Charter”) and governed by the laws of the State of Maryland. Each Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and each Fund’s telephone number is (800) 882-0052.

BLJ was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 14, 2002, and commenced operations on April 25, 2002.

BNJ was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 30, 2001, and commenced operations on July 26, 2001.

The Acquiring Fund was organized as a Maryland corporation governed by the laws of the State of Maryland on February 21, 1992, and commenced operations on May 18, 1992.

The Acquiring Fund Common Shares are listed on the NYSE as “MYJ.” BLJ’s Common Shares are listed on the NYSE American as “BLJ.” BNJ’s Common Shares are listed on the NYSE as “BNJ.”

BNJ and the Acquiring Fund have a July 31 fiscal year end. BLJ has an August 31 fiscal year end.

Each of BLJ and the Acquiring Fund has VRDP Shares outstanding and BNJ has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.  Please see “Information about the Preferred Shares of the Funds” for additional information.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The investment objective of the Acquiring Fund is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Acquiring Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New Jersey Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

The Acquiring Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax (“New Jersey Municipal Bonds”). The Acquiring Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes but is not exempt from gross income for New Jersey personal income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes New Jersey Municipal Bonds. The Acquiring Fund may invest directly in such securities or synthetically through the use of derivatives. The Acquiring Fund typically invests at least 80% of its total assets in New Jersey Municipal Bonds. The Acquiring Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New Jersey Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act). There can be no assurance that the Acquiring Fund’s investment objective will be realized.

The Acquiring Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to an alternative minimum tax. The percentage of the Acquiring Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Acquiring Fund expects to invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution which provided such credit enhancement. Insurance is expected to protect the Acquiring Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. See Appendix C—“Ratings of Investments” to the Statement of Addition Information. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Acquiring Fund may invest.

All percentage and ratings limitations on securities in which the Acquiring Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Acquiring Fund’s initial investment in such security. In the event that the Acquiring Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Acquiring Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Acquiring Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Acquiring Fund.

For temporary periods or to provide liquidity, the Acquiring Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as “Temporary Investments”). In addition, the Acquiring Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Acquiring Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. The Acquiring Fund’s hedging strategies, which are described in more detail under “Strategic Transactions—Financial Futures Transactions and Options,” are not fundamental policies and may be modified by the Board of Directors of the Acquiring Fund without the approval of the Acquiring Fund’s shareholders. The Acquiring Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Acquiring Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Acquiring Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New Jersey personal income tax (“Non-Municipal Tax Exempt Securities”). Non-Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Acquiring Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Acquiring Fund ordinarily does not intend to realize significant investment income not exempt from regular U.S. federal income tax and New Jersey personal income tax. From time to time, the Acquiring Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Acquiring Fund.

Description of Municipal Bonds

Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Acquiring Fund may invest. Information with respect to ratings assigned to tax-exempt obligations that the Fund may purchase is set forth in Appendix C to the Statement of Additional Information. Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or “IDBs.” Municipal Bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal Bonds may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal Bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Acquiring Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Acquiring Fund’s Common Shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

PABs. The Acquiring Fund may purchase Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Acquiring Fund. PABs, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the

Acquiring Fund’s operating expenses and adversely affect the net asset value of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to RICs. In addition, the Acquiring Fund’s intention to qualify as a RIC under the Internal Revenue Code of 1986, may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a RIC the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Zero Coupon Bonds. Municipal Bonds may include zero-coupon bonds. Zero coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.

However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities District Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in Municipal Bonds (and Non-Municipal Tax Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Acquiring Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Acquiring Fund invests in these types of Municipal Bonds, the Acquiring Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Acquiring Fund may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Acquiring Fund may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Acquiring Fund may also purchase or sell securities on a delayed delivery basis. The Acquiring Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Acquiring Fund enters into the commitment and the value of the securities will thereafter be reflected in the Acquiring Fund’s net asset value. The Acquiring Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. At the time the Acquiring Fund enters into a transaction on a when-issued basis, it will segregate or designate on its books and records cash or liquid assets with a value not less than the value of the when-issued securities.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Acquiring Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. In these cases the Acquiring Fund may realize a taxable capital gain or loss.

When the Acquiring Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Acquiring Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Call Rights. The Acquiring Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Leverage

The Acquiring Fund may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, this objective cannot be achieved in all interest rate environments. The Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. The Combined Fund would also utilize such forms of leverage. Each Fund’s total economic leverage through the use of VRDP Shares and tender option bonds does not exceed 45% of its respective total assets.

Under the 1940 Act, the Acquiring Fund is permitted to issue debt up to 33 1/3% of its managed assets (50% of its net assets) or preferred equity securities up to 50% of its managed assets (100% of its net assets). The Acquiring Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Acquiring Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the VRDP Shares’ governing instruments, counterparties or by agencies rating the VRDP Shares, which may be more stringent than those imposed by the 1940 Act.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Acquiring Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Acquiring Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Acquiring Fund’s common shareholders can benefit from incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to common shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

However, in order to benefit common shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Acquiring Fund’s return on assets purchased with leverage proceeds, income to common shareholders will be lower than if the Acquiring Fund had not used leverage. Furthermore, the value of the Acquiring Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Acquiring Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Acquiring Fund’s NAVs positively or negatively.

Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Acquiring Fund’s leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Acquiring Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of the Acquiring Fund’s Common Shares than if the Acquiring Fund were not leveraged. In addition, the Acquiring Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Acquiring Fund to incur losses. The use of leverage may limit the Acquiring Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Acquiring Fund will incur expenses in connection with the use of leverage, all of which are borne by common shareholders and may reduce income to the Common Shares. During periods in which the Acquiring Fund is using leverage, the fees paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s total managed assets, which includes the proceeds from leverage. The Acquiring Fund’s leveraging strategy may not be successful.

There can be no assurance the Combined Fund will be able to continue to use leverage through the use of preferred shares, tender option bonds or otherwise during periods of instability or illiquidity in the debt markets, during periods of high short-term interest rates or due to other adverse market conditions, because the Combined Fund may not be able to enter into tender option bond transactions or use other forms of leverage during such periods. There can be no assurance that the Combined Fund’s leverage strategy will be successful. The use of leverage can create risks. See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Leverage Risk.”

Effects of Leverage

Assuming that leverage will represent approximately 38.9% of the Combined Fund’s total managed assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 1.59%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 0.62% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing 38.9% of the Combined Fund’s total managed assets and the Combined Fund’s currently projected annual leverage expense of 1.59%.

Assumed Portfolio Total Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(17.4)%	(9.2)%	(1.0)%	7.2%	15.4%

Common Share total return is composed of two elements: the Common Share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its municipal bonds investments is entirely offset by losses in the value of those securities.

Preferred Shares

The Acquiring Fund has leveraged its portfolio by issuing VRDP Shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Please see “Information about the Preferred Shares of the Funds” for a description of the Acquiring Fund’s VRDP Shares.

For tax purposes, the Acquiring Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its Common Shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Acquiring Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of Common Shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of Common Shares, the advantage of the Acquiring Fund’s leveraged structure to holders of Common Shares will be reduced.

Tender Option Bonds

The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. The Acquiring Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. The Acquiring Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Acquiring Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-Advised Funds may contribute municipal bonds to a TOB Trust into which the Acquiring Fund has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Acquiring Fund generally provide the Acquiring Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Acquiring Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for the Acquiring Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Acquiring Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Acquiring Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Acquiring Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Acquiring Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, municipal bonds of the Acquiring Fund that are deposited into a TOB Trust are investments of the Acquiring Fund and are presented on the Acquiring Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Acquiring Fund’s Statement of Assets and Liabilities. Interest income from the underlying municipal bonds is recorded by the Acquiring Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Acquiring Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Acquiring Fund may be presented as loans of the Acquiring Fund in the Acquiring Fund’s financial statements even if there is no recourse to the Acquiring Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The risk associated with TOB Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

Credit Facility. The Acquiring Fund may leverage its portfolio by entering into one or more credit facilities. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurances that the Acquiring Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of preferred shares or debt securities or by the use of other forms of leverage.

Reverse Repurchase Agreements. The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Acquiring Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Acquiring Fund; however, under certain circumstances in which the Acquiring Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings discussed above. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Acquiring Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Acquiring Fund’s repurchase of the underlying security.

Dollar Roll Transactions. The Acquiring Fund may enter into “dollar roll” transactions. In a dollar roll transaction, the Acquiring Fund sells a mortgage related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Acquiring Fund pledges a mortgage related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Acquiring Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Acquiring Fund, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, the Acquiring Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Acquiring Fund and the income from these investments will generate income for the Acquiring Fund. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Acquiring Fund compared with what the performance would have been without the use of dollar rolls.

At the time the Acquiring Fund enters into a dollar roll transaction, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund establishes and maintains such a segregated account, or earmarks such assets as described, a dollar roll transaction will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Acquiring Fund; however, under certain circumstances in which the Acquiring Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such dollar roll transaction will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities the Acquiring Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Acquiring Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurances that dollar rolls can be successfully employed.

Derivatives. The Acquiring Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere in this Joint Proxy Statement/Prospectus and are also referred to as “Strategic Transactions.” The Acquiring Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its Common Shares.

To the extent the terms of such transactions obligate the Acquiring Fund to make payments, the Acquiring Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Acquiring Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the notional amounts of such investments, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the market value of the Acquiring Fund’s current obligations, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Acquiring Fund to deliver particular securities to extinguish the Acquiring Fund’s obligations under such transactions the Acquiring Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Acquiring Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Acquiring Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Acquiring Fund’s limitations on borrowings discussed above, but may create leverage for the Acquiring Fund. To the extent that the Acquiring Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the asset coverage requirements described above.

These earmarking, segregation or cover requirements can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Borrowings. The Acquiring Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Acquiring Fund’s total assets.

Strategic Transactions

The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These Strategic Transactions may be used for duration management and other risk management purposes, subject to the Acquiring Fund’s investment restrictions. While the Acquiring Fund’s use of Strategic Transactions is intended to reduce the volatility of the net asset value of the Acquiring Fund’s Common Shares, the net asset value of the Acquiring Fund’s Common Shares will fluctuate. No assurance can be given that the Acquiring Fund’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of the Acquiring Fund to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. In addition, because of the leveraged nature of the Common Shares, Strategic Transactions will result in a larger impact on the net asset value of the Common Shares than would be the case if the Common Shares were not leveraged. Furthermore, the Acquiring Fund may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

Inasmuch as any obligations of the Acquiring Fund that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, the Acquiring Fund and the Investment Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions. Additionally, segregated or earmarked liquid assets, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

For so long as the VRDP Shares are rated by a rating agency, the Acquiring Fund’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions. In order to maintain ratings on the VRDP Shares from one or more rating agencies, the Acquiring Fund may be required to limit its use of Strategic Transactions in accordance with the specified guidelines of the applicable rating agencies.

Certain federal income tax requirements may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Put and Call Options on Securities and Indices. The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Acquiring Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. The Acquiring Fund is authorized to write (i.e., sell) covered call options with respect to municipal bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Acquiring Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

The Acquiring Fund receives a premium from writing a call option, which increases the Acquiring Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Acquiring Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Acquiring Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The Acquiring Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets. The Acquiring Fund will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. The Acquiring Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Acquiring Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Acquiring Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Acquiring Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Acquiring Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Acquiring Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

The Acquiring Fund also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and municipal bonds in which the Acquiring Fund invests to make such hedging appropriate.

Futures Strategies. The Acquiring Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Acquiring Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Acquiring Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s investments that are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Acquiring Fund’s investments being hedged. In addition, the ability of the Acquiring Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Acquiring Fund. Employing futures as a hedge also may permit the Acquiring Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Acquiring Fund intends to purchase a security, the Acquiring Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Acquiring Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Acquiring Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Acquiring Fund may purchase a call option on a futures contract to hedge against a market advance when the Acquiring Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Acquiring Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Acquiring Fund may purchase a put option on a futures contract to hedge the Acquiring Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Acquiring Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Interest Rate Swap Transactions. In order to seek to hedge the value of the Acquiring Fund against interest rate fluctuations, to hedge against increases in the Acquiring Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that the Acquiring Fund enters into these transactions, the Acquiring Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Acquiring Fund also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Acquiring Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Acquiring Fund and increase the Acquiring Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate municipal bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Acquiring Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Acquiring Fund can create a synthetic long or short position, allowing the Acquiring Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Acquiring Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Swap and the Municipal

Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect the Acquiring Fund’s performance.

The Acquiring Fund has no obligation to enter into SIFMA Swaps or MMD Swaps and may elect not to do so. The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Acquiring Fund will segregate or designate on its books and records liquid assets having an aggregate net asset value at least equal to the accrued excess.

If there is a default by the other party to an uncleared interest rate swap transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to the Acquiring Fund or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Counterparty Credit Standards. To the extent that the Acquiring Fund engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Acquiring Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Acquiring Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize the Acquiring Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Acquiring Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Other Investment Policies

The Acquiring Fund has adopted certain other policies as set forth below.

Temporary Investments. The Acquiring Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Acquiring Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Acquiring Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Credit Default Swap Agreements. The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Acquiring Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Acquiring Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Acquiring Fund).

The Acquiring Fund will at all times segregate or designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to the Acquiring Fund’s exposure (any accrued but unpaid net amounts owed by the Acquiring Fund to any counterparty) on a marked-to-market basis (as calculated pursuant to requirements of the SEC). If the Acquiring Fund is a seller of protection in a credit default swap transaction, it will segregate or designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such segregation or designation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation or designation will not limit the Acquiring Fund’s exposure to loss.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. The Acquiring Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

Participating VRDOs provide the Acquiring Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Acquiring Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. It is contemplated that the Acquiring Fund will not invest more than 20% of its assets in Participating VRDOs.

VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. The Directors may adopt guidelines and delegate to the Investment Advisor the daily function of determining and monitoring liquidity of such VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which the Acquiring Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, the Acquiring Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Repurchase Agreements. The Acquiring Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities or an affiliate thereof. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Investment Restrictions

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding Common Shares and outstanding shares of VRDP Shares and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of VRDP Shares and any other preferred stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Acquiring Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Acquiring Fund by the SEC, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Acquiring Fund’s total assets would be invested in such securities.

3.	Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Acquiring Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Acquiring Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Acquiring Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

5.	Underwrite securities of other issuers except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6.	Make loans to other persons, except that the Acquiring Fund may purchase New Jersey Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7.	Purchase any securities on margin, except that the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Acquiring Fund or initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8.	Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Acquiring Fund may write, purchase and sell options and futures on New Jersey Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of investment restriction (4) above, the Acquiring Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock. For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

The investment restrictions of BLJ and BNJ are substantially similar (but not identical) to those of the Acquiring Fund as listed above. Neither BLJ nor BNJ has adopted a prohibition on purchasing securities on margin as mentioned in investment restriction (7) above and certain fundamental policies of the Acquiring Fund are non-fundamental policies of BNJ and BLJ.

An additional investment restriction adopted by the Acquiring Fund, which may be changed by the Board of Directors without stockholder approval, provides that the Acquiring Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon. Neither BLJ nor BNJ has adopted a similar investment restriction.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Acquiring Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Acquiring Fund is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer. However, the Acquiring Fund’s investments are limited so as to qualify the Acquiring Fund for the special tax treatment afforded RICs under the federal tax laws. In order to qualify as a RIC, the Acquiring Fund must, among other things, diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Acquiring Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Acquiring Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.” For purposes of this restriction, the Acquiring Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of the Acquiring Fund to the extent necessary to comply with changes in the federal tax requirements.

To the extent that the Acquiring Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Acquiring Fund’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, the Acquiring Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. The Acquiring Fund is also subject to certain covenants and requirements under the terms of the Acquiring Fund VRDP Shares and related documents, including the terms of the liquidity facility supporting the Acquiring Fund VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the Preferred Shares of the Funds” for additional information.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Acquiring Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Acquiring Fund anticipates such an increase or change) and the Acquiring Fund’s leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Acquiring Fund may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or extend the maturity of outstanding preferred shares or unwind other leverage transactions. The Acquiring Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing preferred shares. The success of any such attempt to limit leverage risk depends on the Investment Advisor’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Acquiring Fund may never attempt to manage its capital structure in the manner described in this paragraph. If market conditions suggest that additional leverage would be beneficial, the Acquiring Fund may sell previously unissued preferred shares or preferred shares that the Acquiring Fund previously issued but later repurchased.

COMPARISON OF THE FUNDS’ INVESTMENTS

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially similar (but not identical) as those of BLJ and BNJ. The Funds have substantially similar (but not identical) investment objectives, investment policies and investment restrictions. A summary of the Funds’ investment objectives and significant investment policies and the Funds’ portfolio credit quality and leverage ratios is set forth below.

Summary Comparison of the Funds’ Investment Objectives and Policies

The Funds have substantially similar (but not identical) investment objectives, investment policies and investment restrictions. The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially similar (but not identical) as those of BLJ and BNJ.

Investment Objective. The investment objective of each of BLJ and BNJ is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The investment objective of the Acquiring Fund is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. Interest may be includable in taxable income for the purposes of the federal alternative minimum tax with respect to each of BLJ, BNJ and the Acquiring Fund.

New Jersey Municipal Bonds. Below is a comparison of each Fund’s policies with respect to New Jersey Municipal Bonds.

BLJ	BNJ	The Acquiring Fund (MYJ)
As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and New Jersey gross income tax. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).	As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New Jersey gross income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes.	The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax (“New Jersey Municipal Bonds”).

Please see below a comparison of the approximate amount invested in municipal bonds as a percentage of total assets for (i) each Fund as of January 19, 2018, (ii) the Combined Fund, assuming only the Reorganization of BLJ into the Acquiring Fund was consummated as of January 19, 2018, (iii) the Combined Fund, assuming only the Reorganization of BLJ into the Acquiring Fund was consummated as of January 19, 2018, and (iv) the Combined Fund, assuming all of the Reorganizations were consummated as of January 19, 2018.

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
99%	99%	99%	99%	99%	99%

Investment Grade Securities. Below is a comparison of each Fund’s policy with respect to investment grade securities.

BLJ	BNJ	The Acquiring Fund (MYJ)
The Fund will invest at least 80% of its Managed Assets in municipal bonds that at the time of investment are investment grade quality. The Fund may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Fund’s investment advisor and/or sub-advisor.	Same as BLJ	Under normal market conditions, the Fund expects to invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities.

Please see below a comparison of the approximate amount invested in investment grade quality municipal bonds as a percentage of total assets for (i) each Fund as of January 19, 2018, (ii) the Combined Fund, assuming only the Reorganization of BLJ into the Acquiring Fund was consummated as of January 19, 2018, (iii) the Combined Fund, assuming only the Reorganization of BLJ into the Acquiring Fund was consummated as of January 19, 2018, and (iv) the Combined Fund, assuming all of the Reorganizations were consummated as of January 19, 2018.

Credit Ratings(1)	BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)(2)	Pro Forma Combined Fund (BNJ into MYJ)(2)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)(2)
AAA/Aaa	5.3%	3.0%	3.0%	3.3%	3.0%	3.2%
AA/Aa	34.0%	31.9%	30.4%	30.9%	30.9%	31.2%
A	20.9%	22.4%	29.7%	28.4%	27.1%	26.5%
BBB/Baa	25.2%	27.5%	28.8%	28.3%	28.3%	28.0%
BB/Ba	10.3%	10.4%	3.0%	4.1%	5.6%	6.1%
B	1.6%	1.6%	1.6%	1.6%	1.6%	1.6%
N/R(3)	2.5%	2.8%	3.1%	3.0%	3.0%	2.9%

(1)

Credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(2)	Reflects the effect of the Reorganization(s).

(3)

The Investment Advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the Investment Advisor has deemed certain of these unrated securities as investment grade quality.

Bond Maturity. Below is a comparison of each Fund’s policy with respect to bond maturity.

BLJ	BNJ	The Acquiring Fund (MYJ)
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.	Same as BLJ	Same as BLJ

Leverage. Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and investments in TOB Residuals. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BLJ and the Acquiring Fund currently leverages its assets through the use of VRDP Shares and TOB Residuals. BNJ currently leverages its assets through the use of VMTP Shares and TOB Residuals. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and TOB Residuals after the Closing Date of the Reorganizations. Common shareholders of BNJ and BLJ will be subject to the terms and costs of the Acquiring Fund VRDP Shares after the consummation of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Preferred Shares	Rate
BLJ	VRDP Shares	1.64%
BNJ	VMTP Shares	1.63%
Acquiring Fund (MYJ)	VRDP Shares	1.61%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of January 19, 2018, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BLJ into the Acquiring Fund had taken place as of January 19, 2018, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BNJ into the Acquiring Fund had taken place as of January 19, 2018, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of January 19, 2018.

Ratios	BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
Asset Coverage Ratio	294%	300%	323%	319%	315%	313%
Regulatory Leverage Ratio(1)	33.96%	33.33%	30.94%	31.37%	31.78%	31.99%
Effective Leverage Ratio(2)	40.56%	40.49%	39.57%	39.70%	39.89%	39.95%

(1)

Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

MANAGEMENT OF THE FUNDS

The Board of Trustees or Board of Directors and Officers

The Funds have the same Board Members and officers. The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. A list of the Board Members and officers of the Funds, a brief biography of each Board Member and officer and additional information relating to the Board and officers are included in “Management of the Funds” in the Statement of Additional Information.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily Net Assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares).

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809 and is a wholly owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of December 31, 2017, BlackRock’s assets under management were approximately $6.288 trillion. BlackRock has over 25 years of experience managing closed-end products and, as of December 31, 2017, advised a registered closed-end family of 73 exchange-listed active funds with approximately $46.7 billion in assets.

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of December 31, 2017, the firm had approximately 13,000 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

Each Fund is managed by a team of investment professionals lead by Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Phillip Soccio, CFA. Messrs. Jaeckel and Soccio are each Fund’s portfolio managers and are responsible for the day-to-day management of each Fund’s portfolio and the selection of its investments. Messrs. Jaeckel and Soccio have been members of each Fund’s portfolio management team since May 26, 2017.

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.

Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

After the Reorganizations, it is expected that the Acquiring Fund’s current portfolio management team, consisting of Messrs. Jaeckel and Soccio, will continue to comprise the team of investment professionals for the Combined Fund.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Investment Advisor may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Investment Advisor, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified brokerage firms.

None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Other Service Providers

The professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Administrative Services Provider	State Street Bank and Trust Company
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Liquidity Provider to VRDP Shares	Citibank, N.A.
Remarketing Agent to VRDP Shares	Citigroup Global Markets Inc.
Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon
VMTP Redemption and Paying Agent	The Bank of New York Mellon
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganizations, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Administrative Services Provider

State Street Bank and Trust Company provides certain administration and accounting services to each Fund pursuant to an Administrative Services Agreement. State Street Bank and Trust Company is paid a monthly fee at an annual rate ranging from 0.0075% to 0.015% of each Fund’s respective managed assets, along with an annual fixed fee ranging from $3,000 to $10,000 for the services it provides to each Fund.

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s transfer agent with respect to such Fund’s Common Shares.

VRDP Shares Liquidity Provider

Citibank, N.A., New York, New York 10179, serves as the liquidity provider for BLJ and the Acquiring Fund VRDP Shares and will serve as the liquidity provider to the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the VRDP Shares of the Combined Fund.

VRDP Shares Remarketing Agent

Citigroup Global Markets Inc. New York, New York 10179, serves as the remarketing agent for BLJ and the Acquiring Fund VRDP Shares and will serve as the remarketing agent to the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the VRDP Shares of the Combined Fund

VRDP Shares Tender and Paying Agent

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and redemption price disbursing agent with respect to the BLJ VRDP Shares and the Acquiring Fund VRDP Shares and will serve in such capacity with respect to the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the VRDP Shares of the Combined Fund.

VMTP Redemption and Paying Agent

The Bank of New York, Mellon, New York, New York 10286, acts as BNJ’s redemption paying agent with respect to BNJ’s VMTP Shares.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s Common Shares and in the net assets of the Fund available for distribution to holders of the Common Shares. Common shareholders do not have preemptive or conversion rights and each Fund’s Common Shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s Common Shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s Common Shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining Common Shares will not be able to elect any Board Members. The outstanding Acquiring Fund Common Shares are fully paid and non-assessable. The outstanding BLJ and BNJ Common Shares are fully paid and non-assessable, except that the Board of each Fund have the power to cause common shareholders to pay certain expenses of the applicable Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of Common Shares owned by each respective common shareholder. Whenever preferred shares, including VRDP Shares or VMTP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in Common Shares of the Fund) or purchase its Common Shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the Common Shares of each of the Funds are identical. Each of the Acquiring Fund and BNJ has its Common Shares listed on the New York Stock Exchange and BLJ has its Common Shares listed on the NYSE American. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE or NYSE American, as applicable, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s Common Shares as of January 19, 2018.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
BLJ	Common Shares	Unlimited	None	2,327,921
BNJ	Common Shares	Unlimited	None	7,675,428
Acquiring Fund (MYJ)	Common Shares	199,994,218	None	14,399,279

Common Share Price Data

The following tables set forth the high and low market prices for Common Shares of each Fund on the NYSE or NYSE American, as applicable, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

BLJ	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
11/30/17	$15.14	$14.48	$15.82	$15.66	(4.3)%	(7.5)%
08/31/17	$15.44	$14.78	$15.66	$15.51	(1.4)%	(4.7)%
05/31/17	$15.28	$14.33	$15.03	$15.08	1.7%	(5.0)%
02/28/17	$15.01	$14.34	$15.25	$15.10	(1.6)%	(5.0)%
11/30/16	$17.74	$14.61	$16.73	$15.07	6.0%	(3.1)%
08/31/16	$17.49	$16.22	$16.70	$16.78	4.7%	(3.3)%
05/31/16	$16.99	$15.50	$16.38	$16.01	3.7%	(3.2)%
02/29/16	$15.95	$13.83	$16.14	$15.89	(1.2)%	(13.0)%
11/30/15	$14.50	$13.81	$15.74	$15.60	(7.9)%	(11.5)%

BNJ	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
01/31/18	$15.75	$14.31	$15.50	$15.30	1.61%	(6.47)%
10/31/17	$15.88	$15.30	$15.41	$15.49	3.05%	(1.3)%
07/31/17	$15.97	$14.91	$15.39	$15.21	3.8%	(2.0)%
04/28/17	$15.55	$14.20	$15.20	$14.79	2.3%	(4.0)%
01/31/17	$15.56	$14.14	$15.85	$14.95	(1.8)%	(5.4)%
10/31/16	$16.93	$15.47	$16.40	$15.97	3.2%	(3.1)%
07/29/16	$16.90	$15.69	$16.40	$16.17	3.0%	(3.0)%
04/29/16	$16.33	$15.18	$16.11	$15.96	1.4%	(4.9)%
01/29/16	$15.55	$14.63	$15.46	$15.63	0.6%	(6.4)%
10/30/15	$15.16	$14.00	$15.48	$15.23	(2.1)%	(8.1)%

Acquiring Fund (MYJ)	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
01/31/18	$16.32	$14.93	$15.93	$15.23	2.45%	(5.09)%
10/31/17	$16.77	$15.92	$16.05	$15.93	4.5%	(0.1)%
07/31/17	$16.70	$15.53	$15.81	$15.72	5.6%	(1.2)%
04/28/17	$15.72	$14.98	$15.67	$15.42	0.3%	(2.9)%
01/31/17	$16.76	$15.25	$16.37	$15.47	2.4%	(1.4)%
10/31/16	$17.62	$16.20	$16.91	$16.47	4.2%	(1.6)%
07/29/16	$17.57	$16.24	$16.90	$16.68	4.0%	(2.6)%
04/29/16	$16.90	$15.75	$16.62	$16.44	1.7%	(4.2)%
01/29/16	$15.89	$14.87	$16.39	$16.14	(3.1)%	(7.9)%
10/30/15	$15.28	$14.45	$15.96	$15.98	(4.3)%	(9.6)%

For the periods shown in the tables above, the Common Shares of each Fund have traded at both a premium and a discount.

The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of January 19, 2018.

Fund	Market Price	NAV	Premium/ (Discount) to NAV
BLJ	$14.33	$15.62	(8.26)%
BNJ	$14.50	$15.40	(5.84)%
Acquiring Fund (MYJ)	$15.46	$15.84	(2.40)%

To the extent BLJ’s or BNJ’s Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BLJ’s or BNJ’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BLJ’s or BNJ’s Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BLJ’s or BNJ’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund Common Shares improves.

There can be no assurance that, after the Reorganizations, Common Shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the Combined Fund Common Shares may trade at a price that is less than the current market price of Acquiring Fund Common Shares. In the Reorganizations, common shareholders of BLJ and BNJ will receive the Acquiring Fund Common Shares based on the relative NAVs (not the market values) of the respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of any Fund prior to the Reorganizations.

Performance Information

The performance table below illustrates the past performance of an investment in Common Shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not indicate or guarantee how its Common Shares will perform in the future. Investment return and principal value of an investment will fluctuate so that the Common Shares, when sold, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted, and numbers may reflect small variances due to rounding. Standardized performance and performance data current to the most recent month end may be obtained by visiting the “Closed-End Funds” section of www.blackrock.com. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Joint Proxy Statement/Prospectus.

Average Annual Total Returns as of December 31, 2017

					Annualized Rates of Return
		Trailing 12-month Distribution Yield based on December 31, 2017 NAV	One Year ended December 31, 2017 based on NAV	One Year ended December 31, 2017 based on Market Price	Five Year ended December 31, 2017 based on NAV	Five Year ended December 31, 2017 based on Market Price	Ten Year ended December 31, 2017 based on NAV	Ten Year ended December 31, 2017 based on Market Price
BlackRock New Jersey Municipal Bond Trust	BLJ	4.77%	9.60%	5.38%	4.64%	2.71%	6.60%	5.03%
BlackRock New Jersey Municipal Income Trust	BNJ	5.33%	9.84%	11.62%	5.26%	3.46%	6.73%	5.46%
BlackRock MuniYield New Jersey	MYJ	5.62%	9.27%	9.17%	4.99%	5.09%	6.70%	7.66%

INFORMATION ABOUT THE PREFERRED SHARES OF THE FUNDS

BLJ’s and BNJ’s respective Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Acquiring Fund’s Charter authorizes 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. The Board of each Fund is authorized, however, to reclassify any unissued Common Shares to preferred shares without the approval of its common shareholders. Set forth below is information about each Fund’s preferred shares as of January 19, 2018.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory Redemption Date
BLJ	VRDP Shares	187	Series W-7 – 187	None	187	June 14, 2012	July 1, 2042
BNJ	VMTP Shares	591	Series W-7 – 591	None	591	March 22, 2012	March 30, 2019
Acquiring Fund (MYJ)	VRDP Shares	1,022	Series W-7 – 1,022	None	1,022	April 21, 2011	May 1, 2041

The outstanding preferred shares of each Fund are fully paid and non-assessable and have no preemptive or cumulative voting rights.

Below is a table that details, as of January 19, 2018, (i) each Fund’s current leverage attributable to preferred shares as a percentage of its total net assets, (ii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the BLJ Reorganization was consummated as of January 19, 2018, (iii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the BNJ Reorganization was consummated as of January 19, 2018, and (iv) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming all of the Reorganizations were consummated as of January 19, 2018.

Fund	Title of Class	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Net Assets
BLJ	VRDP Shares	187	100,000	18,700,000	61,187,935	30.6%
BNJ	VMTP Shares	591	100,000	59,100,000	198,627,019	29.8%
Acquiring Fund (MYJ)	VRDP Shares	1,022	100,000	102,200,000	377,402,319	27.1%
Pro Forma Combined Fund (BLJ into MYJ)	VRDP Shares	1,209	100,000	120,900,000	438,590,254	27.6%
Pro Forma Combined Fund (BNJ into MYJ)	VRDP Shares	1,613	100,000	161,300,000	576,029,338	28.0%
Pro Forma Combined Fund (BLJ and BNJ into MYJ)	VRDP Shares	1,800	100,000	180,000,000	637,217,273	28.2%

BLJ and the Acquiring Fund have each issued VRDP Shares, $100,000 liquidation value per share, with substantially identical terms, except that the BLJ VRDP Shares have a mandatory redemption date of July 1, 2042, while the Acquiring Fund VRDP Shares have a mandatory redemption date of May 1, 2041. The outstanding VRDP Shares of the Acquiring Fund and BLJ are currently in a one year Special Rate Period that will end on June 20, 2018, unless extended. The terms applicable to the outstanding VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. Please see “—Description of the VRDP Shares of the Acquiring Fund” and “—Description of the VRDP Shares of BLJ” for additional information. BNJ has issued VMTP Shares, $100,000 liquidation value per share. Please see “—Description of the VMTP Shares of BNJ” for additional information.

The VRDP Shares and VMTP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Rate
BLJ	1.64%
BNJ	1.63%
Acquiring Fund (MYJ)	1.61%

If the BNJ Reorganization Agreement is approved by BNJ shareholders, prior to the Closing Date of the BNJ Reorganization, it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the Acquiring Fund VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares. The BNJ VRDP Shares that will be issued in connection with the VMTP Refinancing will have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments, mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent as the outstanding Acquiring Fund VRDP Shares. However, the mandatory redemption date of the BNJ VRDP Shares may be different from the mandatory redemption date of the Acquiring Fund VRDP Shares. The BNJ VRDP Shares will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund VRDP Shares, including the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

In connection with the Reorganizations, the Acquiring Fund expects to issue 187 additional VRDP Shares to BLJ VRDP Holders and 591 additional VRDP Shares to BNJ VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,800 VRDP Shares outstanding. Assuming all of the Reorganizations are approved by shareholders and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ or BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

Description of the VMTP Shares of BNJ

BNJ’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of BNJ. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If BNJ redeems the VMTP Shares prior to the term redemption date of the VMTP Shares and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date of the VMTP Shares, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements. BNJ is required to redeem its VMTP Shares on the term redemption date of the VMTP Shares, unless earlier redeemed or repurchased or unless extended. If the VMTP Refinancing does not occur, there is no assurance that the term of BNJ’s VMTP Shares will be extended further or that BNJ’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date of the VMTP Shares, BNJ is required to begin to segregate liquid assets with BNJ’s custodian to fund the redemption. In addition, BNJ is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Dividends on BNJ’s VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to BNJ’s VMTP Shares by the ratings agencies then rating BNJ’s VMTP Shares. At the date of issuance, BNJ’s VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of BNJ’s VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 19, 2018, BNJ’s VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. BNJ’s VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on BNJ’s VMTP Shares is subject to a step-up spread if BNJ fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements. The dividend rate of the BNJ VMTP Shares as of January 19, 2018 was 2.15%.

BNJ’s VMTP Shares are subject to certain restrictions on transfer, and BNJ may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to BNJ’s VMTP Shares’ governing documents generally require the consent of the holders of VMTP Shares.

BNJ’s VMTP Shares rank prior to BNJ’s Common Shares as to the payment of dividends by BNJ and distribution of assets upon dissolution or liquidation of BNJ. The 1940 Act prohibits the declaration of any dividend on BNJ’s Common Shares or the repurchase of BNJ’s Common Shares if BNJ fails to maintain asset coverage of at least 200% of the liquidation preference of BNJ’s outstanding VMTP Shares. In addition, pursuant to the VMTP Shares’ governing instruments, BNJ is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with BNJ’s VMTP Shares or repurchasing such shares if BNJ fails to declare and pay dividends on the VMTP Shares, redeem any VMTP Shares required to be redeemed under the VMTP Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the VMTP Shares.

The holders of BNJ’s VMTP Shares have voting rights equal to the voting rights of the holders of BNJ’s Common Shares (one vote per share) and will vote together with holders of BNJ’s Common Shares (one vote per share) as a single class on certain matters. However, the holders of BNJ’s VMTP Shares, voting as a separate class, are also entitled to elect two trustees to the Board of BNJ. The holders of BNJ’s VMTP Shares are also entitled to elect BNJ’s full board of trustees if dividends on the VMTP Shares are not paid for a period of two years. The holders of BNJ’s VMTP Shares are also generally entitled to a separate class vote to amend the VMTP Shares’ governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding VMTP Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the VMTP Shares, (b) change BNJ’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

Description of the VRDP Shares of the Acquiring Fund

The Acquiring Fund’s VRDP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by Citibank, N.A. acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events (the “Liquidity Facility”). The Acquiring Fund entered into a fee agreement with the liquidity provider (the “Fee Agreement”) in connection with the Liquidity Facility that require a per annum liquidity fee payable to the liquidity provider. The Fee Agreement between the Acquiring Fund and the liquidity provider is scheduled to expire, unless renewed or terminated in advance, on July 5, 2018.

The Liquidity Facility requires the liquidity provider to purchase all VRDP Shares tendered for sale that were not successfully remarketed. The Acquiring Fund is required to redeem the Acquiring Fund’s VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the Acquiring Fund is required to segregate liquid assets to fund the redemption. In the event the Fee Agreement for the Acquiring Fund is not renewed or is terminated in advance, and the Acquiring Fund does not enter into a fee agreement with an alternate liquidity provider, the Acquiring Fund’s VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the Fee Agreement. There is no assurance the Acquiring Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Except during the Special Rate Period (as defined and described below), holders of VRDP Shares have the right to give notice on any business day to tender the VRDP Shares for remarketing in seven days, the VRDP Shares are subject to a mandatory tender for remarketing upon the occurrence of certain events, and should a remarketing be unsuccessful, the dividend rate for such VRDP Shares will reset to a maximum rate as defined in the governing documents of the VRDP Shares. The Acquiring Fund’s VRDP Shares are also subject to certain restrictions on transfer outside of the remarketing process. Except during the Special Rate Period, the Acquiring Fund may incur remarketing fees at the annual rate of 0.10% on the aggregate principal amount of the Acquiring Fund’s VRDP Shares.

The Acquiring Fund is required to redeem its VRDP Shares on May 1, 2041, the mandatory redemption date for such VRDP Shares, unless earlier redeemed or repurchased. Six months prior to the mandatory redemption date, the Acquiring Fund is required to begin to segregate liquid assets with the Acquiring Fund’s custodian to fund the redemption. In addition, the Acquiring Fund is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the Acquiring Fund’s VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Acquiring Fund. The redemption price per VRDP Share is equal to the liquidation value per VRDP Share plus any outstanding unpaid dividends, except that a redemption premium may be applicable during the Special Rate Period.

Except during the Special Rate Period, dividends on the Acquiring Fund’s VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. The maximum rate of the VRDP Shares will not exceed 15% per annum, exclusive of any applicable gross-up payments or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular U.S. federal income tax purposes. At the date of issuance, the VRDP Shares of the Acquiring Fund were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 19, 2018, the VRDP Shares of the Acquiring Fund were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares of the Acquiring Fund continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the Special Rate Period, as described below. The short-term ratings on the Acquiring Fund’s VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. Except during the Special Rate Period, a change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such VRDP Shares, although the dividend rate paid on the VRDP Shares is not directly related to the short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

The Acquiring Fund’s VRDP Shares are senior in priority to the Acquiring Fund’s Common Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of such Fund. The Acquiring Fund’s VRDP Shares will rank on parity with other preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The 1940 Act prohibits the declaration of any dividend on the Acquiring Fund’s Common Shares or the repurchase of the Acquiring Fund’s Common Shares if the Acquiring Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding VRDP Shares. In addition, pursuant to the VRDP Shares’ governing instruments, the Acquiring Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the VRDP Shares or repurchasing such shares if the Acquiring Fund fails to declare and pay dividends on the VRDP Shares, redeem any VRDP Shares required to be redeemed under the VRDP Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the VRDP Shares.

The Acquiring Fund’s VRDP Holders have voting rights equal to the Acquiring Fund’s common shareholders (one vote per Share) and will vote together with such common shareholders (one vote per Share) as a single class. However, the Acquiring Fund’s VRDP Holders, voting as a separate class, are also entitled to elect two Board Members for the Acquiring Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of a 1940 Act Majority of the VRDP Holders of the Acquiring Fund, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the VRDP Shares of the Acquiring Fund, (b) change the Acquiring Fund’s sub-classification as a closed-end management investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

On June 21, 2012, the Acquiring Fund commenced a three-year special rate period ending June 24, 2015 with respect to its VRDP Shares. This special rate period has been extended each year for an additional one-year term and is currently set to expire on June 20, 2018. Prior to June 20, 2018, the holders of the VRDP Shares and the Acquiring Fund may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors. The Liquidity Facility remains in effect for the duration of the Special Rate Period and the VRDP Shares are still subject to mandatory redemption by the Acquiring Fund on their respective mandatory redemption date. However, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. The short-term ratings of the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P upon the commencement of the Special Rate Period. Short-term ratings may be re-assigned upon the termination of the Special Rate Period.

During the Special Rate Period, the Acquiring Fund is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as was required prior to the Special Rate Period.

During the Special Rate Period, the Acquiring Fund will pay no fees to the liquidity provider and remarketing agent, but will instead and pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares (“Ratings Spread”). As of January 19, 2018, the BLJ VRDP Shares and the Acquiring Fund VRDP Shares were both assigned long-term ratings of Aa2 from Moody’s and AAA from Fitch. The annualized dividend rates of the BLJ VRDP Shares and the Acquiring Fund VRDP Shares as of January 19, 2018 were as follows:

Fund	Rate
BLJ	2.105%
Acquiring Fund (MYJ)	2.105%

The Ratings Spread will increase in the event the VRDP Shares are rated below Aaa/AAA by all of the rating agencies rating the VRDP Shares at the time such Ratings Spread is determined, up to a maximum of 4.00% in the event the VRDP Shares are either rated below Baa3/BBB- by at least one of the rating agencies then rating the VRDP Shares or not rated by any rating agency.

In addition, if the Acquiring Fund redeems its VRDP Shares on a date that is one year or more before the end of the Special Rate Period and the VRDP Shares of the Acquiring Fund are rated above A1/A+ by all rating agencies then rating the VRDP Shares, then such redemption is subject to a redemption premium payable to the Acquiring Fund’s VRDP Holders based on the time remaining in the Special Rate Period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements.

Under the Acquiring Fund’s Fee Agreement with the liquidity provider, to the extent the liquidity provider together with certain affiliates individually or in the aggregate own at least 20% of the outstanding VRDP Shares and the Acquiring Fund has not failed to pay dividends on the VRDP Shares for two years, the liquidity provider agreed to enter into and maintain a voting trust agreement and convey into the voting trust the right to vote all of its VRDP Shares owned by it or such affiliates, with respect to: (i) the election of the two members of the Board for which VRDP Holders are entitled to vote under the 1940 Act and all other rights given to VRDP Holders with respect to the election of the Board; (ii) the conversion of the Acquiring Fund from a closed-end management investment company to an open-end fund, or to change the Acquiring Fund’s classification from diversified to non-diversified; (iii) the deviation from a policy in respect of concentration of investments in any particular industry or group of industries as recited in the Acquiring Fund’s registration statement; (iv) borrowing money, issuing senior securities, underwriting securities issued by other persons, purchasing or selling real estate or commodities or making loans to other persons other than in accordance with the recitals of policy with respect thereto in the Acquiring Fund’s registration statement; and (v) all other voting and consent rights of the liquidity provider as beneficial owner of the VRDP Shares unless such voting or consent rights relate to situations where the rights or seniority of the beneficial owners of the VRDP Shares could be adversely affected.

If the Special Rate Period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. There is no assurance that the VRDP Shares will be remarketed or purchased by investors after the termination of the Special Rate Period. If the VRDP Shares are not remarketed or purchased, then a failed remarketing will occur. As described above, in the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to the maximum rate and the VRDP Shares that have not been remarketed are required to be purchased by the liquidity provider and subject to redemption by the Acquiring Fund after six months of continuous, unsuccessful remarketing.

Description of the VRDP Shares of BLJ

BLJ’s VRDP Shares have terms substantially identical to the terms of the Acquiring Fund’s VRDP Shares as described herein, except that the BLJ VRDP Shares have a mandatory redemption date of July 1, 2042, while the outstanding Acquiring Fund VRDP Shares have a mandatory redemption date of May 1, 2041. The outstanding VRDP Shares of the Acquiring Fund and BLJ have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage, eligible investments, mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent. The outstanding VRDP Shares of the Acquiring Fund and BLJ are currently in a one year Special Rate Period that will end on June 20, 2018, unless extended. The terms applicable to the outstanding VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. During the Special Rate Period, the outstanding VRDP Shares of the Acquiring Fund and BLJ have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

FINANCIAL HIGHLIGHTS

BlackRock New Jersey Municipal Bond Trust (BLJ)

The Financial Highlights table is intended to help you understand BLJ’s financial performance for the periods shown. Certain information reflects the financial results for a single Common Share of BLJ. The total returns in the table represent the rate an investor would have earned or lost on an investment in BLJ (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by Deloitte & Touche LLP, BLJ’s independent registered public accounting firm. Financial statements for the fiscal year ended August 31, 2017 and the Report of the Independent Registered Public Accounting Firm thereon appear in BLJ’s Annual Report for the fiscal year ended August 31, 2017, which is available upon request.

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BLJ Financial Highlights

	Year Ended August 31,
	2017	2016	2015	2014	2013	2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$16.74	$15.65	$16.29	$14.13	$16.67	$14.55		$15.23		$13.53		$14.16		$15.38
Net investment income(1)	0.75	0.81	0.82	0.87	0.88	0.95		1.00		1.05		1.05		1.14
Net realized and unrealized gain (loss)	(0.88)	1.11	(0.59)	2.18	(2.54)	2.12		(0.68)		1.61		(0.68)		(1.11)
Dividends and Distributions to AMPS Shareholders from:
Net Investment Income	—	—	—	—	—	(0.02)		(0.03)		(0.03)		(0.14)		(0.29)
Net realized gain	—	—	—	—	—	—		(0.00)[3]		—		—		(0.00)[3]
Net increase (decrease) from investment operations	(0.13)	1.92	0.23	3.05	(1.66)	3.05		0.29		2.63		0.23		(0.26)
Distributions to Common Shareholders(2)
Net investment income	(0.79)	(0.83)	(0.87)	(0.89)	(0.88)	(0.93)		(0.94)		(0.93)		(0.86)		(0.95)
Net realized gain	—	—	—	—	—	—		(0.03)		—		—		(0.01)
Total dividends and distributions to Common Shareholders	(0.79)	(0.83)	(0.87)	(0.89)	(0.88)	(0.93)		(0.97)		(0.93)		(0.86)		(0.96)
Net asset value, end of year	$15.82	$16.74	$15.65	$16.29	$14.13	$16.67		$14.55		$15.23		$13.53		$14.16
Market price, end of year	$15.04	$17.40	$13.99	$14.68	$13.54	$16.66		$13.60		$15.63		$13.59		$14.76
Total Return Applicable to Common Shareholders(4)
Based on net asset value	(0.45)%	12.80%	1.74%	22.83%	(10.43)%	21.52%		2.46%		20.04%		2.50%		(2.12)%
Based on market price	(8.95)%	31.16%	0.93%	15.51%	(14.12)%	29.94%		(6.68)%		22.65%		(1.23)%		(7.15)%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.48%	2.07%	1.98%	2.05%	2.10%	1.65	%(6)	1.57	%(6)	1.54	%(6)	1.72	%(6)	1.67	%(6)
Total expenses after fees waived and before fees paid indirectly(6)	—	—	—	—	—	1.59%		1.43%		1.32%		1.36%		1.28%
Total expenses after fees waived and paid indirectly(6)	2.48%	2.07%	1.98%	2.05%	2.10%	1.59%		1.43%		1.32%		1.36%		1.28%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs(5)(6)	1.43%	1.41%	1.39%	1.42%	1.45%	1.41	%(7)	1.41%		1.31%		1.34%		1.26%
Net investment income(6)	4.80%	5.03%	5.07%	5.74%	5.39%	6.01%		7.08%		7.32%		8.55%		7.64%
Dividends to AMPS Shareholders	—	—	—	—	—	0.11%		0.20%		0.24%		1.14%		1.97%
Net investment income to Common Shareholders	4.80%	5.03%	5.07%	5.74%	5.39%	5.90%		6.88%		7.08%		7.41%		5.67%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$36,818	$38,959	$36,376	$37,868	$32,841	$38,728		$33,753		$35,277		$31,239		$32,584
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—	—	—		$18,775		$18,775		$18,775		$19,200
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,700	$18,700	$18,700	$18,700	$18,700	$18,700		—		—		—		—
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—	—	—		$69,944		$71,974		$66,600		$67,439
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$296,885	$308,335	$294,526	$302,505	$275,620	$307,099		—		—		—		—
Borrowings outstanding, end of year (000)	$6,116	$4,776	$4,520	$4,520	$4,520	$3,954		$1,220		—		—		—
Portfolio turnover rate	7%	6%	13%	16%	8%	25%		19%		18%		28%		17%

(1)	Based on average Common Shares outstanding.

(2)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(3)	Amount is less than $(0.01) per share.

(4)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(5)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares.

(6)	Do not reflect the effect of dividends to AMPS Shareholders.

(7)	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.34%.

BlackRock New Jersey Municipal Income Trust (BNJ)

The Financial Highlights table is intended to help you understand BNJ’s financial performance for the periods shown. Certain information reflects the financial results for a single Common Share of BNJ. The total returns in the table represent the rate an investor would have earned or lost on an investment in BNJ (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by Deloitte & Touche LLP, BNJ’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2017 and the Report of the Independent Registered Public Accounting Firm thereon appear in BNJ’s Annual Report for the fiscal year ended July 31, 2017, which is available upon request.

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BNJ Financial Highlights

	Year Ended July 31,										Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007
	2017	2016	2015	2014	2013	2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$16.41	$15.55	$15.61	$14.36	$16.17	$14.07		$14.38	$12.78	$14.15	$15.49		$16.35
Net investment income(1)	0.79	0.86	0.86	0.88	0.88	0.95		0.98	1.02	1.05	0.89		1.14
Net realized and unrealized gain (loss)	(0.97)	0.90	(0.01)	1.27	(1.75)	2.11		(0.32)	1.54	(1.38)	(1.24)		(0.74)
Dividends to AMPS Shareholders from net investment income	—	—	—	—	—	(0.01)		(0.03)	(0.03)	(0.11)	(0.24)		(0.30)
Net increase (decrease) from investment operations	(0.18)	1.76	0.85	2.15	(0.87)	3.05		0.63	2.53	(0.44)	(0.59)		0.10
Distributions to Common Shareholders from net investment income(2)	(0.84)	(0.90)	(0.91)	(0.90)	(0.94)	(0.95)		(0.94)	(0.93)	(0.93)	(0.75)		(0.96)
Net asset value, end of year	$15.39	$16.41	$15.55	$15.61	$14.36	$16.17		$14.07	$14.38	$12.78	$14.15		$15.49
Market price, end of year	$15.97	$16.79	$14.61	$14.68	$13.67	$17.67		$14.10	$14.82	$14.00	$15.09		$16.90
Total Return Applicable to Common Shareholders(3)
Based on net asset value	(0.91)%	11.81%	5.79%	16.01%	(5.82)%	22.25%		4.74%	20.22%	(2.62)%	(4.12	)%(5)	0.17%
Based on market price	0.50%	21.76%	5.69%	14.60%	(17.95)%	33.30%		1.85%	13.11%	0.04%	(6.28	)%(5)	(2.89)%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses(6)	2.21%	1.81%	1.80%	1.89%	1.81%	1.47%		1.25%	1.23%	1.38%	1.28	%(7)	1.24%
Total expenses after fees waived and before fees paid indirectly(6)	—	—	—	—	—	1.46%		1.24%	1.13%	1.17%	1.03	%(7)	0.94%
Total expenses after fees waived and paid indirectly(6)	2.21%	1.81%	1.79%	1.89%	1.81%	1.46%		1.24%	1.13%	1.17%	1.03	%(7)	0.93%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(4)(6)	1.16%	1.15%	1.15%	1.18%	1.13%	1.18	%(8)	1.22%	1.12%	1.14%	1.02	%(7)	0.93%
Net investment income(6)	5.12%	5.45%	5.43%	5.96%	5.51%	6.28%		7.09%	7.42%	8.49%	7.92	%(7)	7.18%
Dividends to AMPS Shareholders	—	—	—	—	—	0.08%		0.21%	0.23%	1.22%	1.94	%(7)	1.86%
Net investment income to Common Shareholders	5.12%	5.45%	5.43%	5.96%	5.51%	6.20%		6.88%	7.19%	7.27%	5.98	%(7)	5.32%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$118,019	$125,819	$119,171	$119,509	$109,950	$123,497		$107,226	$109,257	$96,696	$106,596		$116,152
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	—	—	—	—		$59,100	$59,100	$59,100	$60,475		$63,800
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,100	$59,100	$59,100	$59,100	$59,100	$59,100		—	—	—	—		—
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	—	—	—	—		$70,358	$71,218	$65,905	$69,083		$70,528
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$299,693	$312,891	$301,643	$302,215	$286,040	$308,962		—	—	—	—		—
Borrowings outstanding, end of year (000)	$20,550	$17,890	$17,301	$17,301	$17,302	$10,634		$3,859	—	—	—		—
Portfolio turnover rate	6%	11%	12%	20%	9%	20%		20%	11%	29%	12%		23%

(1)	Based on average Common Shares outstanding.

(2)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(3)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(4)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares.

(5)	Aggregate total investment return.

(6)	Do not reflect the effect of dividends to AMPS Shareholders.

(7)	Annualized.

(8)	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.14%.

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

The Financial Highlights table is intended to help you understand the Acquiring Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Common Share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by Deloitte & Touche LLP, the Acquiring Fund’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2017 and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2017, which is available upon request.

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The Acquiring Fund (MYJ) Financial Highlights

	Year Ended July 31,													Period December 1, 2007 to July 31, 2008		Year Ended November 30, 2007
	2017	2016	2015	2014	2013	2012		2011		2010		2009
Per Share Operating Performance
Net asset value, beginning of year	$16.93	$16.01	$16.11	$14.92	$16.92	$14.84		$15.24		$14.13		$14.36		$15.18		$15.90
Net investment income(1)	0.81	0.89	0.90	0.90	0.89	0.86		0.92		1.00		0.98		0.62		1.01
Net realized and unrealized gain (loss)	(0.95)	0.94	(0.10)	1.21	(1.94)	2.11		(0.41)		1.00		(0.34)		(0.79)		(0.74)
Dividends to AMPS Shareholders from net investment income						—		(0.03)		(0.04)		(0.15)		(0.18)		(0.29)
Distributions to VRDP Shareholders from net realized gain	—	—	—	—	(0.00)[2]	—		—		—		—		—		—
Net increase (decrease) from investment operations	(0.14)	1.83	0.80	2.11	(1.05)	2.97		0.48		1.96		0.49		(0.35)		(0.02)
Distributions to Common Shareholders:(3)
From net investment income	(0.90)	(0.91)	(0.90)	(0.89)	(0.89)	(0.89)		(0.88)		(0.85)		(0.72)		(0.47)		(0.70)
From net realized gain	—	—	—	(0.03)	(0.06)	—		—		—		—		—		—
Total distributions to Common Shareholders	(0.90)	(0.91)	(0.90)	(0.92)	(0.95)	(0.89)		(0.88)		(0.85)		(0.72)		(0.47)		(0.70)
Net asset value, end of year	$15.89	$16.93	$16.01	$16.11	$14.92	$16.92		$14.84		$15.24		$14.13		$14.36		$15.18
Market price, end of year	$16.58	$17.49	$14.72	$14.67	$13.74	$17.07		$13.53		$15.19		$13.49		$13.52		$13.66
Total Return Applicable to Common Shareholders(4)
Based on net asset value	(0.68)%	11.95%	5.52%	15.27%	(6.51)%	20.72%		3.55%		14.34%		4.50%		(2.17	)%(6)	0.11%
Based on market price	0.32%	25.78%	6.54%	13.99%	(14.66)%	33.59%		(5.28)%		19.38%		5.96%		2.35	%(6)	(7.41)%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.93%	1.55%	1.50%	1.57%	1.48%	1.61%		1.26	%(7)	1.01	%(7)	1.15	%(7)	1.22	%(7)(8)	1.28	%(7)
Total expenses after fees waived and paid indirectly	1.93%	1.55%	1.50%	1.57%	1.48%	1.60%		1.25	%(7)	1.00	%(7)	1.14	%(7)	1.20	%(7)(8)	1.27	%(7)
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(5)	0.93%	0.92%	0.93%	0.95%	0.92%	1.28	%(9)	1.14	%(7)	0.98	%(7)	1.05	%(7)	1.13	%(7)(8)	1.10	%(7)
Net Investment Income	5.11%	5.43%	5.51%	5.89%	5.32%	5.41%		6.26	%(7)	6.71	%(7)	7.21	%(7)	6.27	%(7)(8)	6.56	%(7)
Dividends to AMPS Shareholders	—	—	—	—	—	—		0.23%		0.30%		1.12%		1.85	%(8)	1.85%
Net investment income to Common Shareholders	5.11%	5.43%	5.51%	5.89%	5.32%	5.41%		6.03%		6.41%		6.09%		4.42	%(8)	4.71%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$228,284	$242,134	$228,628	$230,112	$213,099	$240,759		$211,121		$216,433		$200,740		$204,022		$215,585
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	—	—	—	—		—		$102,200		$102,200		$104,725		$119,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$102,200	$102,200	$102,200	$102,200	$102,200	$102,200		$102,200		—		—		—		—
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	—	—	—	—		—		$77,946		$74,107		$73,709		$70,305
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$323,370	$336,922	$323,707	$325,159	$308,511	$335,577		$306,576		—		—		—		—
Borrowings outstanding, end of period (000)	$45,634	$40,642	$39,554	$39,554	$39,555	$26,813		$10,454		—		—		—		—
Portfolio turnover rate	6%	10%	11%	19%	7%	23%		18%		15%		21%		11%		18%

(1)	Based on average Common Shares outstanding.

(2)	Amount is greater than $(0.005) per share.

(3)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(4)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(5)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares.

(6)	Aggregate total investment return.

(7)	Do not reflect the effect of dividends to AMPS Shareholders.

(8)	Annualized.

(9)

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.93%.

DIVIDENDS AND DISTRIBUTIONS

General

The Acquiring Fund’s dividend and distribution policy with respect to Common Shares will be the Combined Fund’s dividend and distribution policy with respect to Common Shares. BLJ’s and BNJ’s dividend and distribution policy with respect to Common Shares is substantially similar (but not identical) as that of the Acquiring Fund. The Acquiring Fund intends to make regular monthly cash distributions of all or a portion of its net investment income, after payment of dividends on the Acquiring Fund’s preferred shares outstanding, to holders of the Acquiring Fund’s Common Shares, except as described below in “—Undistributed Net Investment Income.” The Acquiring Fund’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Acquiring Fund. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Acquiring Fund among its common shareholders on a pro rata basis in the year for which such capital gains and other income is realized.

Various factors will affect the level of the Acquiring Fund’s net investment income, such as its asset mix, portfolio turnover level, performance of its investments, level of retained earnings, the amount of leverage utilized by the Acquiring Fund and the effects thereof, the costs of such leverage, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of the Reorganizations. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of the individual Funds if the Reorganizations were not completed. To permit the Acquiring Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Acquiring Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Acquiring Fund during that month. The amount of undistributed income paid by the Acquiring Fund for any particular month may vary from time to time. The portion of a Combined Fund’s monthly distribution that consists of undistributed income may be greater than any individual Fund prior to the Reorganizations for any particular month. Undistributed earnings will increase the Acquiring Fund’s NAV and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Acquiring Fund’s NAV.

Acquiring Fund common shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Acquiring Fund or Acquiring Fund Common Shares purchased in the open market in accordance with the Acquiring Fund’s Automatic Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of the Acquiring Fund Common Shares may be reinvested automatically in the Acquiring Fund Common Shares, see “Automatic Dividend Reinvestment Plan.”

Undistributed Net Investment Income

If the Reorganizations are approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BLJ and BNJ shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more Common Shares in the Reorganizations since its NAV as of the Valuation Time would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. The Combined Fund is anticipated to retain a lower UNII balance after the Reorganizations than the Acquiring Fund prior to the Reorganizations. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s Common Shares and the magnitude of the trading discount to NAV of the Combined Fund’s Common Shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to BNJ and BLJ), a potentially higher earnings profile and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Restrictions on Distributions to Common Shares

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquiring Fund may be required to comply with other asset coverage requirements as a condition of the Acquiring Fund obtaining a rating of its preferred shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than that under the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

Tax Treatment of Distributions

The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund’s investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.

The final tax characterization of distributions is determined after the end of the Acquiring Fund’s fiscal year and is reported to shareholders on Form 1099. Distributions will be characterized as tax-exempt interest income, ordinary income, capital gains and/or return of capital. The Acquiring Fund’s net investment income or net realized capital gains may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Acquiring Fund’s current and accumulated earnings and profits in the current fiscal year, the excess may be treated as a return of capital. A return of capital distribution does not necessarily reflect the Acquiring Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is generally not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

As described above, the portion of distributions that exceeds the Acquiring Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Acquiring Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Acquiring Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Acquiring Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Acquiring Fund Common Shares elects to receive cash by contacting the Reinvestment Plan Agent, Computershare Trust Company, N.A., all dividends or other distributions (together, a “dividend”) declared for your Acquiring Fund Common Shares will be automatically reinvested by the Reinvestment Plan Agent, as agent for shareholders in administering the Acquiring Fund’s dividend reinvestment plan (the “Reinvestment Plan”), in additional Acquiring Fund Common Shares.

Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting Computershare Trust Company, N.A., as Reinvestment Plan Agent, at the address provided on the following page. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Acquiring Fund Common Shares for you. If you wish for all dividends declared on your Acquiring Fund Common Shares to be automatically reinvested pursuant to the Reinvestment Plan, please contact your broker.

The Reinvestment Plan Agent will open an account for each Acquiring Fund common shareholder under the Reinvestment Plan in the same name in which such common shareholder’s Acquiring Fund Common Shares are registered. Whenever the Acquiring Fund declares a dividend payable in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in Acquiring Fund Common Shares. The Acquiring Fund Common Shares will be acquired by the Reinvestment Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Acquiring Fund Common Shares from the Acquiring Fund (“newly issued Acquiring Fund Common Shares”) or (ii) by purchase of outstanding Acquiring Fund Common Shares on the open market (“open-market purchases”). If, on the dividend payment date, the NAV per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued Acquiring Fund Common Shares on behalf of the participants. The number of newly issued Acquiring Fund Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the dividend payment date. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in Acquiring Fund Common Shares acquired on behalf of the participants in open-market purchases. In the event of a market discount on the dividend payment date, the Reinvestment Plan Agent will have until the last business day before the next date on which the Acquiring Fund Common Shares trade on an “ex-dividend” basis or 30 days after the dividend payment date, whichever is sooner (the “last purchase date”), to invest the dividend amount in Acquiring Fund Common Shares acquired in open-market purchases. If, before the Reinvestment Plan Agent has completed its open-market purchases, the market price per Acquiring Fund Common Share exceeds the NAV per Acquiring Fund Common Share, the average per Acquiring Fund Common Share purchase price paid by the Reinvestment Plan Agent may exceed the NAV of the Acquiring Fund Common Shares, resulting in the acquisition of fewer Acquiring Fund Common Shares than if the dividend had been paid in newly issued Acquiring Fund Common Shares on the dividend payment date.

Because of the foregoing difficulty with respect to open-market purchases, the Reinvestment Plan provides that if the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent may cease making open-market purchases and may invest any uninvested portion in newly issued Acquiring Fund Common Shares. Investments in newly issued Acquiring Fund Common Shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued Acquiring Fund Common Shares will substitute for the dividend payment date.

The Reinvestment Plan Agent maintains all shareholders’ accounts in the Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Acquiring Fund Common shares in the account of each participant will be held by the Reinvestment Plan Agent on behalf of such participant, and each shareholder proxy will include those Acquiring Fund Common Shares purchased or received pursuant to the Reinvestment Plan.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Acquiring Fund Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Acquiring Fund; however, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases of Acquiring Fund Common Shares pursuant to the Reinvestment Plan, which will be deducted from the value of the dividend. The automatic reinvestment of dividends pursuant to the Reinvestment Plan will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Participants that request a sale of Acquiring Fund Common Shares through the Reinvestment Plan Agent are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

The Acquiring Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to purchases in the Reinvestment Plan; however, the Acquiring Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan, including any questions about the Reinvestment Plan, should be directed to the Reinvestment Plan Agent at Computershare Trust Company, N.A., through the internet at www.computershare.com/blackrock, by calling 1-800-699-1236 or in writing to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233.

All overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST, CHARTER AND BYLAWS

Each of BLJ’s and BNJ’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, and the Acquiring Fund’s Charter and Amended and Restated Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Certain Provisions in the Declaration of Trust or Charter of Each Fund

The Board of each of BLJ and BNJ is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members for each of BLJ and BNJ is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of each Fund. In contrast, the Board of the Acquiring Fund is not classified.

For each of BLJ and BNJ, a Board Member may be removed from office for cause only, and not without cause, by the action of a majority of the remaining Board Members or by a vote of the holders of at least 75% of the shares entitled to vote in an election of such Board Member. For the Acquiring Fund, a Board Member may be removed with or without cause, but only by action taken by holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship.

Holders of each Fund’s outstanding preferred shares, including VRDP Shares and VMTP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of such Fund, are entitled to elect two Board Members of such Fund at any annual meeting in which Board Members are elected.

In addition, each of BLJ’s and BNJ’s Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the Board Members then in office followed by the affirmative vote of the holders of not less than 75% of the outstanding shares of each affected class or series outstanding, voting as a separate class or series, to approve, adopt or authorize certain transactions with five percent-or-greater holders of a class or series of shares and their associates, unless 80% of the Board Members by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, in which case approval by a 1940 Act Majority will be the only vote of the shareholders required. These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction. For purposes of these provisions, a five percent-or-greater holder of a class or series of shares (a “Principal Shareholder”) refers to any corporation, person or other entity which is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of any class or series and shall include any affiliate or associate.

The transactions subject to these special approval requirements are:

•	The merger or consolidation of BLJ or BNJ or any subsidiary of the Fund with or into any Principal Shareholder.

•	The issuance of any securities of BLJ or BNJ to any Principal Shareholder for cash (other than pursuant to a dividend reinvestment plan).

•

The sale, lease or exchange of all or any substantial part of the assets of BLJ or BNJ to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

•

The sale, lease or exchange to BLJ or BNJ or any subsidiary of the Fund, in exchange for securities of such Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Each of BLJ and BNJ may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of BLJ’s and BNJ’s property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of such Fund’s Board Members and approved by a 1940 Act Majority of such Fund’s shareholders.

For the Acquiring Fund, the Acquiring Fund’s Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation or statutory share exchange of the Acquiring Fund with any other corporation, (ii) a sale of all or substantially all of the assets of the Acquiring Fund (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of the Acquiring Fund, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the Acquiring Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Acquiring Fund entitled to vote thereon shall be required.

If any plan of reorganization (as such term is used under the 1940 Act) adversely affects a Fund’s preferred shares, including such Fund’s VRDP Shares or VMTP Shares, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including such Fund’s VRDP Holders or VMTP Holders.

With respect to the Acquiring Fund, Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934 and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to a provision requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Pursuant to Subtitle 8 and by amendment to the bylaws, the Board of the Acquiring Fund elected to provide that vacancies on the Board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred.

The Board of each Fund has determined that the voting requirements described above are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust or Charter of each Fund on file with the SEC for the full text of these provisions.

Certain Provisions in the Bylaws of Each Fund

Each Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to each Fund’s bylaws on file with the SEC for the full text of these provisions.

GOVERNING LAW

BLJ was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 14, 2002 and commenced operations on April 25, 2002. BNJ was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 30, 2001 and commenced operations on July 26, 2001. The Acquiring Fund was organized as a Maryland corporation governed by the laws of the State of Maryland on February 21, 1992 and commenced operations on May 18, 1992.

In general, a Delaware statutory trust provides greater flexibility with respect to procedural matters and a corporation provides greater certainty with respect to limitation of personal liability. Under the Delaware Statutory Trust Act, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware statutory trust could, under certain circumstances be held liable for the Delaware statutory trust’s liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware statutory trust’s obligations. BLJ’s and BNJ’s governing document disclaims shareholder liability for acts or obligations of such Fund. Thus, a Delaware statutory trust shareholder’s risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the Delaware Statutory Trust Act and the complaining party is held not bound by the Delaware statutory trust’s disclaimer regarding shareholder liability. As noted above, a Maryland corporation provides greater certainty with respect to limitation of personal liability. Shareholders of a Maryland corporation currently have no personal liability for the corporation’s acts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the Maryland General Corporation Law or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid.

In contrast to the Maryland General Corporation Law, the Delaware Statutory Trust Act allows the parties to define their business relationships. The Delaware Statutory Trust Act provides rules only in situations where the parties have failed to agree and the Delaware Statutory Trust Act gives maximum effect to the principle of freedom of contract and to the enforceability of a statutory trust’s governing instrument. The Delaware Statutory Trust Act permits a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. The Delaware Statutory Trust Act also authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments.

The foregoing discusses only certain differences between the Acquiring Fund under Maryland law and BLJ and BNJ under Delaware law. It is not intended to be a complete list of differences, and shareholders should refer to the relevant laws of each state and the provisions of each Fund’s applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on pages v-vi of this Joint Proxy Statement/Prospectus.

CONVERSION TO OPEN-END FUND

To convert each of BLJ or BNJ to an open-end investment company, BLJ’s and BNJ’s Declaration of Trust each requires an amendment to the Fund’s declaration of trust or charter. The amendment requires the favorable vote a majority of the Board Members then in office followed by the favorable vote of the holders of not less than 75% of the shares of each affected class or series outstanding, voting as separate classes or series, unless such amendment has been approved by 80% of the Board Members, in which case approval by a 1940 Act Majority of such Fund’s shareholders is required. With respect to the Acquiring Fund, the Acquiring Fund’s Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to convert the Acquiring Fund to an open-end investment company, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the Acquiring Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Acquiring Fund entitled to vote thereon shall be required.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s Common Shares would cease to be listed on the NYSE or NYSE American, as applicable. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of BLJ and MYJ as of January 19, 2018 and the pro forma capitalization of the Combined Fund assuming only the BLJ Reorganization was consummated as of January 19, 2018; (ii) the capitalization of BNJ and MYJ as of January 19, 2018 and the pro forma capitalization of the Combined Fund assuming only the BNJ Reorganization was consummated as of January 19, 2018; and (iii) the capitalization of the Funds as of January 19, 2018 and the pro forma capitalization of the Combined Fund assuming all of the Reorganizations were consummated as of January 19, 2018.

i. Capitalization of BLJ and MYJ as of January 19, 2018 and pro forma capitalization of the Combined Fund assuming only the BLJ Reorganization is consummated (unaudited)

	Target Fund (BLJ)	Acquiring Fund (MYJ)	Adjustments		Pro Forma Combined Fund (BLJ into MYJ)
Net Assets Attributable to:
Common Shares(2)	$36,372,407	$228,075,966	$(223,000	)(2)	$264,225,373
VRDP Shares	18,700,000	102,200,000			120,900,000
Shares Outstanding
Common Shares	2,327,921	14,399,279	(45,676	)(3)	16,681,524
VRDP Shares	187	1,022			1,209	(4)
NAV per Common Share	$15.62	$15.84			$15.84
Liquidation Preference per VRDP Share	100,000	100,000			100,000

(1)	Based on the number of outstanding Common Shares as of January 19, 2018.

(2)

Reflects non-recurring aggregate estimated reorganization expenses of $223,000 attributable to BLJ. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

(3)	Reflects adjustments due to differences in per Common Share NAV.

(4)	Assumes no Target Fund VRDP Holders exercise their appraisal rights.

ii. Capitalization of BNJ and MYJ as of January 19, 2018 and pro forma capitalization of the Combined Fund assuming only the BNJ Reorganization is consummated (unaudited)

	Target Fund (BNJ)	Acquiring Fund (MYJ)	Adjustments		Pro Forma Combined Fund (BNJ into MYJ)
Net Assets Attributable to:
Common Shares(1)	$118,193,532	$228,075,966	$(263,000	)(2)	$346,006,498
VRDP Shares	N/A	102,200,000	59,100,000	(3)	161,300,000
VMTP Shares	59,100,000	N/A	(59,100,000	)(3)	—
Shares Outstanding
Common Shares	7,675,428	14,399,279	(230,040	)(4)	21,844,667
VRDP Shares	N/A	1,022	591	(3)	1,613
VMTP Shares	591	N/A	(591	)(3)	—
NAV per Common Share	$15.40	$15.84			$15.84
Liquidation Preference per VRDP Share	N/A	100,000			100,000
Liquidation Preference per VMTP Share	100,000	N/A			N/A

(1)	Based on the number of outstanding Common Shares as of January 19, 2018.

(2)

Reflects non-recurring aggregate estimated reorganization expenses of $263,000 attributable to BNJ. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund.

(3)	Reflects adjustments due to VMTP Shares refinancing to VRDP Shares.

(4)	Reflects adjustments due to differences in per Common Share NAV.

iii. Capitalization of each Fund as of January 19, 2018 and pro forma capitalization of the Combined Fund assuming all Reorganizations are consummated (unaudited)

	BLJ	BNJ	Acquiring Fund (MYJ)	Adjustments		Pro Forma Combined Fund (BLJ and BNJ into MYJ)
Net Assets Attributable to:
Common Shares(1)	$36,372,407	$118,193,352	$228,075,966	$(486,000	)(2)	$382,155,905
VRDP Shares	18,700,000	N/A	102,200,000	59,100,000	(3)	180,000,000
VMTP Shares	N/A	59,100,000	N/A	(59,100,000	)(3)	—
Shares Outstanding
Common Shares	2,327,921	7,675,428	14,399,279	(275,716	)(4)	24,126,912
VRDP Shares	187	N/A	1,022	591	(3)	1,800	(5)
VMTP Shares	N/A	591	N/A	(591	)(3)	—
NAV per Common Share	$15.62	$15.40	$15.84			$15.84
Liquidation Preference per VRDP Share	100,000	N/A	100,000			100,000
Liquidation Preference per VMTP Share	N/A	100,000	N/A			N/A

(1)	Based on the number of outstanding Common Shares as of January 19, 2018.

(2)

Reflects non-recurring aggregate estimated reorganization expenses of $486,000, of which $223,000 was attributable to BLJ, and $263,000 was attributable to BNJ. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund.

(3)	Reflects adjustments due to VMTP Shares refinancing to VRDP Shares.

(4)	Reflects adjustments due to differences in per Common Share NAV.

(5)	Assumes no Target Fund VRDP Holders exercise their appraisal rights.

VOTING RIGHTS

Voting rights are identical for the holders of each Fund’s Common Shares. Holders of each Fund’s Common Shares are entitled to one vote for each Common Share held by them. Holders of each Fund’s preferred shares are entitled to one vote for each preferred share held by them. Each Fund’s Common Shares and preferred shares do not have cumulative voting rights.

APPRAISAL RIGHTS

Shareholders of BLJ and BNJ do not have appraisal rights for their respective common or preferred shares because the Funds are each organized as Delaware statutory trusts and the Funds’ respective declarations of trust do not provide for appraisal rights. Under Maryland law, stockholders of an investment company whose shares are traded publicly on a national securities exchange, such as Common Shares of the Acquiring Fund, are not entitled to demand the fair value of their shares in connection with a reorganization.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a general summary of the U.S. federal income tax consequences of the Reorganizations to the U.S holders of BLJ or BNJ Common Shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold Common Shares of BLJ and BNJ as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganizations that each Fund receives an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of each Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganizations will be consummated in accordance with each Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganizations can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Reorganizations.

•

No gain or loss will be recognized by a shareholder of BLJ and BNJ who exchanges, as the case may be, all of its Common Shares solely for Acquiring Fund Common Shares or all of its BLJ or BNJ VRDP Shares solely for Acquiring Fund VRDP Shares pursuant to the Reorganizations (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund Common Shares received by a shareholder of BLJ or BNJ pursuant to the Reorganizations will be the same as the aggregate tax basis of the shareholder’s BLJ or BNJ Common Shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

•

The holding period of Acquiring Fund Common Shares received by a shareholder of BLJ and BNJ pursuant to the Reorganizations will include the holding period of the shareholder’s Common Shares surrendered in exchange therefor.

•

A shareholder of BLJ and BNJ that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with the Reorganizations will be treated as having received cash in exchange for such fractional Acquiring Fund Common Share. A BLJ or BNJ shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and BLJ or BNJ shareholder’s tax basis in BLJ or BNJ Common Shares allocable to the fractional Acquiring Fund Common Share. The capital gain or loss will be a long-term capital gain or loss if BLJ or BNJ shareholder’s holding period for BLJ or BNJ Common Shares is more than one year as of the date the Reorganizations are consummated.

•

The Acquiring Fund’s tax basis in BLJ’s and BNJ’s assets received by the Acquiring Fund pursuant to the Reorganizations will, in each instance, equal the tax basis of such assets in the hands of BLJ and BNJ immediately prior to the Closing Date, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by BLJ and BNJ.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganizations other than in the ordinary course of business. If, however, assets of BLJ and BNJ were to be sold in connection with the Reorganizations, or if such assets were required to be marked to market as a result of the termination of BLJ’s and BNJ’s taxable year or as a result of the transfer of certain assets in the Reorganizations, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and BLJ’s and BNJ’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to BLJ or BNJ shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Reorganizations, and such distributions will be taxable to BLJ or BNJ shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s (i) investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, (ii) net capital gains, if any, through the Closing Date, and (iii) net tax-exempt interest income, if any, through the Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of BLJ and BNJ, which are expected to be subject to tax loss limitation rules because BLJ and BNJ will undergo an “ownership change” for U.S. federal income tax purposes. Because BLJ and BNJ will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of BLJ and BNJ that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of BLJ or BNJ, with certain adjustments, immediately prior to the Reorganizations and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to BLJ or BNJ may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of BLJ’s or BNJ’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganizations. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (subject to change based on actual operating results after the date hereof):

Capital Loss Amount

Expiration	BLJ	BNJ	Acquiring Fund (MYJ)
2018	—	$842,367	—
2019	—	27,464	—
No expiration date	$348,945	1,034,744	$2,764,930

Due to the operation of these tax loss limitation rules, it is possible that shareholders of BLJ or BNJ or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of BLJ or BNJ whose losses are subject to the loss limitation rules would depend on many variables, including BLJ’s or BNJ’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganizations, BLJ or BNJ would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganizations occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganizations were to occur, and the timing of a historic BLJ or BNJ shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganizations, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

VOTING INFORMATION AND REQUIREMENTS

Record Date

The Funds’ have fixed the close of business on January 29, 2018 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting. For each of BLJ and BNJ, a list of shareholders of record as of the Record Date will be available at the offices of such Funds, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by such Fund’s shareholders during regular business hours beginning ten days prior to the date of the Special Meeting.

As of the Record Date, the Funds had the following number of Common Shares and preferred shares outstanding:

Title of Class	BLJ	BNJ	Acquiring Fund (MYJ)
Common Shares	2,327,921	7,675,428	14,399,279
VRDP Shares	187	—	1,022
VMTP Shares	—	591	—

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 40 East 52nd Street, New York, New York 10022, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For BLJ and BNJ, the holders of a majority of the shares entitled to vote on any matter at the Special Meeting present in person or by proxy shall constitute a quorum at such Special Meeting of the shareholders for purposes of conducting business on such matter. For the Acquiring Fund, the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum to conduct business at the Special Meeting, except with respect to any matter which requires approval by a separate vote of one or more classes or series of shares, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum to conduct business at the Special Meeting. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the Special Meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-2 before the Special Meeting. Proposals 1-2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

Common shareholders of BLJ are being asked to consider Proposal 1(A) below. With respect to Proposal 1(A), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

Common shareholders of BNJ are being asked to consider Proposal 1(C) below. With respect to Proposal 1(C), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

Common shareholders of the Acquiring Fund are being asked to consider Proposals 2(A) and 2(B) below. With respect to Proposals 2(A) and 2(B), abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposal and broker non-votes will not have any effect on the result of the vote.

Voting Requirement for Proposal 1: The Reorganizations of the Funds

Proposals	Required Approval of Shareholders
Proposal 1(A): The common shareholders and VRDP Holders of BLJ are being asked to vote as a single class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and BLJ’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware law.	1940 Act Majority

Proposal 1(C): The common shareholders and VMTP Holders of BNJ are being asked to vote as a single class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and BNJ’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware law.	1940 Act Majority

Voting Requirement for Proposal 2: The Issuance of Acquiring Fund Common Shares

Proposals	Required Approval of Shareholders
Proposal 2(A): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Acquiring Fund Common Shares in connection with the BLJ Reorganization.	Majority of the Votes Cast

Proposal 2(B): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Acquiring Fund Common Shares in connection with the BNJ Reorganization.	Majority of the Votes Cast

SHAREHOLDER INFORMATION

Unless otherwise indicated, the information set forth below is as of January 19, 2018. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding Common Shares, except as set forth below.

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
BLJ	Citibank, N.A.(1)	399 Park Avenue New York, New York 10022	—	—	187 VRDP Shares	100%

BLJ	First Trust Portfolios, L.P.(2)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	142,846	6.14%	—	—

BNJ	Wells Fargo & Company(3)	420 Montgomery Street, San Francisco, CA 94163	—	—	591 VMTP Shares	100%

BNJ	First Trust Portfolios, L.P.(2)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	480,698	6.26%	—	—

Acquiring Fund (MYJ)	Citibank, N.A.(1)	399 Park Avenue New York, New York 10022	—	—	1,022 VRDP Shares	100%

†	The information contained in this table is based on Schedule 13D/13G filings made on or before January 31, 2018.

(1)	Citibank, N.A., Citicorp and Citigroup, Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(2)	First Trust Portfolios, L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate their holdings as to each entity.

(3)

Wells Fargo & Company filed a Schedule 13G on behalf of the following subsidiaries: Wells Fargo Bank, National Association. According to the Schedule 13G, aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported on the Schedule 13G by a subsidiary.

As of January 19, 2018 the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding Common Shares of each such Fund and none of the outstanding VRDP Shares or VMTP Shares of each such Fund.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of BLJ and BNJ were filed with the SEC on October 29, 2010 on Form 8-K and the bylaws of the Acquiring Fund were filed with the SEC on September 10, 2010 on Form 8-K. Shareholders may obtain copies of such documents as described on pages v-vi of this Joint Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 40 East 52nd Street, New York, New York 10022.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about February 9, 2018. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Investment Advisor and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. The Funds and the Investment Advisor have retained Georgeson, LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. The cost of Georgeson LLC’s services in connection with the proxy is anticipated to be approximately $12,735, $27,869 and $31,862 for BLJ, BNJ and the Acquiring Fund, respectively.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganizations will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds. Certain legal matters concerning the issuance of Acquiring Fund Shares will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Acquiring Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley Street, Boston, MA 02116.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Investment Advisor and certain officers of the Investment Advisor (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Board Members, executive officers, ten percent holders, the Investment Advisor and certain officers of the Investment Advisor met all such applicable SEC filing requirements for the Funds’ most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements.

OTHER MATTERS WITH RESPECT TO THE MEETING

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of their Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO of their respective Fund 40 East 52nd Street, New York, NY 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

ADJOURNMENTS AND POSTPONEMENTS

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. The PNC Financial Services Group, Inc. (“PNC”) is BlackRock’s largest stockholder and is an affiliate of BlackRock for 1940 Act purposes.

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

John M. Perlowski

President and Chief Executive Officer

BlackRock MuniYield New Jersey Fund, Inc.

BlackRock New Jersey Municipal Bond Trust

BlackRock New Jersey Municipal Income Trust

February 9, 2018

STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

Dated February 9, 2018

This Statement of Additional Information is available to the common shareholders of BlackRock New Jersey Municipal Bond Trust (NYSE American: BLJ) (“BLJ”) and BlackRock New Jersey Municipal Income Trust (NYSE: BNJ) (“BNJ”) in connection with the Reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of each of BLJ and BNJ into BlackRock MuniYield New Jersey Fund, Inc. (NYSE: MYJ) (“MYJ” or the “Acquiring Fund,” and together with BLJ and BNJ, the “Funds,” and each, a “Fund”), whereby the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BLJ and BNJ in exchange solely for newly issued shares of the Acquiring Fund’s common shares of beneficial interest or shares of common stock, par value $0.10 per share (“Common Shares”) and Variable Rate Demand Preferred Shares, par value $0.10 per share and with a liquidation preference of $100,000 per share (“VRDP Shares” and together with the Common Shares, the “Shares”) (plus any accumulated and unpaid dividends that have accrued on the BLJ and BNJ VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to such Closing Date), in the form of book entry interests. The Acquiring Fund will list the newly issued Common Shares on the New York Stock Exchange (“NYSE”). BLJ and BNJ will then distribute the newly issued Acquiring Fund Common Shares and Acquiring Fund VRDP Shares to BLJ and BNJ common shareholders (although cash may be distributed in lieu of fractional Common Shares) and holders of VRDP Shares (“VRDP Holders”) of BLJ and BNJ, respectively, and then terminate their registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with their respective Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in the Joint Proxy Statement/Prospectus.

The aggregate net asset value (“NAV”) (not the market value) of the Acquiring Fund Common Shares received by the common shareholders of BLJ and BNJ in the Reorganizations will equal the aggregate NAV (not the market value) of the BLJ or BNJ Common Shares held by such common shareholders immediately prior to the Closing Date, less the costs of the Reorganizations (although BLJ and BNJ common shareholders may receive cash for their fractional Common Shares). The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund. If the BNJ Reorganization Agreement is approved, prior to the Closing Date, it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund’s VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares (the “VMTP Refinancing”). Following the completion of the VMTP Refinancing, in connection with the Reorganizations, each outstanding VRDP Share of BLJ and BNJ will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the BLJ VRDP Shares have a mandatory redemption date of July 1, 2042, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding. A copy of a form of the Agreement and Plan of Reorganization that will be entered into between each of BLJ and BNJ with the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated February 9, 2018 relating to the Reorganizations. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Funds at 1 University Square Drive, Princeton, New Jersey 08540-6455, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

ADDITIONAL RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Acquiring Fund’s risk factors that are described in the Joint Proxy Statement/Prospectus.

Risk Factors in Strategic Transactions and Derivatives. The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, leverage risk, liquidity risk, correlation risk and index risk as described below:

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Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in over-the-counter (“OTC”) markets often are not guaranteed by an Exchange (as defined herein) or clearing corporation and often do not require payment of margin, and to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Acquiring Fund to potential losses that exceed the amount originally invested by the Acquiring Fund. When the Acquiring Fund engages in such a transaction, the Acquiring Fund will deposit in a segregated account, or earmark on its books and records, liquid assets with a value at least equal to the Acquiring Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Acquiring Fund’s exposure to loss.

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Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Acquiring Fund would like or at the price that the Acquiring Fund as seller believes the security is currently worth. There can be no assurances that, at any specific time, either a liquid secondary market will exist for a derivative or the Acquiring Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

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Index Risk—If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Acquiring Fund paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Volatility Risk—the risk that the Acquiring Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Acquiring Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. BlackRock Advisors, LLC (the “Investment Advisor”) may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

When engaging in a hedging transaction, the Acquiring Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to a risk of loss. The Acquiring Fund may also determine not to hedge against a particular risk because they do not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk. It may not be possible for the Acquiring Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Acquiring Fund from the decline in value of the portfolio positions anticipated as a result of such change. The Acquiring Fund may also be restricted in its ability to effectively manage the portion of their assets that are segregated to cover their obligations. In addition, it may not be possible to hedge at all against certain risks.

If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Acquiring Fund.

The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurances that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Office of the Comptroller of the Currency (“OCC”) may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC, as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Investment Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Acquiring Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Acquiring Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurances, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with which the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act” and Title VII thereof, the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the Commodity Futures Trading Commission (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Acquiring Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Acquiring Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Acquiring Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Acquiring Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Investment Advisor may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Acquiring Fund. In either scenario, the Investment Advisor and/or the Acquiring Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Additionally, the Regulators (except for the SEC) have recently finalized regulations that would require swap dealers to collect from, and post to, the Acquiring Fund variation margin (and initial margin, if the Acquiring Fund exceeds a specified exposure threshold) for uncleared derivatives transactions. United States federal banking regulators have also finalized regulations that would impose upon swap dealers new capital requirements. The Commodity Futures Trading Commission and SEC have each proposed, but not yet adopted, capital requirements for swap dealers, and the SEC is still in the process of finalizing its proposed uncleared margin rules. As uncleared margin and capital requirements have been and continue to be finalized and implemented, such requirements may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Advisor cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund. Changing approaches to regulation may have a negative impact on the securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurances that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Investment Advisor expects. Whether the Acquiring Fund achieves its investment objective may depend on, among other things, whether the Investment Advisor correctly forecasts market reactions to this and other legislation. In the event the Investment Advisor incorrectly forecasts market reaction, the Acquiring Fund may not achieve its investment objective.

Regulation as a “Commodity Pool.” The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Failure of Futures Commission Merchants and Clearing Organizations. The Acquiring Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s clearing broker. In addition, the assets of the Acquiring Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Acquiring Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

MANAGEMENT OF THE FUNDS

The Board of Trustees or Board of Directors and Officers

The Board of Trustees or Board of Directors, as applicable (the “Board”), of each Fund currently consists of ten individuals (each, a “Board Member”), nine of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the

Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each such complex a “BlackRock Fund Complex”). Each Fund is included in the Closed-End Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Independent Board Members(2)
Richard E. Cavanagh 1946	Chair of the Board and Board Member	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Karen P. Robards 1950	Vice Chair of the Board	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Board Member	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None

Cynthia L. Egan 1955	Board Member	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Frank J. Fabozzi 1948	Board Member	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None

R. Glenn Hubbard 1958	Board Member	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 1951	Board Member	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None

Catherine A. Lynch 1961	Board Member	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Interested Board Members(6)

Barbara G. Novick 1960	Board Member	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None

John M. Perlowski 1964	Board Member, President and Chief Executive Officer	Board Member since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(1)	The address of each Board Member is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(2)	Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.

(3)	Date shown is the earliest date a person has served for the Funds covered by this Joint Proxy Statement/Prospectus. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Board in 2007, each Board Member first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(4)	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-Advised Funds. The Closed-End Complex is comprised of 74 RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(5)	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

(6)

Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.

Experience, Qualifications and Skills of the Board Members

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ Investment Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of Board Members that support the conclusion that they should serve on the Boards.

Board Members	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service. Mr. Cavanagh’s independence from the Funds and the Investment Advisor enhances his service as Chair of the Boards and Chair of the Executive Committee and as a member of the Governance and Nominating Committee (the “Governance Committee”), Compliance Committee and Performance Oversight Committee.

Karen P. Robards	The Boards benefit from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior

Board Members	Experience, Qualifications and Skills
position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience as a director of publicly held and private companies allows her to provide the Boards with insight into the management and governance practices of other companies. Ms. Robards’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as Chair of each Fund’s Audit Committee. Ms. Robards’s independence from the Funds and the Investment Advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee and Governance Committee.

Michael J. Castellano	The Boards benefit from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Castellano’s independence from the Funds and the Investment Advisor enhances his service as a member of the Governance Committee and Performance Oversight Committee.

Cynthia L. Egan	Ms. Egan brings to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company. Ms. Egan’s independence from the Funds and the Investment Advisor enhances her service as a member of the Funds’ Compliance Committee, Performance Oversight Committee and Governance Committee.

Frank J. Fabozzi	Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured

Board Members	Experience, Qualifications and Skills
finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Investment Advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Investment Advisor enhances his service as Chair of the Governance Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester	The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Boards a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Kester’s independence from the Funds and the Investment Advisor enhances his service as a member of the Governance Committee and Performance Oversight Committee.

Catherine A. Lynch	Ms. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Boards by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as a member of each Fund’s Audit Committee. Ms. Lynch’s independence from the Funds and the Investment Advisor enhances her service as a member of the Performance Oversight Committee and Governance Committee.

Board Members	Experience, Qualifications and Skills
Barbara G. Novick	Ms. Novick has extensive experience in the financial services industry, including more than 27 years with BlackRock. Ms. Novick currently is a member of BlackRock’s Global Executive, Global Operating and Corporate Risk Management Committees and chairs BlackRock’s Government Relations Steering Committee. For the first twenty years at BlackRock, Ms. Novick oversaw global business development, marketing and client service across equity, fixed income, liquidity, alternative investment and real estate products, and in her current role, heads BlackRock’s efforts globally on government relations and public policy. Prior to joining BlackRock, Ms. Novick was Vice President of the Mortgage Products Group at the First Boston Corporation and, prior to that, was with Morgan Stanley. The Boards benefit from Ms. Novick’s wealth of experience and long history with BlackRock and BlackRock’s management practices, investment strategies and products, which stretches back to BlackRock’s founding in 1988.

John M. Perlowski	Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Fund & Accounting Services since 2009, and as President and Chief Executive Officer of the Funds since 2011 provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Funds’ Executive Committee.

Board Leadership Structure and Oversight

The Boards consist of ten Board Members, nine of whom are Independent Board Members. The investment companies registered under the 1940 Act that are advised by the Investment Advisor are composed of the Closed-End Complex, two complexes of open-end funds and one complex of exchange-traded funds. The Funds are included in the Closed-End Complex. The Board Members also oversee the operations of other closed-end investment companies registered under the 1940 Act that are included in the Closed-End Complex as directors or trustees.

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are two different people. Not only is the Chair of the Boards an Independent Board Member, but the Chair of each Board committee (each, a “Committee”) is also an Independent Board Member. The Boards have five standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

Until March 1, 2016, the Board also had a Leverage Committee. The Leverage Committee was originally formed in March 2008 for the purpose of monitoring issues arising from credit market turmoil and overseeing efforts to address the effects of reduced auction market preferred shares or auction preferred shares (“AMPS”) liquidity on each fund in the Closed-End Complex using AMPS for leverage at the time. Since the Leverage Committee was established, the BlackRock-Advised Funds have redeemed all of the AMPS outstanding for the Closed-End Complex as of February 2008.

As a result of the reduction of AMPS across the Closed-End Complex, the Boards determined to suspend the Leverage Committee effective March 1, 2016. The Boards currently oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee of each Fund has authority to make any such authorizations or approvals that are required between regular meetings of the Boards.

The Funds do not have a compensation committee because their executive officers, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Committees may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular in-person meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements and, if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chair and Chief Executive Officer because they believe that an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides an independent spokesman for the Funds.

The Boards have engaged the Investment Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Investment Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Investment Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Investment Advisor or other service providers (depending on the nature of the risk), subject to the supervision by the Investment Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Investment Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Investment Advisor, and internal auditors for the Investment Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

During the calendar year 2017, the Board of each Fund met 7 times. During the most recent full fiscal year for each Fund, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	Number of Board Meetings
BlackRock New Jersey Municipal Bond Trust	BLJ	31-August	8
BlackRock New Jersey Municipal Income Trust	BNJ	31-July	8
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	31-July	8

No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Audit Committee. Each Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members and all of whom have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee. Each Board has a standing Governance Committee composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Cynthia L. Egan, Frank J. Fabozzi, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2018 annual shareholder meeting of a Fund is held within 25 days of July 25, 2018, the Fund must receive notice pertaining to the 2018 annual meeting of shareholders no earlier than Sunday, February 25, 2018 and no later than Tuesday, March 27, 2018. However, if a Fund holds its 2018 annual shareholder meeting on a date that is not within 25 days before or after July 25, 2018, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-laws for more details.

A copy of the Governance Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund has a Compliance Committee composed of Cynthia L. Egan (Chair), Richard E. Cavanagh and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.

Each Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee and Executive Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
BLJ	31-August	13	4	4	4	0
BNJ	31-July	13	4	4	4	0
Acquiring Fund (MYJ)	31-July	13	4	4	4	0

Compensation of the Board Members

Each Independent Board Member is paid an annual retainer of $280,000 per year for his or her services as a Board Member of all funds in the Closed-End Complex that are overseen by the respective director/trustee and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee are paid an additional annual retainer of $45,000, $30,000, $45,000 and $20,000, respectively. Each member of the Audit Committee and Compliance Committee is paid an additional annual retainer of $30,000 and $12,500, respectively, for his or her service on such committee. For the year ended December 31, 2016, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of approximately $58,887. Each Fund pays a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. Mr. Perlowski and Ms. Novick serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and the Investment Advisor.

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)(5)	Cynthia L. Egan(3)	Frank J. Fabozzi(2)(5)	Jerrold B. Harris(2)(8)	R. Glenn Hubbard(2)	W. Carl Kester(2)(5)	Catherine A. Lynch(4)	Karen P. Robards(2)(5)	Fund Total
BLJ	31-August	1,276	1,696	1,204	1,398	1,389	1,286	1,275	1,276	1,707	12,507
BNJ	31-July	1,137	1,503	1,072	1,241	1,237	1,146	1,131	1,137	1,516	11,120
Acquiring Fund (MYJ)	31-July	2,196	2,904	2,072	2,398	2,391	2,214	2,186	2,196	2,930	21,487
Total Compensation from Closed-End Complex(6)		310,000	421,250	219,192	344,167	337,500	312,500	314,167	258,333	419,271
Number of Registered Investment Companies (“RICs”) in Closed-End Complex Overseen by Board Member(7)		75	75	75	75	75	75	75	75	75

(1)	Information is for the Fund’s most recent fiscal year.

(2)	Total amount of deferred compensation payable by the Closed-End Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards is $538,695, $970,972, $720,726, $1,680,234, $1,725,235, $967,618 and $719,289, respectively, as of December 31, 2016.

(3)	Ms. Egan became an Independent Board Member on April 1, 2016. As of December 31, 2016, Ms. Egan did not participate in the deferred compensation plan.

(4)	Ms. Lynch became an Independent Board Member on March 1, 2016. As of December 31, 2016, Ms. Lynch did not participate in the deferred compensation plan.

(5)	Leverage Committee member. The Board determined to suspend the Leverage Committee, effective March 1, 2016.

(6)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2016. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Mr. Harris, Dr. Hubbard, Dr. Kester, and Ms. Robards deferred $93,000, $42,084, $0, $168,750, $156,250, $92,000, and $20,958 respectively, pursuant to the Closed-End Complex’s deferred compensation plan.

(7)	At the end of each Fund’s most recent fiscal year, the Closed-End Complex was comprised of 75 RICs. On August 21, 2017, BlackRock Defined Opportunity Credit Trust (“BHL”) filed an Application for Deregistration of Certain Registered Investment Companies on Form N-8F, evidencing its intention to terminate and dissolve as soon as possible. BHL made a final distribution of its remaining assets to shareholders of BHL on August 18, 2017. As of the date of this Joint Proxy Statement/Prospectus, the Closed-End Complex is comprised of 74 RICs.

(8)	Mr. Harris retired from the Board effective December 31, 2017.

Share Ownership

Information relating to each Board Member’s share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective director (“Supervised Funds”) as of January 19, 2018 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in BLJ	Aggregate Dollar Range of Common Shares in BNJ	Aggregate Dollar Range of Common Shares in the Acquiring Fund (MYJ)	Aggregate Dollar Range of Common Shares in Supervised Funds	Aggregate Dollar Range of Common Shares and Share Equivalents in Supervised Funds
Interested Board Members
John M. Perlowski	N/A	N/A	$10,001-$50,000	Over $100,000	Over $100,000
Barbara G. Novick	N/A	N/A	N/A	Over $100,000	Over $100,000

Independent Board Members
Michael J. Castellano	$1-$10,000	$10,001-50,000	$10,001-$50,000	Over $100,000	Over $100,000
Richard E. Cavanagh	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000	Over $100,000
Cynthia L. Egan	N/A	N/A	N/A	Over $100,000	Over $100,000
Frank J. Fabozzi	N/A	N/A	N/A	$10,001-$50,000	Over $100,000
R. Glenn Hubbard	N/A	N/A	N/A	Over $100,000	Over $100,000
W. Carl Kester	N/A	N/A	N/A	Over $100,000	Over $100,000
Catherine A. Lynch	N/A	N/A	N/A	$50,001-$100,000	Over $100,000
Karen P. Robards	N/A	N/A	N/A	Over $100,000	Over $100,000

As of January 19, 2018, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

Independent Board Member Ownership of Securities

As of January 19, 2018, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Investment Advisor, or an entity controlling, controlled by or under common control with the Investment Advisor (not including registered investment companies).

Information Pertaining to the Executive Officers

The executive officers of the Funds, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. With the exception of the CCO, executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO. The officers of the Funds serve at the pleasure of the Board Members.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 1964	Board Member, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Board Member since 2014; President and Chief Executive since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.

Jonathan Diorio 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.

Neal J. Andrews 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Janey Ahn 1975	Secretary	Annual; Since 2012	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.

(1)	The address of each executive officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

Indemnification of Board Members and Officers

The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Board Members with respect to any matter as to which Board Members did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

The funds in the Closed-End Complex, including the Funds, have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund’s governing documents to Board Members who leave that Fund’s Board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a Fund’s governing documents once a director retires from a Board; and (iii) in the case of Board Members who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such Fund continues to indemnify the director for claims arising out of his or her past service to that Fund.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreements

The Investment Management Agreement between each Fund and the Investment Advisor was approved by such Fund’s Board, including a majority of the Independent Board Members. Certain administrative services are also provided to each Fund by the Investment Advisor pursuant to such Fund’s Investment Management Agreement. The Investment Advisor and its affiliates provide each Fund with administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information (if applicable) in connection with public offerings and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of such Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as a merger or consolidation; and (ix) performing other administrative functions necessary for the operation of such Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services.

The Investment Management Agreement of each Fund is in effect for a one year term ending June 30, 2018 and will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of such Fund’s Board or the vote of a majority of the securities of such Fund at the time outstanding and entitled to vote (as such term is defined in the

1940 Act) and (2) by the vote of a majority of the Independent Board Members of such Fund, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement of each Fund may be terminated at any time, without the payment of any penalty, by such Fund (upon the vote of a majority of such Fund’s Board or a majority of the outstanding voting securities of such Fund) or by the Investment Advisor, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement of each Fund will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

The Investment Management Agreement of each Fund provides that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by such Fund in connection with the performance of such Fund’s Investment Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor’s part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the Investment Management Agreement. The Investment Management Agreement of each Fund also provides for indemnification by such Fund of the Investment Advisor, its Board Members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to such Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to such Fund. However, the services of the Investment Advisor are not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

In addition to the fees paid to the Investment Advisor, each Fund pays all other costs and expenses of its respective operations, including compensation of its Board Members (other than those affiliated with the Investment Advisor), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Advisory Fees Paid to the Investment Advisor

BlackRock Advisors, LLC acts as the investment adviser for each Fund. The tables below set forth information about the total advisory fees paid by each Fund to the Investment Advisor and any amounts waived by the Investment Advisor with respect to each Fund during each Fund’s previous three fiscal years.

BLJ
For the Period/Fiscal Year Ended	Paid to the Investment Advisor	Waived by the Investment Advisor
August 31, 2017	$389,188	$230
August 31, 2016	$396,312	$212
August 31, 2015	$395,341	$659

BNJ
For the Period/Fiscal Year Ended	Paid to the Investment Advisor	Waived by the Investment Advisor
July 31, 2017	$1,172,012	$749
July 31, 2016	$1,187,107	$250
July 31, 2015	$1,189,472	$1,035

Acquiring Fund (MYJ)
For the Period/Fiscal Year Ended	Paid to the Investment Advisor	Waived by the Investment Advisor
July 31, 2017	$1,858,225	$1,578
July 31, 2016	$1,876,549	$627
July 31, 2015	$1,877,849	$1,683

Administrative Services Provider

State Street Bank and Trust Company provides certain administration and accounting services to each Fund pursuant to an Administrative Services Agreement. The following table sets forth the amounts paid by each Fund to State Street Bank and Trust Company during each Fund’s previous three fiscal years.

Administrative Fees Paid
For the Period/Fiscal Year Ended	BLJ
August 31, 2017	$12,786
August 31, 2016	$11,272
August 31, 2015	$12,201

Administrative Fees Paid
For the Period/Fiscal Year Ended	BNJ
July 31, 2017	$36,024
July 31, 2016	$32,868
July 31, 2015	$35,239

Administrative Fees Paid
For the Period/Fiscal Year Ended	Acquiring Fund (MYJ)
July 31, 2017	$59,866
July 31, 2016	$53,165
July 31, 2015	$57,704

PORTFOLIO MANAGER INFORMATION

Other Accounts Managed by the Portfolio Managers

The tables below set forth information about the other accounts managed by each Fund’s portfolio managers as of each Fund’s most recent fiscal year end (August 31, 2017 for BLJ and July 31, 2017 for BNJ and the Acquiring Fund).

BLJ:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	18	0	0	0	0	0
	$6.14 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr., CFA	34	0	0	0	0	0
	$28.04 Billion	$0	$0	$0	$0	$0

BNJ:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	18	0	0	0	0	0
	$6.00 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr., CFA	38	0	0	0	0	0
	$27.97 Billion	$0	$0	$0	$0	$0

The Acquiring Fund (MYJ):

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	18	0	0	0	0	0
	$5.89 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr., CFA	38	0	0	0	0	0
	$27.86 Billion	$0	$0	$0	$0	$0

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of each Fund’s most recent fiscal year end (August 31, 2017 for BLJ and July 31, 2017 for BNJ and the Acquiring Fund).

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Securities Ownership of Portfolio Managers as of each Fund’s most recent fiscal year end

(August 31, 2017 for BLJ and July 31, 2017 for BNJ and the Acquiring Fund)

Portfolio Manager	Dollar Range of Equity Securities of BLJ Beneficially Owned	Dollar Range of Equity Securities of BNJ Beneficially Owned	Dollar Range of Equity Securities of the Acquiring Fund (MYJ) Beneficially Owned
Phillip Soccio, CFA	None	None	None
Theodore R. Jaeckel, Jr., CFA	None	None	None

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to policies established by the Board, BlackRock is primarily responsible for the execution of each Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, the Funds do not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including the Funds. In return for such services, BlackRock may cause the Funds to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, the Investment Advisor seeks to obtain the best price and most favorable execution for each Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

The securities in which the Funds invest are traded primarily in the OTC market. Each Fund intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Funds and persons who are affiliated with such affiliated persons are prohibited from dealing with the Funds as principals in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Funds may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

OTC issues, including most fixed income securities such as municipal bonds, corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

The Investment Advisor may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Advisor. The Investment Advisor believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. The Investment Advisor will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). The Investment Advisor regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services the Investment Advisor views as impactful to its trading results.

The Investment Advisor may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to the Investment Advisor by the broker-dealer) and execution or brokerage services within applicable rules and the Investment Advisor’s policies to the extent that such permitted services do not compromise the Investment Advisor’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which the Investment Advisor might pay with fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Funds or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by investment company management personnel, or personnel principally responsible for the Investment Advisor’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Funds to the Investment Advisor are not reduced as a result of the Investment Advisor’s receipt of research services. In some cases, the Investment Advisor may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs the Investment Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Advisor faces a potential conflict of interest, but the Investment Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Funds will be made in accordance with Rule 17e-1 under the 1940 Act.

From time to time, Funds may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Investment Advisor with research services. The Financial Industry Regulatory Authority, Inc. has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Investment Advisor does not consider sales of shares of the investment companies it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds; however, whether or not a particular broker or dealer sells shares of the investment companies advised by the Investment Advisor neither qualifies nor disqualifies such broker or dealer to execute transactions for those investment companies.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Investment Advisor may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Funds prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Funds’ respective anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Funds would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Funds and for other investment accounts managed by the Investment Advisor are made independently of each other in light of differing conditions. The Investment Advisor allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by the Investment Advisor’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to the Investment Advisor, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to the Investment Advisor or to induce future services or benefits to be rendered to the Investment Advisor, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in the Funds receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When the Investment Advisor is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to the Investment Advisor’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by the Investment Advisor to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, the Investment Advisor may buy and sell the same securities at the same time for different clients based on the particular investment objectives, guidelines and strategies of those accounts. For example, the Investment Advisor may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of the Investment Advisor or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by the Investment Advisor on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other clients of the Investment Advisor that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which the Investment Advisor or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, the Investment Advisor may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by the Investment Advisor on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Investment Advisor and PNC or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to the Investment Advisor, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

It is not the Funds’ policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Funds may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Information about the brokerage commissions paid by each Fund and information about the brokerage commissions paid to affiliates by each Fund during each Fund’s previous three fiscal years is set forth in the following table:

BLJ
For the Period/Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates
August 31, 2017	$604.24	$0
August 31, 2016	$422.75	$0
August 31, 2015	$560.05	$0

BNJ
For the Period/Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates
July 31, 2017	$1,729.52	$0
July 31, 2016	$1,364.95	$0
July 31, 2015	$1,643.15	$0

Acquiring Fund (MYJ)
For the Period/Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates
July 31, 2017	$3,363.73	$0
July 31, 2016	$2,516.60	$0
July 31, 2015	$2,943.55	$0

Each Fund paid no brokerage commissions to affiliated broker-dealers during the three most recent fiscal years.

Each Fund paid no security lending agent fees to the security lending agent during its previous three fiscal years.

The Acquiring Fund held no securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the fiscal year ended July 31, 2017. BLJ and BNJ held no securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the fiscal year ended August 31, 2017 and July  31, 2017, respectively.

CONFLICTS OF INTEREST

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of the Investment Advisor. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of the Investment Advisor, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to a Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC, and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing a Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies, and instruments as a Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund may invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund may invest, which could have an adverse impact on such Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by such Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in such Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or such Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by such Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on such Fund. As a result, prices, availability, liquidity and terms of a Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for a Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of any Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing a Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that such Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of a Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to a Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to a Fund or its shareholders will be required, and no fees or other compensation payable by a Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to a Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on a Fund. A Fund will be required to establish business relationships with its counterparties based on a Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that a Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating a Fund’s creditworthiness.

Under a securities lending program approved by a Fund’s Board, a Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for a Fund to the extent that such Fund participates in the securities lending program. For these services, the lending agent may receive a fee from such Fund, including a fee based on the returns earned on such Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Fund may lend its portfolio securities under the securities lending program.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or concern cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and a Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of a Fund. In addition, under certain circumstances, a Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, a Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing a Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to a Fund based on the amount of brokerage commissions paid by such Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to a Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including a Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including a Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Other Information—Proxy Voting Policy.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing such Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce such Fund’s expense ratio.

It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-Advised Funds or other clients have an investment.

BlackRock and Ace Limited (“ACE”), a public company whose securities are held by BlackRock-Advised Funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock will also have a less than 1/2 of 1% ownership interest in Re Co. BlackRock will manage the investment portfolio of Re Co, which will be held in a wholly-owned subsidiary. Re Co will participate as a reinsurer with reinsurance contracts underwritten by subsidiaries of ACE. An independent director of certain BlackRock-Advised Funds also serves as an independent director of ACE and has no interest or involvement in the Re Co transaction.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of a Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of a Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to a Fund or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of a Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to such Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where a Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

When market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in such Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that any Fund will be adversely affected by this personal trading, a Fund and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund’s portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, any Fund, except that a Fund may, in accordance with rules adopted under the 1940 Act, engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to a Fund and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock has determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or such Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, a Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, a Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer. The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of a Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, and to comply with certain provisions of the 1940 Act that prohibit affiliated transactions, there may be limits on the aggregate amount of investment by Affiliates that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including a Fund) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including a Fund), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage a Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as authorized participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of a Fund. This is because the custody arrangements with such Fund’s custodian may have the effect of reducing custody fees when the Fund leaves cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including the Investment Advisor, in addition to those described in this section, may give rise to additional conflicts of interest.

OTHER INFORMATION

Code of Ethics

Each Fund and the Investment Advisor has adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by a Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

The Board of each Fund has delegated the voting of proxies for its Fund’s securities to the Investment Advisor pursuant to the Investment Advisor’s proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Funds and their shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Investment Advisor, or any affiliated person of such Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor’s clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor’s Portfolio Management Group and/or the Investment Advisor’s Legal & Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is included as Appendix D to this Statement of Additional Information. Information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2017 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR/A on October 10, 2017.

The financial statements of BNJ for the fiscal year ended July 31, 2017 are incorporated by reference herein to BNJ’s annual report filed on Form N-CSR/A on October 10, 2017.

The financial statements of BLJ for the fiscal year ended August 31, 2017 are incorporated by reference herein to BLJ’s annual report filed on Form N-CSR on November 3, 2017.

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of each Reorganization is contingent upon certain conditions being satisfied, including that shareholders of each Target Fund must approve the Agreement and Plan of Reorganization between the respective Target Fund and the Acquiring Fund and that shareholders of the Acquiring Fund must approve the issuance of additional Acquiring Fund Common Shares in connection with each Reorganization. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of July 31, 2017.

The unaudited pro forma information provided herein should be read in conjunction with the Annual Reports of BNJ and MYJ, each dated July 31, 2017, and the Annual Report of BLJ, dated August 31, 2017, all of which are on file with the SEC and are available at no charge. Further information on obtaining Annual Reports may be found on page (v) of this Joint Proxy Statement/Prospectus.

The Reorganizations are intended to consolidate the Target Funds with a similar fund advised by the Investment Advisor.

The Funds have the same investment adviser, transfer agent, accounting services agent and custodian. Each of such service providers has entered into an agreement with each Fund, which governs the provision of services to that Fund. Such agreements contain the same terms with respect to each Fund except for the Investment Management Agreement. Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily Net Assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares). If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time.

The unaudited pro forma information set forth below as of July 31, 2017 is intended to present supplemental data as if the Reorganizations had been consummated on July 31, 2017.

As of July 31, 2017, the net assets of (i) BLJ were $36,427,531, (ii) BNJ were $118,018,582 and (iii) the Acquiring Fund were $228,284,453. The net assets of the Combined Fund as of July 31, 2017 would have been $378,186,155 on a pro forma basis. In the Reorganizations, the outstanding common shares of each Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Common Shares”). The aggregate net asset value (not the market value) of Acquiring Fund Common Shares received by the shareholders of the Target Fund in a Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization and the distribution of undistributed net investment income, as applicable (although shareholders may receive cash for their fractional common shares). The amount of increased common shares of 9,766,987 was calculated based on net asset value of the Acquiring Fund Common Shares of $15.67 in exchange for common shares of each Target Fund.

Each Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the respective Target Fund will continue to operate as a standalone Delaware statutory trust and the Acquiring Fund will continue to operate as a standalone Maryland corporation. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Reorganization was not consummated.

If the BNJ Reorganization Agreement is approved, prior to the BNJ Reorganization, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Upon the closing of the Reorganization, the Target Funds VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganizations. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially identical to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganizations, with the only significant difference being the mandatory redemption date of each Fund’s VRDP Shares as follows:

VRDP Shares Redemption Date
Target Fund (BLJ)	Target Fund (BNJ)	Acquiring Fund (MYJ)
7/01/42	(1)	5/01/41

(1)	The redemption date of BNJ VRDP Shares will be 30-years after the completion of the VMTP Share refinancing and issuance of VRDP Shares.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are, or in the case of BNJ, will be, substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of each Fund’s VRDP Shares is difference in mandatory redemption dates as noted above. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments.

The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. BLJ and the Acquiring Fund’s VRDP Shares are currently in a one year special rate period that will end on June 20, 2018. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

The unaudited pro forma information set forth below for the period ended July 31, 2017 is intended to present ratios and supplemental data as if each Reorganization had been consummated at August 1, 2016.

On a pro forma basis for the twelve months ended July 31, 2017, the proposed Reorganizations would result in a decrease of $285,310 in the investment advisory fees charged, a decrease in other operating expenses (including custody, legal, accounting and audit fees) of $222,371 and an increase in investment advisory fee waivers of $62,697 on a pro forma basis for the twelve months ended July 31, 2017.

The total annual portfolio operating expenses (including interest expenses) for BLJ was 2.46% and BNJ was 2.21% as of July 31, 2017. The Acquiring Fund’s total annual portfolio operating expenses (including interest expenses) was 1.93% as of July 31, 2017. Assuming each Reorganization is consummated, the Combined Fund’s pro forma net annual portfolio operating expenses (including interest expenses and the voluntary fee waiver) are expected to be 1.92%.

The total annual portfolio operating expenses (excluding interest expenses) for BLJ was 1.43% and BNJ was 1.16% as of July 31, 2017. The Acquiring Fund’s total annual portfolio operating expenses (excluding interest expenses) was 0.93% as of July 31, 2017. Assuming each Reorganization is consummated, the Combined Fund’s pro forma net annual portfolio operating expenses (excluding interest expenses and including the voluntary fee waiver) are expected to be 0.90%.

No significant accounting policies will change as a result of the proposed Reorganizations, specifically, policies regarding valuation and Subchapter M compliance. As of July 31, 2017, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of a Target Fund acquired in the Reorganizations other than in the ordinary course of business.

Each Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by each Target Fund or its shareholders as a result of the Reorganizations. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of each Target Fund will be the same as the aggregate tax basis the shareholders of each Target Fund held in its shares of the Target Fund immediately before the Reorganizations.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganizations.

Cost of Reorganization: Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the stockholder meetings, will be borne directly by the respective Fund incurring the expense, except that the Investment Advisor has agreed to bear all of the Acquiring Fund’s costs of the Reorganizations. The estimated expenses of the Reorganizations attributable to each Fund, which include the amount to be paid by the Investment Advisor, are as follows:

Estimated Reorganization Expenses
Target Fund (BLJ)	Target Fund (BNJ)(1)	Acquiring Fund (MYJ)
$223,000	$263,000	$290,000

(1)	Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund.

Undistributed Net Investment Income: If the Reorganizations are approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date. As of July 31, 2017, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Investment Income
Target Fund (BLJ)	Target Fund (BNJ)	Acquiring Fund (MYJ)
$242,301	$663,963	$3,152,147

Capital Loss Carryforwards: The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (subject to change based on actual operating results after the date hereof):

Capital Loss Amount
Expiration	Target Fund (BLJ)	Target Fund (BNJ)	Acquiring Fund (MYJ)
2018	—	$842,367	—
2019	—	27,464	—
No expiration date	$348,945	1,034,744	$2,764,930

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

[    ]

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, [    ], a registered non-diversified closed-end investment company, File No. [    ] (the “Target Fund”) and BlackRock MuniYield New Jersey Fund, Inc., a registered non-diversified closed-end investment company, File No. 811-06570 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the state of Maryland, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the consummation of the Reorganization to the approval and adoption of this Agreement and

(i) the issuance of additional Acquiring Fund VRDP Shares (as defined in Section 1(o) herein) in connection with the Reorganization by the holders of the Acquiring Fund VRDP Shares (“Acquiring Fund VRDP Holders”) voting as a separate class, and

(ii) in the case of the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(o) herein) in connection with the Reorganization to the approval of such issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund (“Acquiring Fund Common Shareholders” and together with the Acquiring Fund VRDP Holders, the “Acquiring Fund Shareholders”) and the Acquiring Fund VRDP Holders voting as a single class, in each case as described in Sections 9(a) and (b) hereof.

(d) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Directors, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by [    ], each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(o) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(l) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i) The Acquiring Fund is not obligated under any provision of its charter or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2017, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(k) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m) The proxy statement for the Acquiring Fund VRDP Holders and holders of the Target Fund [VRDP/VMTP]3 Shares (as defined in section 2(o) herein) (the “Target Fund [VRDP/VMTP]4 Holders”) with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Preferred Shares Proxy Statement.

(n) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Acquiring Fund is authorized to issue 199,994,218 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”) and 1,800 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares (“VRDP Shares”), par value $0.10 per share and liquidation preference $100,000 per share (“Acquiring Fund VRDP Shares” and together with Acquiring Fund Common Shares, the “Acquiring Fund Shares”). Each outstanding Acquiring Fund Share is fully paid and nonassessable, and has the voting rights provided by the Acquiring Fund’s charter and applicable law.

(p) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(q) The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s charter or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(r) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(s) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

[3]	VRDP for BLJ and VMTP for BNJ.
[4]	VRDP for BLJ and VMTP for BNJ.

(t) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”), and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by [    ], and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its agreement and declaration of trust or bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this

Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the fiscal year ended [    ], 2017, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Preferred Shares Proxy Statement for the Target Fund [VRDP/VMTP]5 Holders with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Preferred Shares Proxy Statement.

[5]	VRDP for BLJ and VMTP for BNJ.

(n) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

[(o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”) and 187 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Target Fund VRDP Shares” and together with Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is fully paid and nonassessable, except as provided by the Target Fund’s agreement and declaration of trust, and has the voting rights provided by the Target Fund’s agreement and declaration of trust and applicable law.]6

[(o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”) and 591 preferred shares of beneficial interest of Series W-7 Variable Rate Muni Term Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Target Fund VMTP Shares” and together with Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is fully paid and nonassessable, except as provided by each Target Fund’s agreement and declaration of trust, and has the voting rights provided by each Target Fund’s agreement and declaration of trust and applicable law.]7

(p) All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in Section 3 of this Agreement.

(r) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(s) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

[(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Maryland.]8

[6]	Applicable only to BLJ.
[7]	Applicable only to BNJ.
[8]	Applicable only to BLJ

[(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, the Target Fund’s issuance of 591 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Target Fund VRDP Shares”) and the redemption by the Target Fund of all outstanding Target Fund VMTP Shares with the proceeds from such issuance (the “VMTP Refinancing”), and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Maryland.]9

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such distributions (“UNII Distributions”) on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Shares received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund VRDP Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

[9]	Applicable only to BNJ.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under the DSTA and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a) A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, which shall be determined as set forth below. The value of each Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Fund.

(b) A number of Acquiring Fund VRDP Shares equal to the number of Target Fund VRDP Shares outstanding immediately prior to the Closing Date, with the terms described in the Preferred Shares Proxy Statement, shall be issued by the Acquiring Fund to the Target Fund. No fractional Acquiring Fund VRDP Shares will be issued. Each Acquiring Fund VRDP Share issued to the Target Fund in exchange for a Target Fund VRDP Share will have a liquidation preference of $100,000 plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date. The Target Fund may pay any such accumulated and unpaid dividends prior to the Closing Date.

(c) The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of the Target Fund VRDP Shares and the Acquiring Fund VRDP Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Target Fund VRDP Shares or Acquiring Fund VRDP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d) The Acquiring Fund shall issue to the Target Fund certificates, share deposit receipts or book entry interests for the Acquiring Fund Common Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common

Shares by redelivering the certificates, share deposit receipts or book entry interests evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(e) The Acquiring Fund shall issue to the Target Fund book entry interests for the Acquiring Fund VRDP Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund VRDP Shares to the [Target Fund VRDP Holders]10 / [holders of the Target Fund VRDP Shares (the “Target Fund VRDP Holders”)]11 by redelivering the book entry interests evidencing ownership of the Acquiring Fund VRDP Shares to the transfer agent and registrar for the Acquiring Fund VRDP Shares for distribution to the Target Fund VRDP Holders on the basis of each holder’s proportionate holdings of the Target Fund VRDP Shares. In connection with such issuance, the Acquiring Fund shall amend the Acquiring Fund VRDP Shares’ Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (the “Articles Supplementary”), Notice of Special Rate Period, share certificates representing such VRDP Shares, and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case as of the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document, to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(f) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees or Directors (the “Board”), expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement and the Preferred Shares Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the preferred shares, legal fees incurred in connection with amending the transaction documents for the preferred shares, which may include the legal fees of counterparties and service providers to the extent applicable, [fees and expenses incurred in

[10]	Applicable to BLJ.
[11]	Applicable to BNJ.

connection with the VMTP Refinancing,]12 legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Reorganization, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v) The Acquiring Fund VRDP Shares to be transferred to the Target Fund for distribution to the Target Fund VRDP Holders on the Closing Date shall only be distributed to the Target Fund VRDP Holders in accordance with an available exemption from registration under the 1933 Act, in a manner not involving any public offering within the meaning of Section 4(2) of the 1933 Act.

(vi) Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

[12]	Applicable only to BNJ.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement and the Preferred Shares Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement and the Preferred Shares Proxy Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Acquiring Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Acquiring Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization to be rated no lower than the rating assigned to the Acquiring Fund VRDP Shares immediately prior to the Closing Date by the rating agencies then rating the Acquiring Fund VRDP Shares.

(vii) The Acquiring Fund shall use reasonable efforts to amend the following documents to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization: (1) the Articles Supplementary; (2) the Notice of Special Rate Period for the Acquiring Fund VRDP Shares; (3) share certificates representing Acquiring Fund VRDP Shares; (4) the VRDP Shares Fee Agreement for the Acquiring Fund VRDP Shares; (5) the VRDP Shares Purchase Agreement for the Acquiring Fund VRDP Shares; (6) the VRDP Shares Remarketing Agreement for the Acquiring Fund VRDP Shares; (7) the Tender and Paying Agent Agreement for the Acquiring Fund VRDP Shares; and (8) such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case by the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the DSTA and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Target Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Target Fund [VRDP/VMTP]13 Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(v) Upon the request of the Acquiring Fund, the Target Fund shall use reasonable efforts to perform the following actions by the Closing Date or such later time as may be agreed to by the Acquiring Fund: (a) terminate the VRDP Shares Fee Agreement, VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement and such other agreements, instruments or documents related to the Target Fund VRDP Shares, (b) withdraw the ratings assigned to the Target Fund VRDP Shares, (c) cancel the share certificates representing Target Fund VRDP Shares, and (d) withdraw or deregister the Target Fund VRDP Shares from The Depository Trust Company.

[(vi) Upon the approval of this Agreement by the requisite shareholders of the Funds, the Target Fund agrees to use reasonable efforts to consummate the VMTP Refinancing prior to the Closing Date.]14

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Skadden, Four Times Square, New York, New York 10036, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver its assets that are to be transferred, together with any other Target Fund Investments, to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares and Target Fund VRDP Shares owned by each such Target Fund Shareholder, certified to the best of

[13]	VRDP for BLJ and VMTP for BNJ.
[14]	Applicable only to BNJ.

its knowledge and belief by the transfer agent for the Target Fund Common Shares and Target Fund VRDP Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by at least two-thirds of the members of the Board of the Target Fund and by the affirmative vote of the Target Fund Common Shareholders and the Target Fund [VRDP/VMTP]15 Holders, voting as a single class, representing a 1940 Act Majority (as defined below) of the outstanding shares entitled to vote on this Agreement, and by the affirmative vote of the Target Fund [VRDP/VMTP]16 Holders, voting as a separate class, representing a 1940 Act Majority (as defined below) of the outstanding VRDP Shares entitled to vote on this Agreement. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the class or classes of Target Fund Shares entitled to vote on such proposal present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal are present or represented by proxy or (ii) more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal, whichever is less.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund VRDP Holders, voting as a separate class, approving this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, and the vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, approving the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary or any Assistant Secretary.

(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

[15]	VRDP for BLJ and VMTP for BNJ.
[16]	VRDP for BLJ and VMTP for BNJ.

(f) That the Target Fund shall have received the opinion of counsel(s) to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) the Acquiring Fund is validly existing as a corporation in good standing under the laws of the State of Maryland;

(ii) the Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Acquiring Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement; the execution and delivery of and the consummation by the Acquiring Fund of the transactions contemplated under this Agreement have been duly authorized by all requisite action of the Acquiring Fund; and this Agreement has been duly executed by the Acquiring Fund;

(iv) the execution, delivery and performance of this Agreement by the Acquiring Fund do not and will not conflict with, or result in any breach of or constitute a default under, any provision of the Acquiring Fund’s charter and bylaws or any Maryland statute applicable to the Acquiring Fund;

(v) no approval of any governmental authority of the State of Maryland having jurisdiction over the Acquiring Fund is required in connection with the execution and delivery of this Agreement by the Acquiring Fund or the performance by the Acquiring Fund of its obligations thereunder;

(vi) this Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of Delaware;

(vii) neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement: (i) conflicts with the charter or bylaws of the Acquiring Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Delaware or the State of Maryland;

(viii) neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement requires or will require the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Maryland, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made;

(ix) neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires or will require the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of Delaware, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(x) the issuance of the Acquiring Fund Shares to be issued in the manner contemplated by the N-14 Registration Statement and as contemplated by this Agreement has been duly authorized and, when issued in accordance with the Agreement as the effective time, the Acquiring Fund Shares will be validly issued, fully paid and non-assessable.

(g) That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

(j) That the liquidity provider for the Target Fund VRDP Shares shall have consented to this Agreement.

[(k) That the VMTP Refinancing shall have been consummated prior to the Closing Date.]17

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund VRDP Holders, voting as a separate class, of a majority of the outstanding Acquiring Fund VRDP Shares.

(b) That the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, of a majority of the votes cast at the Acquiring Fund’s shareholder meeting where such issuance of additional Acquiring Fund Common Shares shall be approved.

(c) The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Common Shareholders and the Target Fund VRDP/VMTP]18 Holders, voting as a single class, approving this Agreement, and the vote of the Target Fund [VRDP/VMTP]19 Holders, voting as a separate class, approving this Agreement, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary or any Assistant Secretary.

(d) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(e) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

[17]	Applicable to BNJ.
[18]	VRDP for BLJ and VMTP for BNJ.
[19]	VRDP for BLJ and VMTP for BNJ.

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) That the Acquiring Fund shall have received the opinion of counsel(s) for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) based solely on its review of a certificate, and a bringdown verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Delaware with respect to the Target Fund’s existence and good standing in the State of Delaware, the Target Fund is validly existing and in good standing under the DSTA;

(ii) the Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Target Fund has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the DSTA;

(iv) this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Target Fund under the DSTA;

(v) this Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of Delaware;

(vi) neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement: (i) conflicts with the agreement and declaration of trust or bylaws of the Target Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Delaware; and

(vii) neither the execution and delivery by the Target Fund of this Agreement nor the enforceability of this Agreement against the Target Fund requires or will require the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Delaware, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(h) That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(k) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(l) That the liquidity provider for the Acquiring Fund VRDP Shares shall have consented to this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(m) That the liquidity provider, remarketing agent, tender and paying agent and the rating agencies for the Acquiring Fund VRDP Shares shall have consented to any amendments to the Articles Supplementary, the notice of special rate period for the special rate period in effect for the Acquiring Fund VRDP Shares as of the Closing Date, the share certificate of the Acquiring Fund VRDP Shares and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares that are necessary to reflect the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, but only to the extent such consent is required under the Related Documents (as defined in the Articles Supplementary).

[(n) That the VMTP Refinancing shall have been consummated prior to the Closing Date.]20

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2019, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

[20]	Applicable to BNJ.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to [    ] c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: [    ], [    ] of the Target Fund or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock MuniYield New Jersey Fund, Inc. c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: [    ], [    ] of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

By:
Name:
Title:

[TARGET FUND]

By:
Name:
Title:

APPENDIX B

FACTORS AFFECTING MUNICIPAL SECURITIES IN NEW JERSEY

The following information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by BlackRock MuniYield New Jersey Fund, Inc. (the “Fund”) are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Special Considerations Relating to New Jersey Municipal Obligations. The Fund will have considerable investments in New Jersey municipal obligations. Accordingly, the Fund is susceptible to certain factors which could adversely affect issuers of New Jersey municipal obligations. The ability of issuers to pay interest on, and repay principal of, New Jersey municipal obligations may be affected by: (1) amendments to the Constitution of the State of New Jersey (“State”) and other statutes that limit the taxing and spending authority of State government entities; (2) the general financial and economic profile as well as the political climate of the State, its public authorities and political subdivisions; and (3) a change in State laws and regulations or subsequent court decisions that may affect, directly or indirectly, New Jersey municipal obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine New Jersey issuers’ efforts to borrow, inhibit secondary market liquidity and erode credit ratings. Furthermore, it should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Summarized below are important financial concerns relating to the Fund’s investments in New Jersey municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in New Jersey municipal obligations. The information in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State. It should be noted that the information recorded here is based on the economic and budget data and forecasts found in certain publications issued by the State between March 23, 2016 and September 15, 2017. The accuracy and completeness of the information in those publications have not been independently verified. Since the time that certain of those resources were published, there have been (and may still be) significant changes in circumstances altering the economic and budget predictions found in those publications and presented here.

It is also important to note that each dollar amount referenced in this section has been truncated to one digit after the decimal, rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

State Demographics. The State is the fifth smallest state in land area, the eleventh largest in population and the most densely populated of all the states. As of June 30, 2016, the State’s population was estimated to be 8.9 million in 2016. The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic sea shore to its east and lakes and mountains in the north and northwest, which provide recreation for residents as well as out-of-state visitors. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.

State Economy. The discussion that follows is primarily based on information published by the State Department of the Treasury in the 2016 Financial Report (as defined herein). All predictions and past performance information contained in this subsection were made on or before that time even though they may be stated in the present tense and may no longer be accurate.

The unemployment rate stood at 4.2% at the end of July 2017, which is the lowest State unemployment rate since May 2007. The unemployment rate was 4.7% at the end of December 2016. Real gross state product grew by 1.2% in 2016, which is in line with the average rate of growth over the previous five years.

Personal income, which is income from all sources including earnings, assets, and transfer income, grew by 3.2% in 2016. Personal income has increased for sixteen consecutive quarters and at June 30, 2016 was at $563.6 billion.

The State gained 9,800 jobs in July for a year-to-date total increase of 28,600 jobs. The State gained 58,900 jobs in 2016, the most in a year since 2000. The growth in payroll employment over the first half of 2017 has been led by the leisure and hospitality services (12,500 jobs), construction (7,600 jobs), and manufacturing (4,300 jobs) sectors. Payroll employment declined in the trade, transportation, & utilities sector (-4,500 jobs) and the information sector (-700 jobs).

In 2016, the number of New Jersey’s housing sector residential building permits remained above 25,000 for the third year in a row. Motor vehicle sales in 2016 for new cars exceeded 600,000 for the first time since prior to the Great Depression.

State Budget. The State operates on a fiscal year beginning July 1 and ending June 30. Annual budgets are adopted for the General Fund and certain special revenue funds. The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources. The State Constitution requires that the annual State budget be balanced. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

Debt Limitations. The State Constitution provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing produces a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional provision does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”).

The Debt Limitation Clause was amended by voters on November 4, 2008. The amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein is submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The constitutional amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings.

State Funds. The State’s financial accounting is organized by funds which are accounting entities that segregate financial resources according to the purposes for which they may be used. Individual funds are grouped into one of the following categories—General State Funds, Special Revenue, Capital Projects, Proprietary and Private Purpose Trust Funds. .

General State Funds. These funds include the General Fund, Property Tax Relief Fund, Casino Revenue Fund, Casino Control Fund and Gubernatorial Elections Fund.

The General Fund. This fund is the State’s chief operating fund and is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from most taxes, most federal revenues and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the General Fund.

The Property Tax Relief Fund. This fund accounts for revenues from the New Jersey Gross Income Tax and revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax both of which are constitutionally dedicated toward property tax relief and reform. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the Property Tax Relief Fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts. During fiscal year 2016, $14.0 billion of property tax relief expenditures were made. The Property Tax Relief Fund’s fiscal year 2016 ending fund balance was $18.3 million.

The Casino Revenue Fund. This fund consists of taxes imposed on the State’s casinos and other related activities including internet gambling. Gross revenue refers to the total of all sums actually received by a licensee from gaming operations, less the total sums paid out as winnings to patrons. Appropriations from this fund must be used for reductions in property taxes, utility charges and other specified expenses of eligible senior and disabled citizens.

The Casino Control Fund. This fund consists of fees collected from the issuance and annual renewal of casino licenses, work permit fees and other license fees. Appropriations are made to fund the operations of the Casino Control Commission and the Division of Gaming Enforcement.

The Gubernatorial Elections Fund. This fund is used to account for receipts from the one dollar designations on State Gross Income Tax returns. When indicated by the taxpayer on a State gross income tax return, one dollar of the tax is taken from the individual’s gross income tax liability (Property Tax Relief Fund) and credited to the Gubernatorial Elections Fund. Such funds are available for appropriations pursuant to the New Jersey Campaign Contributions and Expenditures Reporting Act, as amended.

Special Revenue Funds. These funds account for resources legally restricted to expenditure for specific purposes. While the Property Tax Relief, Casino Revenue, Casino Control and Gubernatorial Elections Funds fall into this category, they are included under General State Funds as they make up an integral portion of the State’s annual budget.

Capital Projects Funds. These funds are used to account for financial resources, usually general obligation bonds, to be used for the acquisition or construction of major capital facilities for the State. The Capital Projects Funds includes the State Transportation Fund which is used to account for financial resources for State transportation projects. Other projects funded by these funds may include mental health, educational and correctional facilities and public transportation projects.

Proprietary Funds. These funds are used to account for any State activity that is operated similar to a private business for which a fee is charged to external users for goods and services. Activities are required to be reported as proprietary funds if laws or regulations require that the activity’s cost of providing services be recovered with fees and charges. Because these funds charge fees to external users for goods and services, they are known as enterprise funds. Two such funds are the State Lottery Fund and the Unemployment Compensation Fund.

State Lottery Fund. Monies derived from the sale of State lottery tickets are deposited into this fund. Disbursements are authorized for the payment of prizes to holders of winning lottery tickets and for the administrative expenses of the Division of State Lottery. Available fund balances are transferred to the General Fund in support of the amounts annually appropriated for State institutions and for education. The Lottery is a major source of revenue for State education and institutions. In Fiscal Year 2016, gross revenues totaled $3.3 billion of which $2.0 billion was returned in prizes; $987.0 million went to State education and institutions; $245.5 million was paid to sales agents and ticket vendors; and $54.4 million covered lottery operational and promotional expenses. As of June 30, 2016, the State Lottery, since its inception, has generated over $67.3 billion in gross revenues; $36.7 billion in prizes; and contributions of $25.0 billion to the State.

Unemployment Compensation Fund. This fund accounts for payments made by employees and employers for unemployment compensation, amounts credited or advanced by the U.S. Government and monies received from other sources. After consideration is given to any claim made for refund or overpayment to the fund, the Division of Employment Security transfers the remainder to the U.S. Treasurer for credit to this fund. Under State law, the rates for employers are subject to automatic annual adjustment, as necessary, to maintain the Fund’s sufficiency. The Fund operates independently and its obligations are not payable from the General Fund. To provide for sufficient cash flow to fund unemployment claims, the State can make a request to the U.S. Treasurer for advances on an as needed basis. For the year ended June 30, 2016, the fund had a net position increase of $762.2 million of available resources which exceeded the need to pay claims.

Private Purpose Trust Funds. These funds account for all trust fund arrangements for which principal and income benefit individuals, private organizations or other governments.

Fiscal Year 2016 Summary. The State Department of the Treasury’s Office of Management and Budget (“OMB”) has released the audited Comprehensive Annual Financial Report for the fiscal year ended June 30, 2016 (“2016 Financial Report”). The 2016 Financial Report presents the audited financial position and operating results of the State under generally accepted accounting principles (“GAAP”) applicable to state and local governments as established by the Governmental Accounting Standards Board (“GASB”).

For fiscal year 2016, State revenues, including transfers, totaled $58.9 billion or a decrease of $0.9 billion when compared to the prior fiscal year. This decrease in total revenues is primarily attributable to a decrease in interest earnings and in general taxes, primarily the State’s Corporation Business Tax.

General taxes totaled $30.5 billion and accounted for 51.7% of total State revenues for fiscal year 2016. The State’s Gross Income Tax totaled $13.4 billion; the Sales and Use Tax totaled $9.2 billion; and the Corporation Business Tax totaled $2.3 billion. The State’s three major taxes comprised 81.7% of the total general taxes that were collected during fiscal year 2016. The State’s general taxes decreased by $307.8 million compared to fiscal year 2015.

Fiscal year 2016 expenses totaled $66.0 billion, for an increase of $0.9 billion in comparison to the prior fiscal year. State spending increased by $769.4 million in government direction, management, and control mainly due to the increase in the pension expense and $725.7 million in educational, cultural, and intellectual development. Offsetting the aforementioned increases were decreases in transportation programs, $308.5 million, and in economic planning, development and security, $242.8 million.

According to the 2016 Financial Report, the General Fund’s 2016 fiscal year end balance totaled $3.9 billion, of which $462.8 million represented unassigned fund balance. During fiscal year 2016, the State’s total governmental fund balance increased by $0.8 billion.

The Surplus Revenue Fund is an account within the State’s General Fund that is used as a “rainy day fund.” Surplus revenue is defined as an amount equivalent to 50% of the excess between the amount certified by the Governor at the time of the approval of the annual budget and the amount of General Fund revenue reported from the annual financial report of the General Fund for that fiscal year. As of June 30, 2013, the State’s Surplus Revenue Fund had a balance of zero.

Total expenditures were $5.4 billion lower than original appropriations as set forth in the annual Appropriations Act plus supplemental appropriations enacted during the fiscal year. A major cause for under-spending resulted from the overestimate of federal funds. This practice allows the State to receive the maximum federal dollars that become available. During fiscal year 2016, the State’s appropriation of federal funds and other grants exceeded expenditures by $2.5 billion; these excess appropriations are available for use in future years. From a fiscal year 2016 program perspective, under-spending transpired in community development and environmental management ($721.1 million); physical and mental health ($2.4 billion); public safety and criminal justice ($636.0 million); economic planning, development, and security ($743.4 million); transportation programs ($108.5 million); special government services ($66.2 million); government direction, management, and control ($438.6 million); and in educational, cultural, and intellectual development ($311.5 million).

On a budgetary basis, general revenues of $34.5 billion were $5.5 billion lower than the final budget. The negative variance was primarily the result of unearned federal and other grant revenues of $2.5 billion, declines of $2.3 billion in other revenues. Federal and other grant revenues are not earned unless there has been a grant award and eligible grant expenses incurred. To the extent that federal and grant appropriations are made in anticipation of grant awards and the incurrence of grant expenditures, grant revenues are budgeted.

State Indebtedness. As of June 30, 2016, New Jersey’s outstanding long-term obligations for governmental activities totaled $171.6 billion, an $18.1 billion increase over the prior fiscal year. Of the $18.1 billion increase, $18.6 billion is attributable to increases in the Net Pension Liability and Net OPEB Obligation offset by a $0.5 billion reduction in bonded debt. Long-term bonded debt obligations totaled $42.7 billion, while other long-term obligations totaled $128.9 billion. In addition, the State has $4.0 billion of legislatively authorized bonding capacity that has not yet been issued. As of June 30, 2016, the legislatively authorized but unissued debt decreased by $1.1 billion.

General Obligation Bonds. The State is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions. General obligation bond acts are both legislatively and voter-approved and are backed by the State’s full faith and credit. As of June 30, 2016, the State had $2.0 billion of State general obligation bonds outstanding with another $768.2 million of bonding authorization remaining from various State general obligation bond acts. The amount provided by the State’s General Fund for debt service payments for Fiscal Year 2016 was $478.4 million.

The State has refunded various outstanding general obligation bonds. Refunding bond proceeds are used to purchase and deposit United States Treasury Obligations—State and Local Government Series or open market U.S. Treasury Securities into a separate irrevocable trust fund held by a trustee. The investments and the fixed earnings that accrue are sufficient to fully service the defeased debt until it is called or matures. For financial reporting purposes, the refunded debt is considered defeased at the time the refunding bonds have been issued. Therefore, the refunded debt is removed as a liability from the State’s long-term obligations. During the fiscal year, $131.5 million of general obligation refunding bonds were issued. As a result, $139.2 of general obligation refunding bonds have been refunded and are now considered defeased. Total debt service payments over the next seven (7) years were reduced by $8 million and generated net present value savings of $8.1 million. As of June 30, 2016, the amount of defeased general obligation debt outstanding, but removed from the State’s long-term obligations, amounted to $288.1 million.

Revenue Bonds. This debt classification represents bond issuances whose segment of debt service is derived solely from legally restricted revenues. Revenue bonds include debt issued by the New Jersey Building Authority (NJBA), the Garden State Preservation Trust (GSPT), and the New Jersey Transportation Trust Fund Authority (TTFA). During Fiscal Year 2016, the TTFA issued $26.8 million of bonds used to fund transportation system improvements. The NJBA issued $97.6 million of refunding bonds used to defease $101.9 million of existing debt. As a result, the refunded bonds’ liability has been removed from the State’s long-term obligations. Total debt service payments over the next 11 years were decreased by $3.6 million which resulted in $3.5 million in present value savings. During Fiscal Year 2016, no GSPT debt was issued. Total authorized but unissued revenue bonds equal $0 as of June 30, 2016.

Installment Obligations. Installment Obligations represent agreements between the State and several authorities which have issued bonds for the purpose of purchasing or constructing facilities to be rented by the State or to provide financing for other State projects. The State agrees to make payments equal to the corresponding authority’s debt service, subject to and dependent upon appropriations being made from time to time by the State Legislature. At the conclusion of the term of the installment obligation agreement, title to the various facilities is transferred to the State, except in the case of the School Facilities Construction Program. During Fiscal Year 2016, these authorities issued $2.5 billion of bonds, of which $2.0 billion were refunding bonds, that were issued in order to defease $1.8 billion of existing debt. The liability on these refunded bonds has been removed from the State’s long-term obligations. Total debt service payments over the next 11 years were decreased by $27.8 million and resulted in a net present value savings of $12.7 million. The State’s installment obligations outstanding as of June 30, 2016 total $18.2 billion. Total authorized but unissued installment obligations equal $3.3 billion as of June 30, 2016.

Certificates of Participation. These obligations represent several lines of credit that were drawn on to finance State equipment needs under the State’s master lease program.

Short-Term Debt. The State issues short-term debt instruments in the form of tax and revenue anticipation notes in advance of income tax and corporation business tax collections, depositing the proceeds in the General Fund. These notes are used to provide effective cash management to fund the imbalances that occur between the collection of revenues and the disbursement of appropriations of the General Fund and Property Tax Relief Fund. For Fiscal Year 2013, the State, under a resolution executed by the Treasurer on July 1, 2015, authorized the issuance of $2.6 billion of Tax and Revenue Anticipation Notes (TRAN). On July 1, 2015 the State issued $1.9 billion of TRAN through a private placement. On August 30, 2017, the State Treasurer adopted a resolution authorizing the issuance of TRANs for Fiscal Year 2018. Pursuant thereto, on August 30, 2017, the State Treasurer entered into a Note Purchase Contract with RBC Capital Markets, LLC (“RBC Capital”) under which RBC Capital agrees to purchase TRANs in one or more series in the maximum amount of $2,000,000,000. Pursuant to such Note Purchase Contract, the State issued its Series Fiscal 2018A TRANs to RBC Capital on August 31, 2017 in the amount of $900,000,000. The Series Fiscal 2018A TRANs will mature on June 28, 2018.

Tobacco Settlement Financing Corporation, Inc. In November 1998, the State entered into a master settlement agreement (the “MSA”) with participating cigarette manufacturers, forty-six states, and six other U.S. jurisdictions in the settlement of certain smoking-related litigation. During fiscal year 2003, the State sold to the newly established Tobacco Settlement Financing Corporation, Inc. (“TSFC”) the State’s right, title and beneficial ownership interest in the State’s right to receive tobacco settlement payments under the MSA and decree of final judgment. In return, TSFC issued $3.5 billion of bonds to pay for the tobacco settlement rights. Proceeds were used to fund General Fund expenditures during fiscal year 2003 and fiscal year 2004. During fiscal year 2007, $4.7 billion of refunding bonds were issued, of which $1.1 billion were capital appreciation bonds. The State retains 23.74% of the tobacco settlement receipts.

During fiscal year 2003, the TSFC was presented as a discreet component unit of the State. Since then, the State adopted GASB Technical Bulletin No. 2004-1, Tobacco Settlement Recognition and Financial Reporting Issues. As a result, the TSFC is required to be shown as a blended component unit of the State. Bonds issued by the TSFC are the sole obligation of the TSFC. The State is not liable for any debt issued by the TSFC nor is the debt dependent on any dedicated stream of revenue generated by the State.

On March 7, 2014, the Tobacco Settlement Financing Corporation executed a Series 2007-1B Pledge Agreement relating to the Corporation’s Tobacco Settlement Asset-Backed Bonds, Series 2007-1B First Subordinate Capital Appreciation Bonds and a Series 2007-1C Pledge Agreement relating to the Corporation’s Tobacco Settlement Asset-Backed Bonds, Series 2007-1C Second Subordinate Capital Appreciation Bonds. Pursuant to the Pledge Agreements, the Corporation will pledge 15.99% of the tobacco settlement receipts (“TSRs”) received on and after July 1, 2016 to the optional redemption of the Series 2007-1B Bonds and 7.75% of the TSRs received on and after July 1, 2016 to the optional redemption of the 2007-1C Bonds. All 2007 unpledged TSRs received prior to July 1, 2016 will continue to be paid to the State. The Additional Pledged TSRs are not currently pledged to the Corporation’s outstanding bonds and are paid to the State. In consideration of the Pledge Agreements, certain holders of the Series 2007-1B Bonds and the Series 2007-1C Bonds paid the Corporation a bond enhancement premium of $96.5 million in 2014, which the Corporation remitted $91.6 million to the State and the remaining $4.9 million was paid to various professionals as a transaction fee.

State Pension and Other Postemployment Benefits (“OPEB”) Obligations. The State resumed making contributions to the pension plans on a phased-in basis over a seven year period beginning in Fiscal Year 2012. Previously, the State had not fully funded its various pension plans for several years, and its post-retirement medical program is funded on a pay-as-you-go basis. This continued underfunding on an actuarial basis has led to the State’s current net pension obligation of $93.2 billion and a net OPEB obligation of $32.3 billion based on the current actuarial valuations which are as of June 30, 2016.

Ratings. The State’s various outstanding general obligation bonds were rated “A” with a negative outlook by Fitch Ratings (“Fitch”) as of September 5, 2014, “A3” by Moody’s Investors Service, Inc. (“Moody’s”) as of March 27, 2017, and “A-“ by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) as of November 14, 2016. Kroll Bond Rating Agency has also assigned an “A” rating to New Jersey’s general obligation debt. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the State general obligation bonds.

Litigation. At any given time, there can be various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. At any given time there are also various numbers of claims seeking monetary damages or other relief, which, if granted, would require the expenditure of funds. Additional cases pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure can be found in the State’s Official Statement concerning the general obligation bonds it issues.

APPENDIX C

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p	This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim	Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Municipal Short-Term Note Ratings Definitions

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e	Expected ratings. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P)	Provisional Ratings. Moody’s will often assign a provisional rating to program ratings or to an issuer or an instrument when the assignment of a definitive rating is subject to the fulfilment of contingencies that are highly likely to be completed. Upon fulfillment of these contingencies, such as finalization of documents and issuance of the securities, the provisional notation is removed. A provisional rating is denoted by placing a (P) in front of the rating.

#	Refundeds. I Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

WR	Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR	Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

NAV	Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

TWR	Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings Scales

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX D

PROXY VOTING POLICIES – BLACKROCK U.S. REGISTERED FUNDS

Closed-End Fund Proxy Voting Policy

July 1, 2017

Effective Date: July 1, 2017

Applies to the following types of Funds registered under the 1940 Act:

☐ Open-End Mutual Funds (including money market funds)

☐ Money Market Funds Only

☐ iShares ETFs

☒ Closed-End Funds

☐ Other

The Boards of Trustees/Directors (“Directors”) of the closed-end funds advised by BlackRock Advisors, LLC (“BlackRock”) (the “Funds”) have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock. BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund in accordance with the BlackRock Proxy Voting Guidelines; provided that in the case of securities held by BlackRock closed-end funds that have or propose to adopt classified boards, BlackRock will typically (a) vote in favor of proposals to adopt classification and against proposals to eliminate classification, and (b) not vote against directors as a result of their adoption of a classified board structure.

BlackRock will report on an annual basis to the Directors on (1) all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines (as modified pursuant to the immediately preceding paragraph), and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

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Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

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BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

▶	Boards and directors

▶	Auditors and audit-related issues

▶	Capital structure, mergers, asset sales and other special transactions

▶	Remuneration and benefits

▶	Social, ethical and environmental issues

▶	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

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Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

▶	establishing an appropriate corporate governance structure;

▶	supporting and overseeing management in setting strategy;

▶	ensuring the integrity of financial statements;

▶	making decisions regarding mergers, acquisitions and disposals;

▶	establishing appropriate executive compensation structures; and

▶	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

▶	current employment at the company or a subsidiary;

▶	former employment within the past several years as an executive of the company;

▶	providing substantial professional services to the company and/or members of the company’s management;

▶	having had a substantial business relationship in the past three years;

▶	having, or representing a shareholder with, a substantial shareholding in the company;

▶	being an immediate family member of any of the aforementioned; and

▶	interlocking directorships.

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BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

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Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

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Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

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BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

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In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

▶	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

▶	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate

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Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

▶	BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

▶	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

▶	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.

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As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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